UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.    )

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Dine Brands Global, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Notice of 2019 Annual Meeting and Proxy Statement

2019 PROXY STATEMENT

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

450 North Brand Boulevard

Glendale, California 91203

(866) 995-DINE

April 1, 2019

Dear Fellow Stockholders:

We are pleased to invite you to attend the 2019 Annual Meeting of Stockholders of Dine Brands Global, Inc., which will be held on Tuesday, May 14, 2019, at 8:00 a.m., Local Time, at our offices located at 450 North Brand Boulevard, Glendale, California 91203. At this year’s Annual Meeting, you will be asked to: (i) approve and adopt amendments to the Dine Brands Global, Inc. Restated Certificate of Incorporation to declassify the Board of Directors and make other related changes; (ii) elect the four Class I directors identified in this proxy statement; (iii) ratify the appointment of Ernst & Young LLP as our independent auditor; (iv) approve, on an advisory basis, the compensation of our named executive officers; and (v) approve the Dine Brands Global, Inc. 2019 Stock Incentive Plan.

Whether or not you plan to attend the Annual Meeting in person, we hope you will vote as soon as possible. Voting your proxy will ensure your representation at the Annual Meeting. You can vote your shares over the Internet, by telephone or by using a traditional proxy card. Instructions on each of these voting methods are outlined in the enclosed proxy statement.

We urge you to review carefully the proxy materials and to vote: FOR the approval and adoption of amendments to the Dine Brands Global, Inc. Restated Certificate of Incorporation; FOR the election of each of the Class I directors identified in this proxy statement; FOR the ratification of the appointment of Ernst & Young LLP as our independent auditor; FOR the approval, on an advisory basis, of the compensation of our named executive officers; and FOR the approval of the Dine Brands Global, Inc. 2019 Stock Incentive Plan.

Thank you for your continued support of and interest in Dine Brands Global, Inc. We look forward to seeing you on May 14th.

Sincerely yours,

Richard J. Dahl	Stephen P. Joyce
Chairman of the Board of Directors	Chief Executive Officer

2019 PROXY STATEMENT

450 North Brand Boulevard

Glendale, California 91203

(866) 995-DINE

NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 14, 2019

April 1, 2019

To the Stockholders of Dine Brands Global, Inc.:

NOTICE IS HEREBY GIVEN that the 2019 Annual Meeting of Stockholders (the “Annual Meeting”) of Dine Brands Global, Inc., a Delaware corporation (the “Corporation”), will be held at the Corporation’s offices located at 450 North Brand Boulevard, Glendale, California 91203, on Tuesday, May 14, 2019, at 8:00 a.m., Local Time, for the following purposes as more fully described in the accompanying proxy statement:

(1)	To approve and adopt amendments to the Dine Brands Global, Inc. Restated Certificate of Incorporation;

(2)	To elect the four Class I directors identified in the proxy statement;

(3)	To ratify the appointment of Ernst & Young LLP as the Corporation’s independent auditor for the fiscal year ending December 31, 2019;

(4)	To approve, on an advisory basis, the compensation of the Corporation’s named executive officers; and

(5)	To approve the Dine Brands Global, Inc. 2019 Stock Incentive Plan

Only stockholders of record at the close of business on March 18, 2019, the record date for the Annual Meeting, are entitled to notice of, and to vote at, the Annual Meeting and any adjournment thereof.

By Order of the Board of Directors,

Bryan R. Adel

Senior Vice President, Legal, General Counsel and Secretary

2019 PROXY STATEMENT

Important Notice Regarding the Availability of

Proxy Materials for the Annual Meeting of Stockholders

of Dine Brands Global, Inc.

to be Held on May 14, 2019

The notice of the Annual Meeting, proxy statement and 2018 annual report to stockholders and the means to vote by Internet are available at www.envisionreports.com/DIN.

Your Vote is Important

Please vote as promptly as possible by using the Internet or telephone or by signing, dating and returning the proxy card. If you did not receive a paper copy of the proxy statement with the proxy card and would like to vote by proxy card, please refer to the instructions on requesting a paper copy of these materials in this proxy statement. All stockholders are cordially invited to attend the Annual Meeting in person. If you attend the Annual Meeting, you may vote in person if you wish, even if you have previously voted by another method.

2019 PROXY STATEMENT

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2019 PROXY STATEMENT
PROXY STATEMENT FOR THE 2019 ANNUAL MEETING OF STOCKHOLDERS

450 North Brand Boulevard

Glendale, California 91203

(866) 995-DINE

PROXY STATEMENT FOR THE 2019 ANNUAL MEETING OF STOCKHOLDERS

QUESTIONS AND ANSWERS

Q: Why am I receiving these materials?

A: Dine Brands Global, Inc. (the “Corporation”) has made these materials available to you on the Internet and by mail in connection with the Corporation’s solicitation of proxies for use at the 2019 Annual Meeting of Stockholders (“Annual Meeting”) to be held on Tuesday, May 14, 2019, at 8:00 a.m., Local Time, and at any adjournment or postponement thereof. These materials were first sent or made available to stockholders on April 1, 2019. You are invited to attend the Annual Meeting and are requested to vote on the proposals described in this proxy statement. The Annual Meeting will be held at the Corporation’s offices located at 450 North Brand Boulevard, Glendale, California 91203.

Q: What is included in these materials?

A: These materials include:

•	This proxy statement for the Annual Meeting; and

•	The Corporation’s 2018 annual report to stockholders, which contains the annual report on Form 10-K for the fiscal year ended December 31, 2018, as filed with the Securities and Exchange Commission (“SEC”) on February 21, 2019.

Q: What items will be voted on at the Annual Meeting?

A: The Board of Directors is requesting that stockholders vote on the following five proposals at the Annual Meeting:

Proposal One: The approval and adoption of amendments to the Dine Brands Global, Inc. Restated Certificate of Incorporation to declassify the Board of Directors and make other related changes.

Proposal Two: The election of the four Class I directors identified in this proxy statement.

Proposal Three: The ratification of the appointment of Ernst & Young LLP as the Corporation’s independent auditor for the fiscal year ending December 31, 2019.

Proposal Four: The approval, on an advisory basis, of the compensation of the Corporation’s named executive officers.

Proposal Five: The approval of the Dine Brands Global, Inc. 2019 Stock Incentive Plan.

Q: What are the voting recommendations of the Board of Directors?

A: The Board of Directors recommends that you vote your shares:

•	“FOR” the approval and adoption of amendments to the Dine Brands Global, Inc. Restated Certificate of Incorporation to declassify the Board of Directors and make other related changes;

•	“FOR” the four individuals nominated to serve as Class I directors;

•	“FOR” the ratification of the appointment of Ernst & Young LLP as the Corporation’s independent auditor for the fiscal year ending December 31, 2019;

•	“FOR” the approval, on an advisory basis, of the compensation of the Corporation’s named executive officers; and

•	“FOR” the approval of the Dine Brands Global, Inc. 2019 Stock Incentive Plan.

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2019 PROXY STATEMENT
PROXY STATEMENT FOR THE 2019 ANNUAL MEETING OF STOCKHOLDERS

Q: Who is entitled to vote?

A: Only stockholders of record at the close of business on March 18, 2019 (the “Record Date”) will be entitled to receive notice of, and to vote at, the Annual Meeting. As of the Record Date, there were [•] shares of common stock, par value $.01 per share (the “Common Stock”) outstanding. The holders of Common Stock are entitled to one vote per share. Stockholders of record of the Common Stock may vote their shares either in person or by proxy.

Q: What constitutes a “quorum”?

A: A quorum is necessary to hold a valid meeting of stockholders. A quorum exists if the holders of a majority of the voting power of the capital stock issued and outstanding and entitled to vote at the Annual Meeting are present in person or represented by proxy.

Q: How do I cast my vote?

A: There are four ways to vote:

•	By Internet. To vote by Internet, go to www.envisionreports.com/DIN. Internet voting is available 24 hours a day, although your vote by Internet must be received by 11:59 p.m. Eastern Time on May 13, 2019. You will need the control number found either on the Notice of Internet Availability of Proxy Materials or on the proxy card if you are receiving a printed copy of these materials. If you vote by Internet, do not return your proxy card or voting instruction card unless you intend to revoke your earlier vote. If you hold your shares in “street name,” please refer to the Notice of Internet Availability of Proxy Materials or voting instruction card provided to you by your broker, bank or other holder of record for Internet voting instructions.

•	By Telephone. To vote by telephone, registered stockholders should dial 800-652-VOTE (8683) and follow the instructions. Telephone voting is available 24 hours a day, although your vote by phone must be received by 11:59 p.m. Eastern Time, May 13, 2019. You will need the control number found either on the Notice of Internet Availability of Proxy Materials or on the proxy card if you are receiving a printed copy of these materials. If you vote by telephone, do not return your proxy card or voting instruction card unless you intend to revoke your earlier vote. If you hold your shares in street name, please refer to the Notice of Internet Availability of Proxy Materials or voting instruction card provided to you by your broker, bank or other holder of record for telephone voting instructions.

•	By Mail. By signing the proxy card and returning it in the prepaid and addressed envelope enclosed with proxy materials delivered by mail, you are authorizing the individuals named on the proxy card to vote your shares at the Annual Meeting in the manner you indicate. Stockholders are encouraged to sign and return the proxy card even if you plan to attend the Annual Meeting so that your shares will be voted if you are ultimately unable to attend the Annual Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted.

•	In Person. If you attend the Annual Meeting and plan to vote in person, you will be provided with a ballot at the Annual Meeting. If your shares are registered directly in your name, you are considered the stockholder of record and you have the right to vote in person at the Annual Meeting. If your shares are held in the name of your broker or other nominee, you are considered the beneficial owner of shares held in street name. As a beneficial owner, if you wish to vote at the Annual Meeting, you will need to bring to the Annual Meeting a legal proxy from your broker or other nominee authorizing you to vote those shares. Whether you are a stockholder of record or a beneficial owner, you must bring valid, government-issued photo identification to gain admission to the Annual Meeting. For directions to the Annual Meeting, please visit the Investors section of the Corporation’s website at http://www.dinebrands.com.

Whichever method you use, each valid proxy received in time will be voted at the Annual Meeting by the persons named on the proxy card in accordance with your instructions. To ensure that your proxy is voted, it should be received by 11:59 p.m., Eastern Time on May 13, 2019.

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PROXY STATEMENT FOR THE 2019 ANNUAL MEETING OF STOCKHOLDERS

Q: What happens if I do not give specific voting instructions?

A: If you do not give specific voting instructions, the following will apply:

Stockholders of Record. If you are a stockholder of record and properly sign and return a proxy card, but do not give specific voting instructions for each proposal, then the proxy holders will vote your shares as follows:

•	“FOR” the approval and adoption of amendments to the Dine Brands Global, Inc. Restated Certificate of Incorporation;

•	“FOR” the election of the four individuals nominated to serve as Class I directors;

•	“FOR” the ratification of the appointment of Ernst & Young LLP as the Corporation’s independent auditor for the fiscal year ending December 31, 2019;

•	“FOR” the approval, on an advisory basis, of the compensation of the Corporation’s named executive officers; and

•	“FOR” the approval of the Dine Brands Global, Inc. 2019 Stock Incentive Plan.

Beneficial Owners of Shares Held in Street Name. If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, under the rules of the New York Stock Exchange (the “NYSE”), the organization that holds your shares may generally vote on routine matters in its discretion (such as Proposal Three—ratification of Ernst & Young LLP as the Corporation’s independent auditor for the fiscal year ended December 31, 2019) but cannot vote on non-routine matters (such as Proposal One—the approval and adoption of amendments to the Dine Brands Global, Inc. Restated Certificate of Incorporation; Proposal Two—the election of the Corporation’s Class I directors, Proposal Four—the approval, on an advisory basis, of the compensation of the Corporation’s named executive officers, and Proposal Five—the approval of the Dine Brands Global, Inc. 2019 Stock Incentive Plan). If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the organization that holds your shares will inform the tabulator of votes that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a “broker non-vote” and will have no impact on the voting results of such proposal. Accordingly, stockholders are urged to give their broker or bank instructions on voting their shares on all matters.

Q: How will my stock be voted on other business brought up at the Annual Meeting?

A: By signing and submitting your proxy card or voting your shares on the Internet or by telephone, you authorize the persons named on the proxy card to use their discretion in voting on any other matter brought before the Annual Meeting. As of the date of this proxy statement, the Corporation does not know of any other business to be considered at the Annual Meeting.

Q: Can I change my vote or revoke my proxy?

A: Yes. If you are a stockholder of record, you can change your vote at any time before it is voted at the Annual Meeting by entering a new vote using the Internet or telephone, by submitting a later-dated proxy card or by voting by ballot at the Annual Meeting. You may also revoke your proxy at any time before it is voted at the Annual Meeting by giving written notice of revocation to the Secretary of the Corporation or by revoking your proxy in person at the Annual Meeting. If you hold shares in street name, you may submit new voting instructions by contacting your broker or other nominee. You may also change your vote or revoke your proxy in person at the Annual Meeting if you obtain a legal proxy from your broker or other nominee authorizing you to vote the shares.

Q: What vote is necessary to pass the items of business at the Annual Meeting?

A: Assuming a quorum is present at the Annual Meeting, the amendments to the Dine Brands Global, Inc. Restated Certificate of Incorporation (Proposal One) will be approved and adopted if the proposal receives the affirmative vote of the holders of at least 80% of the voting power of all of the shares of common stock outstanding. Abstentions and broker non-votes will have the same effect as a vote against the proposal relating to the amendments to the Dine Brands Global, Inc. Restated Certificate of Incorporation.

The four director nominees identified in this proxy statement will be elected if they receive a majority of the votes cast. This means that the individuals nominated for election to the Board of Directors (Proposal Two) will be elected if the votes cast “FOR” such nominee’s election exceed the number of votes cast “AGAINST” such nominee’s election. Abstentions and broker non-votes have no effect on the proposal for the election of directors. Any nominee for director who receives a greater number of votes cast “AGAINST” his or her election than votes cast “FOR” such election is required to tender his or her resignation to the Nominating and Corporate Governance Committee of the Board of Directors within 15 days of the

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PROXY STATEMENT FOR THE 2019 ANNUAL MEETING OF STOCKHOLDERS

certification of the stockholder vote at the Annual Meeting. The Nominating and Corporate Governance Committee will make a recommendation to the Board of Directors on whether to accept or reject the tendered resignation, and the Board of Directors will act on such recommendation within 90 days of the certification of the stockholder vote at the Annual Meeting.

The affirmative vote of a majority of the voting power of the stock present or represented by proxy and entitled to vote on the proposal is required to approve Proposal Three, the ratification of Ernst & Young LLP as the Corporation’s independent auditor for the fiscal year ending December 31, 2019, Proposal Four, the approval, on an advisory basis, of the compensation of the Corporation’s named executive officers, and Proposal Five, the approval of the Dine Brands Global, Inc. 2019 Stock Incentive Plan. If you abstain from voting on these matters, the abstention will have the same effect as a vote against that proposal. Broker non-votes, if any, will have no effect on the outcome of the proposals.

Q: Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

A: Pursuant to rules adopted by the SEC, the Corporation has elected to provide access to its proxy materials via the Internet. Accordingly, the Corporation mailed a Notice of Internet Availability of Proxy Materials (the “Notice”) to its stockholders on April 1, 2019. The Notice contains instructions on how to access the Corporation’s proxy materials, including this proxy statement and the Corporation’s 2018 annual report to stockholders. The Notice also contains instructions on how to vote. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials by mail or electronically by email. The Corporation encourages stockholders to take advantage of the availability of the proxy materials on the Internet to help reduce the environmental impact of its annual meetings. This process is designed to expedite stockholders’ receipt of proxy materials, lower the cost of the Annual Meeting and help conserve natural resources. However, if you would prefer to receive printed proxy materials on an ongoing basis, please follow the instructions included in the Notice. If you have previously elected to receive the Corporation’s proxy materials electronically, you will continue to receive these materials via e-mail unless you elect otherwise.

Q: What are the costs of this proxy solicitation and who will bear them?

A: The Corporation will bear the expense of printing, mailing and distributing these proxy materials and soliciting votes. In addition to using the mail, the Corporation’s directors, officers, employees, and agents may solicit proxies by personal interview, telephone, or otherwise, although they will not be paid any additional compensation. The Corporation will request brokers and nominees who hold shares of the Corporation’s Common Stock in their names to furnish proxy materials to beneficial owners of the shares. The Corporation will reimburse such brokers and nominees for their reasonable out-of-pocket expenses for forwarding proxy materials to such beneficial owners.

Q: Who will count the votes?

A: A representative of Computershare, transfer agent for the Corporation, will count the votes and will serve as the independent inspector of elections for the Annual Meeting.

Additional Information

The Corporate Governance section of the Dine Brands Global, Inc. website provides up-to-date information about the Corporation’s corporate governance policies and practices. In addition, the Investors section of the website includes links to the Corporation’s filings with the SEC, news releases, and investor presentations by management. Please note that information contained on the Corporation’s website does not constitute part of this proxy statement. You may also obtain a copy of our periodic filings from the SEC’s EDGAR database at www.sec.gov.

IMPORTANT NOTE

You should rely only on the information contained in this proxy statement to vote on the proposals at the Annual Meeting. The Corporation has not authorized anyone to provide you with information that is different from what is contained in this proxy statement. This proxy statement is dated April 1, 2019. You should not assume that the information contained in this proxy statement is accurate as of any date other than such date, unless indicated otherwise herein, and the mailing of this proxy statement to stockholders shall not create any implication to the contrary.

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CORPORATE GOVERNANCE

CORPORATE GOVERNANCE

Current Board of Directors

There are currently 9 members of the Board of Directors who are divided into the following three classes:

Class I	Class II	Class III

Howard M. Berk	Larry A. Kay	Richard J. Dahl
Daniel J. Brestle	Douglas M. Pasquale	Stephen P. Joyce
Caroline W. Nahas Gilbert T. Ray		Lilian C. Tomovich

Class I directors will serve until the Annual Meeting. Class II directors will serve until the annual meeting in 2020 and Class III directors will serve until the annual meeting in 2021 (in each case until their respective successors are duly elected and qualified). At the Annual Meeting, depending on the outcome of the stockholder vote on Proposal One – Approval and Adoption of Amendments to the Dine Brands Global, Inc. Restated Certificate of Incorporation to declassify the Board of Directors and to make other related changes, the four Class I directors will be elected to serve either: (1) a term of three years if Proposal One – Approval and Adoption of Amendments to the Dine Brands Global, Inc. Restated Certificate of Incorporation does not pass or (2) a term of one year if Proposal One – Approval and Adoption of Amendments to the Dine Brands Global, Inc. Restated Certificate of Incorporation does pass, and, in either case, until their respective successors are duly elected and qualified.

The Structure of the Board of Directors

The business and affairs of the Corporation are managed under the direction of the Board of Directors. It is management’s responsibility to formalize, propose and implement strategic choices and it is the Board of Directors’ role to approve strategic direction and evaluate strategic results, including both the performance of the Corporation and the performance of the Chief Executive Officer.

The Corporation’s Amended Bylaws require the Chairman of the Board of Directors to be elected from the independent members of the Board of Directors as determined by the NYSE listing standards. Mr. Dahl was elected to serve as the independent Chairman of the Board of Directors effective September 2017.

The Board of Directors believes the separation of the roles of Chairman of the Board of Directors and Chief Executive Officer allows the Chief Executive Officer to focus on managing the daily operations of the business and enhances the Board of Directors’ independence from management, thus leading to better monitoring and oversight of management. The Board of Directors believes this structure best serves the interests of the Corporation and its stockholders.

The Corporation’s Corporate Governance Guidelines outline the responsibilities of the Chairman of the Board of Directors. Amongst other responsibilities, the duties of the Chairman of the Board of Directors include:

•	leading and overseeing the Board of Directors;

•	presiding at Board of Directors meetings and the annual meeting of stockholders;

•	developing the agenda for Board of Directors meetings in consultation with the Chief Executive Officer;

•	working with the Nominating and Corporate Governance Committee to oversee the annual evaluations of the Board of Directors;

•

serving as the principal liaison between the independent directors and the Chief Executive Officer and other members of management, provided that the Board of Directors also has full and unfettered access to the Chief Executive Officer and management;

•	advising and serving as a partner to the Chief Executive Officer;

•

after reviewing with the Board of Directors, conducting the Chief Executive Officer’s annual performance review with the Chair of the Nominating and Corporate Governance Committee and conducting the Chief Executive Officer’s annual compensation discussion with the Chair of the Compensation Committee;

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•	calling special meetings of stockholders and the Board of Directors as the Chairman of the Board of Directors deems appropriate; and

•	meeting with the Chair of each committee in the first quarter of each year to discuss and set such committee’s goals and priorities for the year following the annual meeting of stockholders.

The Role of the Board of Directors in Risk Oversight

The Board of Directors and each of its committees have an active role in overseeing management of the Corporation’s risks. The Board of Directors regularly reviews information regarding the Corporation’s strategic, financial and operational risks and believes that evaluating how the executive team manages the various risks confronting the Corporation is one of its most important areas of oversight.

In carrying out this critical responsibility, the Board of Directors has established an Enterprise Risk Management Council consisting of key members of the brand business units, risk management, quality assurance, legal, finance and internal audit functions within the Corporation. The Enterprise Risk Management Council assists the Board of Directors with the identification, assessment, management, and monitoring of risks inherent to the business of the Corporation and with risk management decisions pertaining to the Corporation’s practices and activities. The Enterprise Risk Management Council is led by the Corporation’s Executive Director, Risk Management, who reports regularly to the Audit and Finance Committee and the Board of Directors.

The Audit and Finance Committee oversees the Corporation’s policies with respect to risk assessment and risk management. In addition, the Audit and Finance Committee oversees and evaluates the management of risks associated with accounting, auditing, financial reporting, internal controls over financial reporting and cybersecurity. The Audit and Finance Committee assists the Board of Directors and the Chief Executive Officer in its oversight of the integrity of the Corporation’s financial statements, the Corporation’s compliance with legal and regulatory requirements, the performance, qualifications, and independence of the Corporation’s independent auditor and the performance of the Corporation’s internal audit function. The Audit and Finance Committee is responsible for reviewing and discussing the guidelines and policies governing the process by which senior management and the Corporation’s internal audit function assess and manage the Corporation’s exposure to risk, as well as the Corporation’s major financial risk exposures and the steps management has taken to monitor and control such exposures.

The Compensation Committee and the Nominating and Corporate Governance Committee also oversee risks within their respective areas of responsibility. The Compensation Committee oversees the management of risks relating to the Corporation’s compensation policies and practices. The Nominating and Corporate Governance Committee oversees the management of risks associated with the Board of Directors’ organization, membership and structure, corporate governance, the independence of members of the Board of Directors and assessment of the performance and effectiveness of each member of the Board of Directors. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board of Directors is regularly informed through committee reports and management updates about such risks.

Director Independence

The NYSE rules require listed companies to have a board of directors with at least a majority of independent directors. The Board of Directors has had a majority of independent directors since the Corporation went public in 1991.

Under the NYSE rules, a director qualifies as “independent” if the Board of Directors affirmatively determines that he or she has no material relationship with the Corporation (either directly or as a partner, stockholder or officer of an organization that has a material relationship with the Corporation). Based upon a review of the directors’ backgrounds and business activities, the Board of Directors has affirmatively determined that directors Howard M. Berk, Daniel J. Brestle, Richard J. Dahl, Larry A. Kay, Caroline W. Nahas, Douglas M. Pasquale, Gilbert T. Ray, and Lilian C. Tomovich have no material relationships (other than service as a director on the Board of Directors) with the Corporation and therefore that they each qualify as independent.

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In making its determination for Mr. Berk and Ms. Nahas, the Board of Directors specifically considered, amongst other factors, the following:

•	Mr. Berk’s position as a partner of MSD Capital, L.P. and the fact that MSD Capital, L.P. may be deemed to beneficially own 740,545 shares of the Corporation’s Common Stock.

•

Ms. Nahas’ position as the Vice Chair of Korn/Ferry International (“Korn/Ferry”) and the Corporation’s engagement of Korn/Ferry to provide sensitivity and inclusion training for the Corporation’s employees, franchisees, and the Board of Directors as well as customized training materials for the Corporation’s future use. The Corporation paid Korn/Ferry a total of $362,173 for such services in 2018. The Board of Directors considered the fact that Ms. Nahas did not have any direct or indirect involvement with the Corporation’s consideration or selection of Korn/Ferry. Additionally, the Board of Directors does not believe Ms. Nahas has a material direct or indirect interest in the engagement or the services to be provided nor does the Board of Directors believe that such engagement impairs Ms. Nahas’ judgment regarding the Corporation’s executive compensation.

Stephen P. Joyce, the Corporation’s Chief Executive Officer, does not qualify as an independent director.

Both the Sarbanes-Oxley Act of 2002 and the NYSE rules require the Board of Directors to have an audit committee comprised solely of independent directors, and the NYSE rules also require the Board of Directors to have a compensation committee and a nominating and corporate governance committee, each of which is comprised solely of independent directors. The Corporation is in compliance with these requirements.

Codes of Conduct

The Corporation is committed to maintaining high standards of business conduct and corporate governance, which the Corporation considers essential to running its business efficiently, serving the Corporation’s stockholders well and maintaining the Corporation’s integrity in the marketplace. Accordingly, the Board of Directors has adopted a Global Code of Conduct, which applies to all directors, officers and employees of the Corporation. The Global Code of Conduct sets forth the fundamental principles and key policies that govern the way the Corporation conducts business, including workplace conduct, conflicts of interest, gifts and entertainment, political and community involvement, protection of corporate property, fair business practices, global relations and other laws and regulations applicable to the Corporation’s business.

In addition to the Global Code of Conduct, the Board of Directors has adopted a Code of Conduct for Non-Employee Directors, which serves as guidance to the Corporation’s non-employee directors on ethical issues including conflicts of interest, confidentiality, corporate opportunities, fair disclosure, protection and proper use of corporate assets, fair dealing, harassment and discrimination, and other laws and regulations applicable to the Corporation’s business.

The Board of Directors has also adopted the Code of Ethics for the Chief Executive Officer and Senior Financial Officers. These individuals are expected to avoid actual or apparent conflicts between their personal and professional relationships and make full disclosure of any material transaction or relationship that could create or appear to create a conflict of interest to the General Counsel, who will inform and seek a determination from the Chair of the Audit and Finance Committee as to whether a conflict exists and the appropriate disposition of the matter. In addition, these individuals are expected to promote the corporate policy of making full, fair, accurate and understandable disclosure in all reports and documents filed with the SEC; report violations of the Code of Ethics to the General Counsel or the Chair of the Audit and Finance Committee; and request from the General Counsel any waivers of the Code of Ethics, which shall be publicly disclosed if required by applicable law.

Any waiver of any provision of the Global Code of Conduct or the Code of Ethics for Chief Executive Officer and Senior Financial Officers for any executive officer may be granted only by the Board of Directors. Any waiver of the Code of Conduct for Non-Employee Directors may be granted only by the disinterested directors of the Board of Directors or the Audit and Finance Committee, and any such waiver shall be promptly disclosed to the Corporation’s stockholders. The Board of Directors and the Audit and Finance Committee review whether such waivers are in the best interests of the Corporation and its stockholders, taking into account all relevant factors. In 2018, there were no waivers of (a) the Global Code of Conduct for executive officers, (b) the Code of Ethics for Chief Executive Officer and Senior Financial Officers, or (c) the Code of Conduct for Non-Employee Directors.

The Corporation also maintains an ethics hotline to allow any employee to express a concern or lodge a complaint, confidentially and anonymously, about any potential violation of the Corporation’s Global Code of Conduct.

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CORPORATE GOVERNANCE

Copies of the Global Code of Conduct, the Code of Conduct for Non-Employee Directors and the Code of Ethics for Chief Executive Officer and Senior Financial Officers can be found in the Corporate Governance section of the Corporation’s website, http://www.dinebrands.com. In addition, printed copies of the codes of conduct are available at no charge upon request to the Secretary at Dine Brands Global, Inc., 450 North Brand Boulevard, Glendale, California 91203, (866) 995- DINE. We will disclose any future substantive amendments to, or waivers granted to any officer from, the provisions of these ethics policies and standards on the Corporation’s website as promptly as practicable as may be required under applicable rules of the SEC or the NYSE.

Corporate Governance Guidelines

The Corporation has adopted corporate governance guidelines which can be found in the Corporate Governance section of the Corporation’s website, http://www.dinebrands.com. In addition, printed copies of the Corporation’s corporate governance guidelines are available at no charge upon request to the Secretary at Dine Brands Global, Inc., 450 North Brand Boulevard, Glendale, California 91203, (866) 995-DINE.

Director Attendance at Meetings

Directors are expected to attend the Corporation’s Annual Meeting. All directors attended the 2018 annual meeting of stockholders. The Board of Directors held ten meetings during 2018. During 2018, each incumbent director attended 75% or more of the aggregate of the meetings of the Board of Directors and of the committees on which he or she served that were held during the period for which he or she served as a director.

Executive Sessions of Non-Management Directors

The NYSE rules require that the non-management directors of a listed company meet at regularly scheduled executive sessions without management. The Corporation’s non-management directors generally meet separately at regular meetings of the Board of Directors and committee meetings. The independent Chairman of the Board of Directors, Richard J. Dahl, presides during executive sessions of the Board of Directors.

Communications with the Board of Directors

Stockholders and other interested persons wishing to communicate directly with the Board of Directors, the Chairman of the Board of Directors, any committee or chair of a committee, or any non-management director, individually or as a group, may do so by sending written communications appropriately addressed to the following address:

Dine Brands Global, Inc.

(or a particular subgroup or individual director)

c/o Office of the Secretary

450 North Brand Boulevard, 7th Floor

Glendale, California 91203

Each written communication should specify the applicable addressee or addressees to be contacted, as well as the general topic of the communication. The Board of Directors has designated the Secretary of the Corporation as its agent to receive and review communications addressed to the Board of Directors, Chairman of the Board of Directors, any committee or chair of a committee, or any non-management director, individually or as a group. The Office of the Secretary will initially receive and process communications to determine whether it is a proper communication for the Board of Directors. If the envelope containing a communication that a stockholder or other interested person wishes to be confidential is conspicuously marked “Confidential,” the Secretary of the Corporation will not open the communication prior to forwarding it to the appropriate individual(s). Generally, any communication that is primarily commercial, offensive, illegal or otherwise inappropriate, or does not substantively relate to the duties and responsibilities of our Board of Directors, may not be forwarded.

Board of Directors Retirement Policy

The Corporation’s corporate governance guidelines provide that no person may stand for election to serve as a member of the Corporation’s Board of Directors if he or she shall have reached his or her 76th birthday. Under special circumstances,

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CORPORATE GOVERNANCE

upon the recommendation of the Nominating and Corporate Governance Committee, and upon approval by the Board of Directors, a person who has reached his or her 76th birthday may be permitted to stand for election and, if elected, continue to serve on the Board of Directors.

Other Public Corporation Directorships

The Corporation’s corporate governance guidelines provide that directors should not serve on more than a total of four public corporation boards, inclusive of service on the Corporation’s Board of Directors. Directors who also serve as executives of the Corporation should not serve on more than a total of two public corporation boards, inclusive of service on the Corporation’s Board of Directors. The Nominating and Corporate Governance Committee has discretion to waive this guideline on a case by case basis if it determines that special circumstances warrant permitting a director to serve on more than the applicable number of public corporation boards allowed under the corporate governance guidelines.

Mr. Dahl serves on the audit committees of IDACORP, Inc. and its subsidiary, Idaho Power Company, and Hawaiian Electric Industries, Inc. and its subsidiary, Hawaiian Electric Company, Inc., which is considered by the NYSE to be service on four separate public company audit committees. Mr. Dahl also serves on our Audit and Finance Committee. The Board of Directors has determined that Mr. Dahl’s simultaneous service on the aforementioned audit committees does not impair Mr. Dahl’s ability to effectively serve on the Corporation’s Audit and Finance Committee.

Certain Relationships and Related Person Transactions

The Corporation’s Global Code of Conduct provides that executive officers who encounter a potential or actual conflict of interest must fully disclose all facts and circumstances to the Corporation’s General Counsel, who will inform and seek a determination from the Audit and Finance Committee as to whether a conflict exists and the appropriate disposition of the matter. The Corporation’s Code of Ethics for Chief Executive and Senior Financial Officers provides that no senior officer may enter into any investment, accept any position or benefits, participate in any transaction or business arrangement or otherwise act in a manner that creates or appears to create a conflict of interest unless the senior officer makes full disclosure of all facts and circumstances to, and obtains the prior written approval of, the General Counsel, the Chair of the Audit and Finance Committee of the Board of Directors and/or the Board of Directors. The Corporation’s Code of Conduct for Non-Employee Directors provides that any director who becomes aware of any situation that involves, or reasonably may appear to involve, a conflict of interest with the Corporation must promptly bring it to the attention of the Corporation’s General Counsel or to the Chair of the Audit and Finance Committee. The charter of the Nominating and Corporate Governance Committee of the Board of Directors provides that it will consider conflicts of interest in evaluating director nominees.

The Board of Directors recognizes that transactions involving the Corporation and related parties present a heightened risk of conflicts of interest. The charter of the Audit and Finance Committee provides that it will review any related party transactions. Since January 1, 2018, there were no transactions between the Corporation and any related party of the type or amount required to be disclosed under Item 404 of Regulation S-K.

Board of Directors Committees and Their Functions

The Board of Directors has three standing committees, each of which operates under a written charter approved by the Board of Directors: the Audit and Finance Committee, Compensation Committee and Nominating and Corporate Governance Committee. Each member of these committees is an independent director in accordance with the NYSE listing standards and the applicable rules and regulations of the SEC. The Audit and Finance Committee Charter, the Compensation Committee Charter, and the Nominating and Corporate Governance Committee Charter can be found in the Corporate Governance section of the Corporation’s website, http://www.dinebrands.com. Printed copies are also available at no charge upon request to the Secretary at Dine Brands Global, Inc., 450 North Brand Boulevard, Glendale, California 91203, (866) 995-DINE.

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2019 PROXY STATEMENT
CORPORATE GOVERNANCE

The chart below identifies directors who are members and chairs of each committee as of the date of this proxy statement, the principal functions of each committee and the number of meetings held by each committee during 2018. The Board of Directors believes that committee rotation fosters the sharing of new perspectives and enables directors with diverse skills and experiences to focus on different areas of oversight. The Nominating and Corporate Governance Committee regularly considers committee rotation and makes recommendations to the Board of Directors as appropriate.

Name of Committee and Membership	Principal Functions and Responsibilities
Audit and Finance Committee Douglas M. Pasquale, Chair Richard J. Dahl Howard M. Berk Gilbert T. Ray

•  Responsible for the appointment, compensation, retention and oversight of the work of any independent auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Corporation.

•  Reviews with management and the independent auditor the Corporation’s annual audited and quarterly financial statements and other financial disclosures, the adequacy and effectiveness of accounting and internal control policies and procedures and major issues regarding accounting principles and financial statement presentations.

•  Meets periodically with management, the Corporation’s director of internal audit and the independent auditor in separate executive sessions.

Meetings in 2018	• Reviews risk assessments from management with respect to cybersecurity and
10 Meetings

   oversees the Corporation’s cybersecurity risk management processes.

•  Reviews and discusses with management and, when appropriate, makes recommendations to the Board of Directors regarding the following: (i) the Corporation’s tax program, including tax planning and compliance; and (ii) the Corporation’s insurance risk management policies and programs.

•  Reviews the Corporation’s program to monitor compliance with the Corporation’s Global Code of Conduct and meets periodically with the Corporation’s General Counsel or Compliance Officer to discuss compliance with the Global Code of Conduct.

•  Reviews requests from directors and executive officers of the Corporation for waivers from the application of the Corporation’s Code of Conduct for Non-Employee Directors and Global Code of Conduct, respectively, and related policies of the Corporation, to make recommendations to the Board of Directors concerning such requests or to grant or deny such requests on behalf of the Board of Directors, as appropriate, and to review any public disclosures related to such waivers.

•  Reviews any potential related party transactions.

•  Reviews the performance and independence of the Corporation’s independent auditor.

•  Prepares a report required by the rules of the SEC to be included in the Corporation’s proxy statement for its annual meeting of stockholders.

•  Reviews and provides guidance to the Board of Directors and management regarding: dividend policy; sales, issuance or repurchases of the Corporation’s Common Stock; policies and guidelines on investment of cash; policies and guidelines on short and long-term financing; debt/equity ratios, fixed charge ratios, working capital, other debt covenant ratios; and other transactions or financial issues that management desires to have reviewed by the Audit and Finance Committee from time to time.

•  Oversees the Corporation’s policies with respect to risk assessment and risk management. Oversees and evaluates the management of risks associated with accounting, auditing, financial reporting and internal controls over financial reporting, and reviews and discusses with the Board of Directors, at least annually and at the request of the Board of Directors, issues relating to the assessment and mitigation of major financial risk factors affecting the Corporation.

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CORPORATE GOVERNANCE

Name of Committee and Membership	Principal Functions and Responsibilities
Compensation Committee Daniel J. Brestle, Chair Howard M. Berk Caroline W. Nahas

•  Oversees the Corporation’s compensation and employee benefit plans and practices, including its executive compensation plans and its incentive compensation and equity-based plans.

•  Reviews at least annually the goals and objectives of the Corporation’s executive compensation plans, and amends, or recommends that the Board of Directors amend, these goals and objectives if the Compensation Committee deems it appropriate.

•  Reviews, at least annually, the Corporation’s executive compensation plans in light of the Corporation’s goals and objectives with respect to such plans and, if appropriate, adopts, or recommends that the Board of Directors adopt, any new executive compensation plans or the amendments of existing, executive compensation plans.

Meetings in 2018	• Oversees the Corporation’s succession planning for the Chief Executive Officer and
6 Meetings

    management development.

•  Evaluates annually the performance of the Chief Executive Officer and other executive officers in light of the goals and objectives of the Corporation’s executive compensation plans, and either as a committee or, together with the other independent directors, determines and approves the Chief Executive Officer’s and such other executive officers’ compensation.

•  Evaluates annually the appropriate level of compensation for the Board of Directors and committee service by non-employee members of the Board of Directors.

•  Prepares a report on executive compensation to be included in the Corporation’s proxy statement for its annual meeting of stockholders or its annual report on Form 10-K. Reviews and discusses with management, the Corporation’s Compensation Discussion and Analysis and, as part of this review, considers the results of the most recent stockholder advisory vote on executive compensation.

•  Reviews and approves severance or termination arrangements to be made with executive officers.

•  Reviews and approves a peer group of companies against which to compare the Corporation’s executive compensation for the purposes of assessing the competitiveness of the Corporation’s executive compensation programs.

•  Reviews annually the compliance of each director and executive officer with the Corporation’s stock ownership guidelines.

•  Reviews and monitors risks related to compensation policies and practices, and reviews with the Board of Directors, at least annually, any issues regarding assessment and mitigation of risk factors affecting the Corporation related to the Corporation’s compensation policies and practices.

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2019 PROXY STATEMENT
CORPORATE GOVERNANCE

Name of Committee and Membership	Principal Functions and Responsibilities
Nominating and Corporate Governance Committee Caroline W. Nahas, Chair Larry A. Kay Lilian C. Tomovich

•  Identifies and recommends to the Board of Directors individuals qualified to serve as directors of the Corporation and on committees of the Board of Directors.

•  Recommends to the Board of Directors criteria for membership on the Board of Directors.

•  Reviews the suitability for continued service as a director of each Board of Directors member when his or her term expires and when he or she has a change in status, and to recommend whether or not the directors should be re-nominated.

•  Reviews annually and advises the Board of Directors with respect to the Board of Directors’ composition and reviews periodically and advises the Board of Directors with respect to the size, frequency of meetings, and any other aspects of procedures of the Board of Directors and its committees.

Meetings in 2018	• Develops and recommends to the Board of Directors a set of corporate governance
3 Meetings

    guidelines applicable to the Corporation; reviews periodically, and at least annually, the corporate governance guidelines adopted by the Board of Directors to assure that they are appropriate for the Corporation and comply with the requirements of the NYSE; and recommends any desirable changes to the Board of Directors.

•  Reviews periodically with management the Corporation’s policies and programs in such areas as charitable contributions, political action and legislative affairs.

•  Reviews periodically the Corporation’s Global Code of Conduct and Code of Conduct for Non-Employee Directors and makes recommendations to the Board of Directors for any changes deemed appropriate.

•  Oversees the evaluation of the Board of Directors as a whole and evaluates and reports to the Board of Directors on the performance and effectiveness of the Board of Directors.

•  Oversees and reviews policies with respect to assessment and management of risks associated with the Board of Directors’ organization, membership and structure, succession planning, corporate governance, independence, and the performance and effectiveness of the Board of Directors.

Board of Directors Nominations

Consistent with its charter, the Nominating and Corporate Governance Committee considers various criteria in evaluating Board of Directors candidates, including: business experience, board of directors experience, skills, expertise, education, professions, backgrounds, diversity, personal and professional integrity, character, business judgment, business philosophy, time availability in light of other commitments, dedication, conflicts of interest, and such other relevant factors that the Nominating and Corporate Governance Committee considers appropriate in the context of the needs of the Board of Directors. In considering diversity, the Nominating and Corporate Governance Committee evaluates candidates with a broad range of expertise, experience, skills, professions, education, backgrounds and other board of directors experience. While the Nominating and Corporate Governance Committee does not have a formal policy with respect to diversity, it considers diversity of race, gender and ethnicity as one of several factors in seeking to identify directors who will bring diverse viewpoints, opinions and areas of expertise that will benefit the Board of Directors as a whole. The Nominating and Corporate Governance Committee does not assign specific weights to particular criteria in evaluating prospective nominees.

The Nominating and Corporate Governance Committee also considers whether a potential nominee would satisfy the NYSE’s criteria for director “independence,” the NYSE’s “accounting or related financial management expertise” standard and the SEC’s definition of “audit committee financial expert.”

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2019 PROXY STATEMENT
CORPORATE GOVERNANCE

Whenever a vacancy or potential vacancy exists on the Board of Directors due to expansion of the size of the Board of Directors or the resignation or retirement of an existing director, the Nominating and Corporate Governance Committee begins its process of identifying and evaluating potential director nominees. The Nominating and Corporate Governance

Committee considers recommendations of members of the Board of Directors, management, stockholders and others. The Nominating and Corporate Governance Committee has sole authority to retain and terminate any search firm to be used to identify director candidates, including approving its fees and other retention terms.

The Nominating and Corporate Governance Committee conducted an evaluation and assessment of each director whose term expires in 2019 for purposes of determining whether to recommend them for nomination for re-election to the Board of Directors. After reviewing the assessment results, the Nominating and Corporate Governance Committee determined to make a recommendation to the Board of Directors that Howard M. Berk, Daniel J. Brestle, Caroline W. Nahas, and Gilbert T. Ray be nominated for re-election to the Board of Directors. The Board of Directors reviewed and accepted the Nominating and Corporate Governance Committee’s recommendation and has nominated Howard M. Berk, Daniel J. Brestle, Caroline W. Nahas, and Gilbert T. Ray for re-election to the Board of Directors.

Stockholder Nominations

The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders and will apply the same standards in considering director candidates recommended by stockholders that it applies to other candidates. Stockholders wishing to recommend director candidates for consideration by the Nominating and Corporate Governance Committee may do so by writing to the Secretary, giving the recommended nominee’s name, biographical data and qualifications, accompanied by the written consent of the recommended nominee to serve if elected. Any stockholder who wishes to directly nominate a director candidate to stand for election at a meeting of stockholders must provide written notice that is timely and in proper form in accordance with the advance notice procedures provided in the Corporation’s Bylaws.

The Nominating and Corporate Governance Committee did not receive any recommendations from stockholders proposing candidates for election to the Board of Directors at the Annual Meeting.

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2019 PROXY STATEMENT
DIRECTOR COMPENSATION

DIRECTOR COMPENSATION

Generally, the Corporation does not pay directors who are also employees of the Corporation additional compensation for their service on the Board of Directors. Compensation for non-employee directors is comprised of a cash component and an equity component. Cash compensation for non-employee directors includes retainers for Board of Directors membership and for serving as a member and/or chair of a Board of Directors committee and as the Chairman of the Board of Directors.

During 2018, non-employee directors were entitled to receive $70,000 as an annual cash retainer for serving as a member of the Board of Directors. In addition, depending on their roles, non-employee directors were entitled to receive:

•	$125,000 as an annual retainer for the Chairman of the Board of Directors;

•	$15,000, $12,500 and $7,500, respectively, as an annual retainer for the chairs of the Audit and Finance Committee, Compensation Committee, and Nominating and Corporate Governance Committee;

•	$12,500, $10,000 and $7,500, respectively, as an annual retainer for the members of the Audit and Finance Committee, Compensation Committee, and Nominating and Corporate Governance Committee; and

•	$1,500 per meeting beyond the eighth meeting attended for each director who serves on a standing committee that meets more than eight times per year.

The Corporation also reimburses each of the directors for reasonable out-of-pocket expenses incurred for attendance at Board of Directors and committee meetings and other corporate events.

Under the Dine Brands Global, Inc. 2016 Stock Incentive Plan (“2016 Stock Incentive Plan”), non-employee directors may receive periodic grants of non-qualified stock options (“NQSOs”), restricted stock awards (“RSAs”), restricted stock units (“RSUs”), stock appreciation rights (“SARs”) or performance unit awards. In February 2018, equity awards valued at approximately $105,000 in the form of RSUs were granted to each non-employee director under the 2016 Stock Incentive Plan. In December 2018, upon recommendation by the Compensation Committee, the Board of Directors approved a change to the vesting schedule for non-employee director equity award grants from three years from the date of grant to one year from the date of grant, effective for all future grants. The Board of Directors approved this change to better align with current market practice within the Corporation’s peer group. Other than the annual equity awards granted to non-employee directors in February 2019, which are subject to a one-year cliff vesting from the date of grant, all of the currently outstanding RSUs previously granted to non-employee directors are subject to three-year cliff vesting from the date of grant. In the event a director retires from the Board of Directors after completing five years of service, all of the director’s then-outstanding RSUs will vest. To the extent the Corporation declares dividends, non-employee directors receive dividend equivalent rights in the form of additional RSUs in lieu of receiving cash dividends based upon the number of RSUs held by the director at the time of the dividend record dates. Dividend equivalent rights are subject to the same vesting restrictions as the underlying RSUs.

Directors are eligible to defer up to 100% of their annual Board of Directors retainer fees and equity award compensation pursuant to the Dine Brands Global, Inc. Nonqualified Deferred Compensation Plan (the “Deferred Compensation Plan”).

Stock Ownership Guidelines

Non-employee directors are subject to stock ownership guidelines whereby each director is expected to hold the lesser of 7,000 shares of Common Stock or Common Stock with a value of at least five times the amount of the Board of Directors’ annual retainer (currently, $350,000). Directors are expected to meet the ownership guidelines within five years of joining the Board of Directors. Upon review by the Compensation Committee in 2018, all directors met, were on track to meet, or exceeded the ownership guidelines.

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2019 PROXY STATEMENT
DIRECTOR COMPENSATION

Director Compensation Table for 2018

The following table sets forth certain information regarding the compensation earned or paid in cash and stock awards granted to each non-employee director who served on the Board of Directors in 2018. Mr. Joyce did not receive any additional compensation for his service as a director in 2018. Please see the 2018 Summary Compensation Table for the compensation received by Mr. Joyce in his capacity as Chief Executive Officer.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)(2)	Total ($)

Howard M. Berk	95,500	105,058	200,558

Daniel J. Brestle	92,500	105,058	197,558

Richard J. Dahl	210,500	105,058	315,558

Larry A. Kay	77,500	105,058	182,558

Caroline W. Nahas(3)	95,000	105,058	200,058

Douglas M. Pasquale	100,500	105,058	205,558

Gilbert T. Ray	85,500	105,058	190,558

Patrick W. Rose(4)	29,863	105,058	134,921

Lilian C. Tomovich	77,500	105,058	182,558

(1)

These amounts reflect the aggregate grant date fair value computed in accordance with Financial Accounting Standards Board’s Accounting Standards Codification Topic 718, Compensation—Stock Compensation (“FASB ASC Topic 718”). See Note 14 to the Consolidated Financial Statements in the Corporation’s annual report on Form 10-K for the fiscal year ended December 31, 2018 for information regarding assumptions underlying the valuation of equity awards.

(2)	The following table sets forth the number of RSUs held by each individual who served as a non-employee director during 2018 and which were outstanding at December 31, 2018.

Name	Stock Awards Outstanding at December 31, 2018 (#)

Howard M. Berk	5,089

Daniel J. Brestle	5,089

Richard J. Dahl	5,089

Larry A. Kay	5,089

Caroline W. Nahas	5,089

Douglas M. Pasquale	5,089

Gilbert T. Ray	5,089

Patrick W. Rose	—(5)

Lilian C. Tomovich	3,082

(3)	Ms. Nahas elected to defer all of her 2018 director cash compensation and annual non-employee director equity awards pursuant to the Deferred Compensation Plan.

(4)

Mr. Rose retired as of the 2018 annual meeting of stockholders. Mr. Rose’s retainer fees were prorated for the period of time Mr. Rose served as a director. Upon Mr. Rose’s retirement, all unvested RSUs vested in accordance with our Non-Employee Director Compensation Policy.

(5)	As of December 31, 2018, Mr. Rose did not have any outstanding RSUs.

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2019 PROXY STATEMENT
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners

The following table sets forth information regarding beneficial ownership of more than 5% of the outstanding shares of any class of the Corporation’s voting securities, which information is derived solely from certain SEC filings available as of March 18, 2019, as noted below. The percentages of Common Stock ownership have been calculated based upon [•] shares of Common Stock outstanding as of March 18, 2019.

	Shares of Common Stock Beneficially Owned

Name and Address of Beneficial Owner	Number		Percent

BlackRock, Inc. 55 East 52nd Street New York, New York 10055	2,490,106	(1)	[•]%

The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355	2,304,576	(2)	[•]%

Capital Research Global Investors 333 South Hope Street Los Angeles, CA 90071	1,923,945	(3)	[•]%

Wells Fargo & Company 420 Montgomery Street San Francisco, CA 94163	1,076,512	(4)	[•]%

FMR LLC 245 Summer Street Boston, Massachusetts 02210	1,008,026	(5)	[•]%

(1)

Based solely upon on a Schedule 13G/A filed with the SEC on January 31, 2019 by BlackRock, Inc. reporting beneficial ownership as of December 31, 2018. BlackRock, Inc. reported that it possessed sole power to vote or direct the vote with respect to 2,451,019 of these shares and sole power to dispose or direct the disposition of 2,490,106 of these shares.

(2)

Based solely upon a Schedule 13G/A filed with the SEC on February 11, 2019 by The Vanguard Group reporting beneficial ownership as of December 31, 2018. The Vanguard Group reported that it possessed sole power to vote or direct the vote with respect to 27,511 shares, shared power to vote or direct the vote with respect to 2,257 shares, sole power to dispose or direct the disposition of 2,276,551 shares and shared power to dispose or to direct the disposition of 28,025 of these shares.

(3)

Based solely upon a Schedule 13G/A filed with the SEC on February 14, 2019 by Capital Research Global Investors reporting beneficial ownership as of December 31, 2018. Capital Research Global Investors reported that it possessed sole power to vote or direct the vote and sole power to dispose or direct the disposition of all of the shares indicated in the table above.

(4)

Based solely upon a Schedule 13G filed with the SEC on January 22, 2019 by Wells Fargo & Company reporting beneficial ownership as of December 31, 2018. Wells Fargo & Company reported that it possessed the sole power to vote or direct the vote with respect to 21,987 shares, shared power to vote or direct the vote with respect to 794,546 shares, sole power to dispose or direct the disposition of 21,987 shares and shared power to dispose or direct the disposition of 1,054,525 shares.

(5)

Based solely upon a Schedule 13G/A filed with the SEC on February 13, 2019 by FMR LLC reporting beneficial ownership as of December 31, 2018. FMR LLC reported that it possessed sole power to vote none of the shares, shared power to vote none of the shares and sole power to dispose or to direct the disposition of all the shares indicated in the table above.

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2019 PROXY STATEMENT
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Management

The following table sets forth as of March 18, 2019 the beneficial ownership of the Corporation’s Common Stock, including shares as to which a right to acquire ownership exists within the meaning of Rule 13d-3(d)(1) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), within 60 days of March 18, 2019, of each director, each nominee for election as director, each named executive officer and all directors and executive officers of the Corporation, as a group. The percentages of ownership have been calculated based upon [•] shares of Common Stock outstanding as of March 18, 2019.

	Amount and Nature of Beneficial Ownership

Name	Shares Beneficially Owned(1)		Unvested Restricted Shares(2)	Total Shares Beneficially Owned	Percent of Class

Howard M. Berk	24,287	(3)	—	24,287	*

Daniel J. Brestle	18,287		—	18,287	*

Richard J. Dahl	65,021	(4)	—	65,021	*

Larry A. Kay	20,684	(5)	—	20,684	*

Caroline W. Nahas	27,112		—	27,112	*

Douglas M. Pasquale	6,445	(6)	—	6,445	*

Gilbert T. Ray	8,355		—	8,355	*

Lilian C. Tomovich	—		—	—	*

Stephen P. Joyce	9,290		—	9,290	*

Thomas H. Song	—		18,090	18,090	*

Darren M. Rebelez	108,598		26,595	135,193	*

John C. Cywinski	43,724		32,215	75,939	*

Bryan R. Adel	53,022		7,417	60,439	*

Greggory H. Kalvin	[•]		[•]	[•]	*

All directors and executive officers as a group (14 persons)	[•]		[•]	[•]	[•]%

*	Represents less than 1% of the outstanding shares of Common Stock.

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2019 PROXY STATEMENT
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

(1)

None of the shares have been pledged as security. Share amounts for each of the directors, each nominee for election as director, each named executive officer and for all directors and executive officers as a group include shares subject to stock options that are exercisable within 60 days of March 18, 2019, as follows:

Name	Shares Subject to Options

Howard M. Berk	—

Daniel J. Brestle	—

Richard J. Dahl	30,334

Larry A. Kay	—

Caroline W. Nahas	—

Douglas M. Pasquale	—

Gilbert T. Ray	—

Lilian C. Tomovich	—

Stephen P. Joyce	—

Thomas H. Song	—

Darren M. Rebelez	89,790

John C. Cywinski	39,250

Bryan R. Adel	44,934

Greggory H. Kalvin	[•]

All directors and executive officers as a group (14 persons)	[•]

Directors and certain executive officers also hold RSUs that are not included in the beneficial ownership table because vesting will not occur within 60 days of March 18, 2019. The amounts of RSUs held by non-employee directors as of December 31, 2018 are provided in the section of this proxy statement entitled “Director Compensation” and the amounts of RSUs held by executive officers are provided in the Outstanding Equity Awards at Fiscal Year-End Table.

(2)	Unvested RSAs are deemed beneficially owned because grantees of unvested RSAs under the Corporation’s equity compensation plans hold the sole right to vote such shares.

(3)

The amount for Mr. Berk does not include 740,545 shares of the Corporation’s Common Stock beneficially owned by MSD SBI, L.P. MSD Capital, L.P. is the general partner of MSD SBI, L.P. and may be deemed to beneficially own securities owned by MSD SBI, L.P. Mr. Berk is a partner of MSD Capital, L.P. and may be deemed to beneficially own securities owned by MSD Capital, L.P. Mr. Berk disclaims beneficial ownership of the shares that may be deemed to be beneficially owned by MSD Capital, L.P., except to the extent of his pecuniary interest therein.

(4)	The amount for Mr. Dahl includes 33,332 shares of Common Stock held by the Richard J. Dahl Revocable Living Trust dated 1/20/1995, of which Mr. Dahl serves as Trustee.

(5)	The amount for Mr. Kay includes 12,645 shares of Common Stock held by the IRA Trustee for the benefit of Mr. Kay.

(6)	The amount for Mr. Pasquale includes 5,090 shares of Common Stock held by the Pasquale Living Trust.

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2019 PROXY STATEMENT
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires that the Corporation’s directors, executive officers and persons who own more than ten percent of the Corporation’s equity securities file reports of ownership and changes in ownership with the SEC. Based on its review of such reports and other information furnished by the directors and executive officers, the Corporation believes that all reports required to be filed pursuant to Section 16(a) of the Exchange Act were filed on a timely basis in 2018 except for one report required to be filed in connection with a transaction for a special retention award granted to Greggory H. Kalvin, the Corporation’s former Senior Vice President, Corporate Controller, in June 2018, and two subsequent reports required to be filed in connection with two transactions for the accrual of dividend equivalent rights on the special retention award in July and October of 2018.

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EXECUTIVE COMPENSATION

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management. Based on its review and discussion, the Compensation Committee recommended that the Board of Directors include the Compensation Discussion and Analysis in this proxy statement and the Corporation’s annual report on Form 10-K.

THIS REPORT IS SUBMITTED BY THE

COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

Daniel J. Brestle (Chairman)

Howard M. Berk

Caroline W. Nahas

COMPENSATION DISCUSSION AND ANALYSIS

The following discussion provides an overview and analysis of the Corporation’s compensation programs and policies, the material compensation decisions made under those programs and policies with respect to the Corporation’s named executive officers (the “NEOs”) and the material factors that were considered in making those decisions. Following this Compensation Discussion and Analysis is a series of tables under the heading “Compensation Tables” containing specific data about the compensation earned by or granted to our NEOs in 2018.

The following executive officers were NEOs in 2018:

•	Chief Executive Officer, Stephen P. Joyce;

•	Chief Financial Officer, Thomas H. Song, who joined the Corporation on May 29, 2018;

•	President of the IHOP Business Unit, Darren M. Rebelez;

•	President of the Applebee’s Business Unit, John C. Cywinski;

•	Senior Vice President, Legal, General Counsel and Secretary, Bryan R. Adel; and

•

Former Senior Vice President, Corporate Controller, Greggory H. Kalvin, who served as the Corporation’s Interim Chief Financial Officer from March 15, 2017 to May 29, 2018. Mr. Kalvin ceased service as our Senior Vice President, Corporate Controller as of February 20, 2019 and separated from the Corporation on March 8, 2019.

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Executive Summary

2018 Fiscal Year Performance Highlights† and Link to Pay Decisions

Our compensation decisions for 2018 were driven by our overarching goal of creating long-term stockholder value and linking pay with performance. While 2017 was a transitional year, in 2018, the Corporation delivered against its strategic priorities to enhance brand relevance, build momentum at Applebee’s and IHOP, and return the Corporation to growth. 2018 performance was notably strong across several key metrics:

STOCK PRICE APPRECIATION	ADJUSTED EARNINGS PER SHARE (AEPS)	SAME RESTAURANT SALES

Year over year growth calculated based on the Corporation’s stock price on the last trading day of each period

AEPS calculated as total adjusted net income available to common stockholders divided by weighted average diluted shares.

AEPS is a non-U.S. GAAP measure. Reconciliation of U.S. GAAP earnings per share to AEPS is provided in Appendix C

Percentage change in sales in 2018 compared to the same period of 2017 for domestic restaurants operated during both years and open for at least 18 months

•

Applebee’s full year same restaurant sales performance was the best annual performance Applebee’s has posted in 25 years. Applebee’s also delivered the best traffic growth for the domestic Applebee’s Business Unit in over 11 years, exceeding target performance by 2.25%.

•

Domestic Net Franchise Restaurant Development for the IHOP Business Unit continued at an impressive rate with net development of 34 restaurants, marking at least a decade of consecutive net development growth for IHOP.

•	Both Applebee’s and IHOP’s same restaurant sales performance outperformed their respective categories.

•	The Corporation returned $84.7 million to stockholders via dividends and stock repurchases in 2018.

•	Dine Brands, Applebee’s and IHOP operating profit performance all exceeded target levels under our 2018 annual cash incentive plan.

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We believe that the Corporation’s 2018 compensation results were commensurate with the Corporation’s strong performance in 2018, demonstrating a commitment to a pay for performance philosophy.

•

The Corporation’s 2018 annual cash incentive plan paid out at approximately 130% of target for Dine Brands, 163% of target for the Applebee’s Business Unit and 114% of target for the IHOP Business Unit. The long-term cash incentive plan for performance years 2016 to 2018 paid out at 83.2% of target.

Annual Cash Incentive Plan Payout	Cash LTIP Payout (as a percentage of target)

†

For complete information regarding the Corporation’s 2018 performance, stockholders should read “Management’s Discussion and Analysis of Results of Operation and Financial Condition” and the audited consolidated financial statements and accompanying notes thereto contained in the Corporation’s 2018 annual report on Form 10-K filed with the SEC on February 21, 2019, which is being made available to stockholders with this proxy statement.

•

Despite the positive performance results for 2018 and the corresponding increase in payouts under our 2018 annual cash incentive and 2016 – 2018 long-term cash incentive plan, certain NQSOs granted in prior years continue to be underwater and the value of certain RSAs granted in prior years is less than the value at the time of grant. The Corporation believes this reflects a long-term pay for performance alignment as long-term incentive compensation granted in prior years continues to align with the stock price performance of the Corporation during those years.

Compensation Policies, Practices and Risk Management

The Compensation Committee, along with the Chief Executive Officer and the Senior Vice President, Chief People Officer, continually assess the Corporation’s compensation policies and practices to evaluate whether they remain aligned with the Corporation’s pay-for-performance culture, the creation of long-term stockholder value, effective risk management and strong governance practices.

The Compensation Committee believes that, through a combination of risk-mitigating features and incentives guided by relevant market practices and corporate-wide goals, our compensation policies and practices do not present risks that are reasonably likely to have a material adverse effect on the Corporation. The Compensation Committee believes that appropriate safeguards are in place with respect to compensation policies and practices that assist in mitigating excessive risk-taking that could harm the value of the Corporation or reward poor judgment by the Corporation’s executives and other employees.

The Compensation Committee’s independent compensation consultant, Exequity LLP (“Exequity”), conducted a risk assessment in 2018 of the Corporation’s compensation policies and practices as they apply to all employees, including the

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NEOs. Exequity reviewed the design features and performance metrics of the Corporation’s cash and stock-based incentive programs along with the approval mechanisms associated with each and determined that the Corporation’s policies and practices were unlikely to create risks that are reasonably likely to have a material adverse effect on the Corporation.

The following actions, practices and policies are intended to provide for continued alignment with the Corporation’s principles and/or reduce the likelihood of excessive risk-taking:

•

The Compensation Committee reviews Chief Executive Officer pay-for-performance alignment by evaluating the Chief Executive Officer’s compensation relative to the Corporation’s total stockholder return (“TSR”) performance over the last five years.

•	Directors and officers of the Corporation are subject to stock ownership guidelines.

•

The Corporation’s compensation mix is balanced among fixed components such as salary and benefits, and variable compensation such as annual cash incentive payments and long-term incentive awards including NQSOs, RSAs and participation in the cash long-term incentive plan (“cash LTIP”), which generally vest or are earned over three years.

•

The Corporation’s annual cash incentive plan and three-year cash LTIP both have capped payment opportunities and primarily reward achievement for different performance metrics. Further, the cash LTIP is measured against an index of publicly-traded restaurant companies and, beginning in 2018, a second financial performance metric – average adjusted earnings per share over the performance period.

•	The Compensation Committee has ultimate authority to determine, and increase or decrease, if appropriate, compensation provided to the Corporation’s executive officers, including each of the NEOs.

•	The Compensation Committee annually undertakes a “tally sheet” analysis of total annual compensation and the total potential payout under various termination scenarios for the NEOs.

•

The Corporation maintains a Clawback Policy, which allows the Board of Directors to recoup incentive compensation in certain circumstances. See “Clawback Policy” for further details on the Corporation’s policy.

•

All employees, including our NEOs, and the Board of Directors are subject to the Corporation’s Insider Trading Policy, which contains a prohibition on engaging in hedging and pledging transactions involving the Corporation’s securities.

•	The Compensation Committee has set the grant date for annual equity awards to be the close of business on the second full business day after our announcement of fiscal year-end earnings.

•

The Compensation Committee utilizes the services of an independent compensation consultant who does not provide any other services to the Corporation and has the authority to retain any advisor it deems necessary to fulfill its obligations.

•	The Corporation’s equity compensation plans do not permit repricing of previously granted stock options without stockholder approval.

•	The Corporation has not authorized any multi-year guaranteed bonuses.

•	The Corporation does not provide tax “gross-ups” on severance payments or perquisites other than certain expenses related to relocation.

Overview of Executive Compensation Philosophy and Objectives

The Compensation Committee has structured the Corporation’s executive compensation programs to align with a compensation philosophy that is based on several objectives, including:

•	Instilling an ownership culture and linking the interests of the NEOs with those of the Corporation’s stockholders;

•	Paying for performance;

•	Rewarding executives for achievement of both annual and longer-term financial and key operating goals of the Corporation; and

•	Facilitating the attraction, motivation and retention of highly talented, entrepreneurial and creative executive leaders.

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The Role of the Compensation Committee

Under its charter, the Compensation Committee has the sole authority to determine and approve compensation for the Corporation’s NEOs and other executive officers. In addition, the Compensation Committee, which is comprised solely of independent directors and reports regularly to the Board of Directors, reviews and approves compensation and benefits programs including grants made pursuant to the Corporation’s equity compensation plans, oversees the Corporation’s executive compensation philosophy and strategy, ensures that proper due diligence, deliberations, and reviews of executive compensation are conducted and oversees risks related to the Corporation’s compensation practices. The Compensation Committee is also responsible for reviewing the compensation for the members of the Board of Directors and submits any recommended changes for approval by the Board of Directors.

The Compensation Committee reviews the Corporation’s executive compensation plans throughout the fiscal year. Decisions concerning annual salary increases, the approval of annual cash incentives, the design and objectives of each year’s incentive plan and the granting of long-term incentive (“LTI”) awards are typically made in the first quarter of each fiscal year after a series of meetings among the Compensation Committee, its compensation consultant, the Chief Executive Officer and the Senior Vice President, Chief People Officer. The Compensation Committee also performs a “tally sheet” analysis which provides the Compensation Committee with information related to total annual compensation of each NEO and the potential payout each NEO would receive upon separation from the Corporation. The Compensation Committee performs this analysis on an annual basis as part of its oversight function with respect to executive compensation.

The general practice of the Compensation Committee has been to evaluate annually the performance of the Chief Executive Officer and the other executive officers and approve compensation based on this evaluation. As it relates to the assessment of the Chief Executive Officer’s performance, the Chairman of the Board of Directors and the chairs of the Compensation Committee and the Nominating and Corporate Governance Committee discuss annual performance goals with the Chief Executive Officer and conduct an annual performance review and compensation discussion.

In addition, the Compensation Committee annually determines the compensation of the other executive officers based on evaluations of their respective performance.

Generally, the Chief Executive Officer and the Senior Vice President, Chief People Officer provide input to the Compensation Committee in connection with its compensation deliberations except with regard to decisions concerning themselves:

•	The Chief Executive Officer provides assessments of each NEO’s performance against specific objectives and overall contributions, potential future contributions and retention risk;

•

Based on the assessment described above, as well as the market data provided by the Compensation Committee’s independent consultant, the Chief Executive Officer and the Senior Vice President, Chief People Officer make recommendations to the Compensation Committee regarding executive compensation for each of the other NEOs; and

•

In instances where new executives are hired, the Chief Executive Officer and the Senior Vice President, Chief People Officer discuss available information regarding compensation provided at the executive’s current or former employer, internal and external compensation benchmarking data, skill set and qualifications, and make recommendations for new executive pay packages to the Compensation Committee.

The Role of the Compensation Consultant

The Compensation Committee has the sole authority to retain or terminate a compensation consultant to assist in carrying out its responsibilities. Accordingly, during 2018, the Compensation Committee directly engaged Exequity as its independent compensation consultant to provide objective and expert analyses, advice, and information with respect to executive compensation. In performing its services, Exequity interacted collaboratively with the Compensation Committee and with senior management at the direction of the Compensation Committee. In 2018, Exequity performed the following services:

•	Provided executive compensation benchmarking data (as described below);

•	Provided analysis and advice regarding annual incentive plan design;

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•	Provided analysis and advice regarding LTI plan design;

•	Conducted a non-employee director compensation analysis;

•	Assisted with stock plan modeling and design in connection with the 2019 Stock Incentive Plan proposal;

•

Responded to other requests including, conducting a Chief Executive Officer pay-for-performance analysis, a risk assessment, peer group analysis, a stock ownership guidelines analysis, and advising on various governance and regulatory developments; and

•	Advised on compensation for executive officers, excluding Mr. Joyce whose 2018 compensation was set when he joined the Corporation in 2017.

Exequity did not provide any additional services to the Corporation during 2018 beyond those provided in the capacity of independent compensation consultant to the Compensation Committee. The Compensation Committee has assessed the independence of Exequity pursuant to the rules of the SEC and concluded that Exequity’s work for the Compensation Committee does not raise any conflicts of interest.

Compensation Benchmarking and Peer Group

The Corporation uses a restaurant peer group and compensation surveys for different benchmarking comparisons, including base salary, target annual cash incentive, LTI awards and total direct compensation opportunity (“TDCO”). The Compensation Committee, with input from its independent compensation consultant and management, periodically reviews its peer group (the “NEO Peer Group”) for the purpose of evaluating executive compensation.

The Corporation’s significantly franchised business model is uncommon amongst its peer group. The majority of the peer companies have a significant number of company-owned restaurants. We believe our significantly franchised business model requires less capital investment and general and administrative overhead, generates higher gross profit margins and reduces volatility of adjusted free cash flow performance as compared to owning company-operated restaurants. In acknowledging the structural differences, the Compensation Committee considers a variety of metrics in evaluating the NEO Peer Group which includes but is not limited to revenues, system-wide sales, market capitalization and enterprise value and the ratio of these metrics per employee. The Corporation ranked in the first quartile in revenues and market capitalization, second quartile in enterprise value, and the top quartile in system-wide sales. The NEO Peer Group consists of companies in the Corporation’s industry and companies with similar business models in related industries that the Compensation Committee believes to approximate the Corporation’s general labor market for top executive talent.

The NEO Peer Group used for evaluating 2018 compensation decisions consisted of the companies set forth below. Several changes were made to the NEO Peer Group during 2018 to account for acquisitions impacting former peer group companies (Bob Evans Farms, Inc., Buffalo Wild Wings, Inc. and Ruby Tuesday, Inc.). Bloomin’ Brands, Inc., Choice Hotels International, Inc. and Wyndham Hotels and Resorts, Inc. were added to the NEO Peer Group for 2018 as they satisfied the selection criteria noted above.

• Bloomin’ Brands Inc.	• Denny’s Corporation	• Red Robin Gourmet Burgers, Inc.
• BJ’s Restaurants, Inc.	• Domino’s Pizza, Inc.	• Sonic Corp.
• Brinker International, Inc.	• Dunkin’ Brands Group, Inc.	• Texas Roadhouse, Inc.
• The Cheesecake Factory Incorporated	• Jack in the Box Inc.	• The Wendy’s Company
• Choice Hotels International, Inc.	• Papa John’s International, Inc.	• Wyndham Hotels and Resorts, Inc.
• Cracker Barrel Old Country Store, Inc.

The NEO Peer Group was the primary data source considered by the Compensation Committee when reviewing total pay levels of the NEOs. The Compensation Committee also considered broader compensation data from the 2018 AON Hewitt US Total Compensation by Industry Survey and the 2018 Chain Restaurant Total Rewards Association Executive and Management Compensation Survey, which provided general industry and restaurant industry pay data on executive positions for companies with comparable sales.

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The Role of Say on Pay Votes and Stockholder Outreach Efforts

The Corporation provides its stockholders with the opportunity to cast an annual advisory vote on executive compensation (say on pay). In addition to receiving overall feedback on the Corporation’s compensation programs as part of the annual say on pay proposal, the Board of Directors and management are committed to regular engagement with our stockholders to solicit views and input on important topics including executive compensation. In advance of the 2018 annual meeting of stockholders, the Corporation reached out to stockholders representing approximately 58% of outstanding shares to discuss our Chief Executive Officer’s compensation package and other key executive compensation topics. At the Corporation’s annual meeting of stockholders held in May 2018, approximately 81% of the votes present and entitled to vote at the meeting on the say on pay proposal were voted in favor of the proposal approving the compensation of the NEOs as disclosed in the 2018 proxy statement. This was the highest say on pay vote since the Corporation’s 2015 annual meeting of stockholders. The Compensation Committee believes the 2018 say on pay vote reflects stockholders’ support of the Corporation’s approach to executive compensation, including our Chief Executive Officer’s compensation package, and certain other changes that the Compensation Committee has implemented over the years.

Following the Corporation’s stockholder outreach efforts in connection with the 2018 annual meeting of stockholders, the Corporation continued its engagement by reaching out to 12 of its largest institutional stockholders representing approximately 69% of outstanding shares in November 2018 through February 2019, to discuss key topics including executive compensation. The Corporation had meaningful conversations with key institutional stockholders who accepted our invitation to engage, representing approximately 54% of the Corporation’s outstanding shares. In addition to direct feedback from the Corporation’s stockholders, the Compensation Committee will continue to consider the outcome of the Corporation’s say on pay votes when making future compensation decisions for its NEOs.

Compensation Discussion Related to the Chief Executive Officer

Mr. Joyce joined the Corporation as Chief Executive Officer in September 2017 amidst a challenging environment for casual and family dining and during a transitional time for the Corporation. Given Mr. Joyce’s previous experience and proven track record for returning companies to growth, the Board of Directors identified Mr. Joyce as the best candidate to lead the Corporation in executing its long-term strategy to return the Corporation to a growth company focused on delivering strong results. As such, Mr. Joyce’s overall compensation opportunity was strategically designed to include a significant proportion of front-loaded, performance-contingent equity awards that would be directly linked to the performance of the Corporation.

Mr. Joyce’s compensation package primarily consists of the following:

•	an annual base salary of $1,000,000;

•	participation in the Corporation’s annual incentive plan with a target payout of 100% of base salary;

•	a one-time grant of 75,000 time-based RSUs, which will cliff vest on February 1, 2021 assuming Mr. Joyce remains continuously employed by the Corporation through such date;

•

a one-time grant of 350,000 performance- and time-based NQSOs and 175,000 performance- and time-based RSUs, both of which will cliff vest on February 1, 2021 based on Mr. Joyce’s achievement of certain price targets for the Corporation’s common stock and if Mr. Joyce remains continuously employed by the Corporation through such vesting date; and

•	a commuting allowance of $125,000 per year subject to an annual 5% increase and a temporary housing allowance of $125,000 per year subject to an annual 3% increase.

In determining the overall compensation package for Mr. Joyce, the Compensation Committee considered the state of the business at the time of Mr. Joyce’s hire, the critical role Mr. Joyce would have in returning the Corporation to growth, and Mr. Joyce’s previous experience and proven track record for returning companies to growth. The Compensation Committee also considered competitive market data and the input of Exequity.

Front-loaded Equity Awards

88% of the front-loaded equity awards granted to Mr. Joyce are tied to stock price performance hurdles that represent a rigorous performance standard and directly align his compensation with the interests of our stockholders.

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The performance contingent NQSOs and RSUs are earned in increments based on nine different stock price performance hurdles that are successively more difficult to achieve, with the first stock price hurdle set at $50.00, or approximately 123% of the stock price on the date of grant, and the last stock price hurdle set at $90.00, or approximately 221% of the stock price on the date of grant. In order for each and any of the stock price performance hurdles to be considered satisfied, the closing stock price of the Corporation’s common stock must be at or above the stock price target for a period of 20 consecutive New York Stock Exchange trading days. In addition to satisfying the performance conditions referenced above, Mr. Joyce must remain continuously employed through February 1, 2021 in order for any of the equity awards to vest.

2018 Compensation Decisions

The Compensation Committee did not approve any increase to Mr. Joyce’s base salary for 2018 or 2019. Further, the Compensation Committee did not approve an increase to Mr. Joyce’s target opportunity under the annual cash incentive plan, which remains at 100% of base salary. The equity award grants described above which were made in conjunction with Mr. Joyce’s hire are intended to cover the entire term of his employment agreement. To that end, Mr. Joyce did not receive any additional equity awards in 2018 and did not participate in, or receive any payouts under, the Corporation’s cash LTIP for performance periods covering 2018. Further, the Compensation Committee did not grant Mr. Joyce any long-term incentive awards as part of the 2019 annual grant cycle. The Compensation Committee does not intend to grant Mr. Joyce any additional long-term incentive awards prior to the end of the term of his current employment agreement in February 2021.

In line with the sustained improvement in stock price performance since Mr. Joyce joined as Chief Executive Officer, 90% of the performance conditions tied to Mr. Joyce’s performance-contingent equity awards have been satisfied. As of December 31, 2018, the stock price hurdles associated with the performance conditions that were achieved during 2018 ranged from $50.00 to $85.00, representing 123% and 209%, respectively, of the stock price on the date of grant. Mr. Joyce must remain continuously employed through February 1, 2021 for any of these performance-contingent equity awards to vest. This post-performance vesting requirement facilitates the continued retention of the Chief Executive Officer through the term of his employment agreement and was a primary element considered by the Compensation Committee when designing Mr. Joyce’s performance-contingent equity awards. Further, given the stock-denominated awards, the value of the performance-contingent awards Mr. Joyce receives at the end of the vesting period is directly dependent on the Corporation’s stock price on the vesting date and the continued success of the Corporation under Mr. Joyce’s leadership. Please see the Outstanding Equity Awards at 2018 Fiscal Year-End Table in this proxy statement for additional information.

Please see Elements of the Compensation Program For NEOs section below for additional information regarding Mr. Joyce’s 2018 compensation.

Elements of the Compensation Program For NEOs

The Corporation’s executive compensation program for NEOs generally consists of the following components:

•	Base Salary. Base salaries are designed to attract and retain talented executives and to provide a competitive and stable component of income.

•

Annual Cash Incentives under the Annual Incentive Plan. Annual cash incentives provide a competitive incentive opportunity for achieving financial performance and operational objectives. Generally, no payouts are made under the annual incentive plan unless these objectives are achieved.

•

LTI Awards. LTI awards are composed of NQSOs, RSAs and the cash LTIP with each component representing approximately one-third of the total value awarded, excluding one-time equity awards made in connection with hiring, retention or other non-standard circumstances. Each of the annual LTI components is vested or earned over a three-year period to provide ongoing alignment with stockholders’ interests based on the Corporation’s future stock price performance. Stock options provide value to the executive only if the Corporation’s stock price increases above the grant date price. The value of RSAs increases or decreases with changes in the Corporation’s stock price. The cash LTIP provides payment only if the Corporation’s TSR performance is in the 33rd percentile or greater compared to a group of publicly traded restaurant companies over a three-year performance period, and beginning with the 2018 – 2021 cash LTIP cycle, average AEPS performance meets or exceeds pre-established performance goals over the three-year performance period. Beginning with the 2018 – 2021 cash LTIP cycle, 50% of the cash LTIP will be earned based on the TSR metric and 50% will be earned based on the average AEPS performance metric.

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•

Benefits and Other Compensation. Benefits and other compensation programs are provided to protect executive health and safety and provide flexibility and efficiencies that facilitate executive productivity.

The Compensation Committee’s compensation strategy is comprised of a TDCO for each NEO which is defined as base salary, target annual cash incentive and the grant date fair market value of LTI awards.

Base Salary	+	Annual Cash Incentive	+	Long-Term Incentive	=	Total Direct Compensation Opportunity

The TDCO for each NEO is generally set to fall within the third quartile (i.e., between the 50th and 75th percentiles) of relevant benchmark data. Rather than striving for a single market reference point, the Compensation Committee believes that a broader, third-quartile positioning provides appropriate flexibility in tailoring award opportunities based on a variety of factors such as performance, experience level, internal equity and external competitiveness.

The TDCO for 2018, as reviewed and approved by the Compensation Committee for the NEOs, is listed in the following table. TDCO differs from the total compensation amounts reported in the 2018 Summary Compensation Table in that it includes the target annual cash incentive opportunity while the 2018 Summary Compensation Table includes the amounts actually earned under the 2018 Annual Incentive Plan. Further, TDCO does not include amounts set forth in the “All Other Compensation” column of the 2018 Summary Compensation Table nor does it include one-time equity awards made in connection with hiring, retention or other non-standard circumstances. In addition, TDCO includes the value of the target opportunity under the cash LTIP grant at the time it is awarded whereas the 2018 Summary Compensation Table includes the actual value earned, if any, based upon performance under the cash LTIP after the completion of the performance period.

Total Direct Compensation Opportunity

Name	2018 Base Salary ($)	2018 Annual Cash Target Incentive ($)	2018 Long- Term Incentive ($)	2018 Total Direct Compensation Opportunity ($)

Stephen P. Joyce	$1,000,000	$1,000,000	$0	$2,000,000

Thomas H. Song	$500,000	$375,000	$600,050	$1,475,050

Darren M. Rebelez	$622,224	$497,779	$850,121	$1,970,124

John C. Cywinski	$592,250	$473,800	$825,115	$1,891,165

Bryan R. Adel	$475,000	$332,500	$550,100	$1,357,600

Greggory H. Kalvin	$350,000	$231,875	$250,079	$831,954

A significant portion of executive pay has been structured to be contingent on satisfying pre-established performance goals and increasing stockholder value. Accordingly, executives will not realize the incentive portion of their TDCO unless these objectives are satisfied. For the NEOs, excluding Mr. Joyce who did not receive any equity awards in 2018, an average of 65% of 2018 TDCO was linked to performance and/or increasing stockholder value.

Mr. Kalvin’s TDCO does not include the additional $5,500 monthly stipend provided to Mr. Kalvin during the time he served as Interim Chief Financial Officer. Additionally, Mr. Kalvin’s annual cash incentive target was pro-rated at 75% of base salary through May 2018 during the period he served as Interim Chief Financial Officer and 60% of base salary for the remainder of the year. The TDCO for Mr. Song, Mr. Rebelez, Mr. Cywinski and Mr. Kalvin excludes one-time sign-on, special retention or recognition awards granted to such individuals.

See the section entitled “Compensation Decisions Made in 2018” in this proxy statement for additional information regarding the elements of compensation for NEOs.

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The chart below illustrates the 2018 pay mix for the NEOs, excluding Mr. Joyce:

Compensation Decisions Made in 2018

Annual Base Salaries

In setting annual base salaries, the Compensation Committee generally considers benchmarking data derived from a review of the proxy statement disclosures of the NEO Peer Group, the AON Hewitt and Chain Restaurant surveys and, in the case of the NEOs other than the Chief Executive Officer, recommendations and assessments of the performance of the individual NEOs by the Chief Executive Officer. The Compensation Committee uses the market data to establish points of reference to determine whether and to what extent it is establishing competitive levels of compensation for the NEOs. In February 2018, the Compensation Committee set annual base salaries for 2018 as follows:

Name	Former Base Salary ($)	New Base Salary($)	Percentage Increase

Stephen P. Joyce	1,000,000	1,000,000	0.0%

Darren M. Rebelez	604,101	622,224	3.0%

John C. Cywinski	575,000	592,250	3.0%

Bryan R. Adel	475,000	475,000	0%

Greggory H. Kalvin	333,733	341,283	2.25%

Base salary increases for the NEOs were based on individual performance and external market competitiveness.

Mr. Song joined the Corporation in May 2018. The Compensation Committee set Mr. Song’s base salary at $500,000 after considering internal and external benchmarking data, the compensation paid to prior chief financial officers of the Corporation and Mr. Song’s skill set and qualifications relative to those desired by the Corporation. Mr. Kalvin received a $5,500 monthly stipend during his service as Interim Chief Financial Officer which is not reflected in the amounts above. After Mr. Song joined the Corporation as Chief Financial Officer, Mr. Kalvin’s base salary was increased to $350,000 in recognition of his service as Interim Chief Financial Officer. Mr. Adel did not receive an annual base salary increase in February 2018 due to the fact that Mr. Adel’s base salary was previously increased in November 2017 in recognition of the expanded scope of his role to include cyber security, internal audit and franchise administration.

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Performance- and Stock-Based Compensation

Annual Cash Incentives

In early 2018, the Compensation Committee approved the 2018 Annual Incentive Plan to reward executive officers whose performance meets or exceeds the Corporation’s expectations, to provide incentives for excellent future performance that contributes to the Corporation’s success and profitability and to serve as a means by which eligible participants may share in the Corporation’s financial success. The Compensation Committee uses negative discretion to reduce the maximum incentive payout for each NEO based on performance against our pre-established metrics as outlined below.

Pursuant to the 2018 Annual Incentive Plan, the target annual cash incentive amount for each of the NEOs is established as a percentage of base salary based on the participant’s level in the management structure. The 2018 threshold, target, and maximum payout amounts for each NEO are provided in the Grants of Plan-Based Awards in 2018 table. The 2018 threshold, target and maximum percentages for each of the NEOs under the Corporation’s 2018 Annual Incentive Plan were as follows:

Name	Threshold as Percentage of Base Salary	Target as Percentage of Base Salary	Maximum as Percentage of Base Salary

Stephen P. Joyce	50%	100%	200%

Thomas H. Song	37.5%	75%	150%

Darren M. Rebelez	40%	80%	160%

John C. Cywinski	40%	80%	160%

Bryan R. Adel	35%	70%	140%

Greggory H. Kalvin	33.1%	66.3%	132.5%

Decisions regarding the threshold, target and maximum incentive percentages were made in consultation with Exequity and after consideration of the NEO Peer Group and survey data mentioned above and the desired TDCO pay mix. The Compensation Committee believes the incentive targets to be generally consistent with incentive opportunities at the NEO Peer Group companies for similarly situated executives. Mr. Kalvin’s 2018 target was pro-rated at 75% of base salary through May 2018 during his service as Interim Chief Financial Officer and 60% of base salary for the remainder of the year.

The annual cash incentive for the NEOs is based on a combination of the Corporation’s AEPS, Dine Brands Global, Inc., IHOP, and Applebee’s Operating Profit, Traffic, and Net Franchise Restaurant Development. The Compensation Committee focused the 2018 annual incentive metrics entirely on financial and operating performance metrics to drive an emphasis on delivering results and improving performance. The Compensation Committee pivoted from same restaurant sales to traffic as a primary financial performance metric in order to encourage the brands to drive improved same restaurant sales performance based on guests visiting our restaurants rather than increases to average check. Overall, the Compensation Committee believes the 2018 annual cash incentive metrics reflect the appropriate balance between profitability (60-70%) and growth (30-40%). The annual cash incentive for each of the NEOs may then be decreased or increased based on the individual performance of each executive.

The Compensation Committee uses AEPS as a primary incentive metric as it represents a broad and commonly used measure of financial performance for the Corporation. The Compensation Committee includes Operating Profit as a performance measure because it believes operating profit appropriately incentivizes the business units on items specifically within their control. “Operating Profit” is defined as Segment Profit plus gains on asset dispositions, less Direct G&A and losses on asset dispositions. “Segment Profit” is defined as segment revenues less segment expenses. Direct G&A is defined as general and administrative expenses directly incurred at operating units excluding any allocation of shared service and general corporate overhead. Traffic is a growth performance indicator used by the Corporation and the restaurant industry and provides a measure of the change in the number of guests visiting restaurants. Net Franchise Restaurant Development is a growth performance indicator measuring the number of new restaurants opened during the fiscal year, less any restaurant closings.

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The table below outlines the annual cash incentive metrics and weighting for each of the NEOs for 2018:

Name	Dine Brands AEPS	Dine Brands/ IHOP / Applebee’s Business Unit Operating Profit(1)	Traffic(2)	Net Franchise Development(3)

Stephen P. Joyce	40%	30%	30%

Thomas H. Song	40%	30%	30%

Darren M. Rebelez	40%	20%	20%	20%

John C. Cywinski	40%	30%	30%

Bryan R. Adel	40%	30%	30%

Greggory H. Kalvin	40%	30%	30%

(1)

Operating profit for Mr. Joyce, Mr. Song, Mr. Adel, and Mr. Kalvin was based on Dine Brands’ operating profit, while Business Unit operating profit for Mr. Rebelez and Mr. Cywinski was based entirely on their respective Business Units.

(2)

Traffic performance for Mr. Joyce, Mr. Song, Mr. Adel, and Mr. Kalvin was based 50% on Applebee’s Business Unit performance and 50% on IHOP Business Unit performance, while traffic performance for Mr. Rebelez and Mr. Cywinski was based entirely on their respective Business Units.

(3)	The net franchise development metric was only applicable to Mr. Rebelez and was based on net domestic franchise development for the IHOP Business Unit.

For each of the performance metrics, amounts were not paid unless the threshold performance level for that metric was achieved. The threshold, target and maximum payout levels for certain of the performance metrics are illustrated in the table below. Payouts increase incrementally for performance up to a maximum of 200% of an executive’s target annual cash incentive opportunity.

Metric	Threshold	Target	Maximum	Actual Result	Percentage of Target Achieved	Payout Percentage of Target for Metric

AEPS	$4.43	$5.10	$5.71	$5.37	105.3%	142%

Dine Brands Operating Profit	$161.2	$182.2	$200.4	$184.2	101.1%	100%

IHOP Business Unit Operating Profit	$149.0	$168.4	$185.2	$169.2	100.5%	100%

Applebee’s Business Unit Operating Profit	$80.2	$90.6	$99.7	$96.6	106.6%	156%

Domestic IHOP Net Restaurant Development*	—	—	—	32	—	100%

Payout as a Percentage of an Executive’s Target	50%	100%	200%	—	—	—

*	Excludes restaurants opened and/or closed in Hawaii

Traffic growth for the domestic IHOP Business Unit fell short of its target by 0.5%, resulting in a payout percentage of 86% of target. Traffic growth for the domestic Applebee’s Business Unit exceeded target by 2.25%, resulting in a maximum payout of 200% of target.

All metrics were set after consideration of the business environment at the time the metrics were approved and the Corporation’s forward-looking strategic plan. The Compensation Committee established challenging levels such that attainment of the targeted amounts was not assured at the time they were set and would require a high level of effort and execution in order to obtain them.

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EXECUTIVE COMPENSATION

The final annual cash incentive amounts under the 2018 Annual Incentive Plan were determined by multiplying the results of the performance metrics that each NEO was measured against by an individual performance modifier for the NEOs. The final annual cash incentive payout amount may be modified upward or downward based on individual performance and other factors deemed relevant by the Compensation Committee. At the end of 2018, Mr. Joyce assessed the performance of each of the NEOs, other than himself, and their overall contribution to the Corporation’s strategy and results and assigned a performance modifier as set forth in the table below:

Name	Performance Modifier

Thomas H. Song	1.0

Darren M. Rebelez	1.0

John C. Cywinski	1.1

Bryan R. Adel	1.1

Greggory H. Kalvin	1.0

Mr. Cywinski’s performance modifier was in recognition of the outstanding performance for the Applebee’s Business Unit in 2018. Mr. Adel’s performance modifier was in recognition of Mr. Adel’s leadership in successfully completing several transactions and bringing to resolution certain matters related to Applebee’s franchisee financial health issues.

The amounts in the table below represent the annual cash incentive paid to each of the NEOs pursuant to the 2018 Annual Incentive Plan and are calculated by multiplying the NEO’s base salary by the target percentage and by the achievement level.

Name	Base Salary	Target as Percentage of Base Salary	Percentage of Incentive Target Achieved	Annual Cash Incentive Paid

Stephen P. Joyce	$1,000,000	100%	129.52%	$1,295,200

Thomas H. Song	$500,000	75%	129.52%	$485,700

Darren M. Rebelez	$622,224	80%	113.81%	$566,522

John C. Cywinski	$592,250	80%	179.40%	$850,000

Bryan R. Adel	$475,000	70%	142.86%	$475,000

Greggory H. Kalvin	$350,000	66.3%	129.52%	$300,325

Mr. Kalvin’s base salary does not include the additional $5,500 monthly stipend provided to Mr. Kalvin during the time he served as Interim Chief Financial Officer. Additionally, Mr. Kalvin’s annual cash incentive target was pro-rated at 75% of base salary through May 2018 during the period he served as Interim Chief Financial Officer and 60% of base salary for the remainder of the year, resulting in a pro-rated target opportunity equal to 66.3%.

In November 2018 and March 2019, Mr. Adel received a special recognition bonus of $50,000 and $200,000, respectively, for his leadership in successfully resolving certain matters regarding Applebee’s franchisee financial health.

Annual Long-Term Incentive or LTI Awards

The Compensation Committee grants each of the NEOs, other than the Chief Executive Officer, a blend of NQSOs, RSAs and cash LTIP awards. The NQSOs vest in equal installments over a three-year period and are exercisable for up to a maximum of ten years. The RSAs typically cliff vest after three years and the cash LTIP payout is based on cumulative TSR against an index of publicly-traded restaurant companies over a three-year performance period, and, beginning in 2018, three-year average AEPS over the performance period. NQSOs have value to the executive only if the Corporation’s stock price increases over the price on the date of grant and the value of RSAs increases or decreases with the changes in the Corporation’s stock price. The 2016 – 2018 and 2017 – 2019 cash LTIP cycles provide payment between zero and 200% of the target award based on the Corporation’s relative TSR performance. The 2018 – 2021 cash LTIP provides payment between zero and 200% of the target award based on the Corporation’s relative TSR performance and three-year average AEPS performance against pre-established performance goals, with each performance metric weighted equally. The performance goals were designed to be challenging but achievable with strong management performance.

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EXECUTIVE COMPENSATION

For the 2016 – 2018 cash LTIP, the award vested based on the Corporation’s TSR performance within the rankings depicted in the table below:

	Relative TSR Ranking at End of Performance Period	Payout as a Percentage of Target Cash LTIP

No Payout	< 33rd Percentile of the Index	0%

Threshold	33rd Percentile of the Index	50%

Target	50th Percentile of the Index	100%

Maximum	80th Percentile of the Index	200%

For the 2018 – 2021 cash LTIP, the award will vest 50% based on the Corporation’s TSR performance within the rankings depicted above as well as 50% based on the Corporation’s AEPS performance as depicted below. AEPS performance is based on the Corporation’s adjusted earnings per share as determined by the Board of Directors and reported in the Corporation’s audited financial statements.

Average Annual AEPS Growth	Percentage of Target AEPS Growth Units Earned

<10%	0%

10%	50%

20%	100%

≥30%	200%

The Compensation Committee believes that this mix of long-term incentives appropriately balances an emphasis on absolute and relative stock price performance and aligns the compensation of our NEOs with the long-term interests of stockholders. The LTI awards are comprised of 34% of the grant date value in NQSOs, 33% of the grant date value in RSAs and 33% of the grant date value in the cash LTIP (at target). The Compensation Committee believes this weighting provides a balanced strategy between stockholder alignment, executive retention, risk and performance.

The Compensation Committee considered a range of factors in setting the value to be awarded to the NEOs, including assessments of individual performance, the potential contributions that each NEO could be expected to make in the future, each NEO’s TDCO, LTI awards previously granted to certain NEOs, the size of awards provided to other individuals holding similar positions in the market data considered by the Compensation Committee, the number of shares which remained available for issuance under the 2016 Stock Incentive Plan and overall accounting expense associated with the awards.

The table below summarizes the grant date value of the annual long-term incentive awards made in 2018 (additional detail regarding long-term incentive awards granted in 2018 can be found in the Grants of Plan-Based Awards in 2018 table in this proxy statement):

Name	Stock Options	Restricted Stock	Cash LTIP at Target	Total Long-Term Incentive Opportunity

Thomas H. Song	$204,042	$198,008	$198,000	$600,050

Darren M. Rebelez	$289,055	$280,566	$280,500	$850,121

John C. Cywinski	$280,555	$272,310	$272,250	$825,115

Bryan R. Adel	$187,037	$181,563	$181,500	$550,100

Greggory H. Kalvin	$85,019	$82,560	$82,500	$250,079

The Compensation Committee increased Mr. Adel’s total LTI opportunity to reflect his expanded role in managing the Corporation’s cyber security, internal audit and franchise administration functions and his leadership role in resolving certain Applebee’s franchisee financial health matters.

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EXECUTIVE COMPENSATION

In addition, the Compensation Committee approved several additional LTI awards to various NEOs in 2018:

•

In March 2018, the Compensation Committee granted a special retention award for Mr. Rebelez of 8,270 RSAs that will cliff vest after 3 years, 26,670 performance- and time-based RSUs, and 25,330 performance- and time-based options. These performance- and time-based equity awards will vest at the end of three years in amounts based on the Corporation’s achievement of certain stock price targets that are successively more difficult to achieve. The Compensation Committee structured these special retention awards consistent with the structure of Mr. Joyce’s awards to further align Mr. Rebelez with the Corporation’s strategic goal of driving long-term stockholder value. The stock price hurdles for Mr. Rebelez’s performance-contingent awards range from $75 to $90. In line with the significant and sustained improvement in the Corporation’s stock price performance in 2018, approximately 80% of the performance conditions tied to Mr. Rebelez’s performance-contingent equity awards were satisfied as of December 31, 2018. Mr. Rebelez must still remain continuously employed through the third anniversary of the grant date for the performance-contingent equity awards to vest. Further, given the stock-denominated awards, the value of the performance-contingent awards Mr. Rebelez receives at the end of the vesting period is directly dependent on the continued success of the Corporation.

•

In June 2018, the Compensation Committee granted a sign-on RSA award for Mr. Song of 13,151 RSAs that will vest 20% on the first, third and fourth anniversaries of the grant date and 40% on the second anniversary of the grant date. The Compensation Committee also approved Mr. Song’s participation in the cash LTIP award for the 2016-2018 and 2017-2019 performance cycles with a target award of $100,000 and $200,000, respectively.

•

In June 2018, the Compensation Committee granted a one-time special retention award to Mr. Kalvin of 2,631 cash-settled RSUs. Mr. Kalvin forfeited these awards upon his separation from the Corporation.

•

In December 2018, the Compensation Committee granted a special retention award to Mr. Cywinski of 28,575 performance- and time-based RSUs which will vest on March 1, 2022 in amounts based on the Corporation’s achievement of certain stock price targets that are successively more difficult to achieve. The Compensation Committee structured these special retention awards consistent with the performance-contingent design of Mr. Joyce’s and Mr. Rebelez’s awards and to align Mr. Cywinski with the Corporation’s strategic goal of driving long-term stockholder value. The stock price hurdles with respect to Mr. Cywinski’s performance-contingent awards range from $85 to $105. As of December 31, 2018, none of the performance conditions tied to Mr. Cywinski’s performance-contingent equity awards were satisfied.

2016—2018 Cash LTIP Payout

Demonstrating the Corporation’s pay-for-performance philosophy and the direct link between pay and the Corporation’s stock price performance, no payouts were made under the cash LTIP for the prior three performance periods. Performance and payouts under the 2016-2018 performance period and prior performance periods were as follows:

Performance Period	Dine Brands TSR	Restaurant Index Percentile Rank	Payout as a percentage of target award

2013 - 2015	40.8%	27.0%	0%

2014 - 2016	4.6%	20.5%	0%

2015 - 2017	-40.3%	2.7%	0%

2016—2018	-8.5%	44.3%	83.2%

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EXECUTIVE COMPENSATION

For the 2016-2018 cash LTIP cycle, the Corporation’s TSR performance achieved a percentile rank of 44.3% relative to the companies included in the index of publicly-traded restaurant companies during the three-year performance period. The amounts in the table below represent the target cash LTIP incentive and actual amounts paid to the NEOs pursuant to the 2016-2018 cash LTIP. Mr. Joyce is not eligible to participate in the cash LTIP and did not participate in the 2016-2018 cash LTIP cycle.

Name	2016 - 2018 Target Award	2016 - 2018 Payout (83.2% of Target)

Thomas H. Song	$100,000	$83,200

Darren M. Rebelez	$272,250	$226,512

John C. Cywinski	$200,000	$166,400

Bryan R. Adel	$148,500	$123,552

Greggory H. Kalvin	$74,250	$61,776

Compensation Decisions Related to Management Transitions

In addition to the above compensation granted to Mr. Song in connection with his hire as Chief Financial Officer, the Compensation Committee also granted Mr. Song a $200,000 cash sign-on bonus and sign-on equity valued at approximately $1,000,000 after taking into consideration the equity awards Mr. Song forfeited when departing from his former employer.

Mr. Kalvin separated from the Corporation in March 2019 and was eligible for retirement treatment under the Corporation’s policies. In connection with Mr. Kalvin’s separation and in exchange for a general release of all claims and liabilities against the Corporation, Mr. Kalvin received the following separation package:

•	12 months’ base salary;

•

An amount equal to Mr. Kalvin’s bonus under the annual cash incentive plan for 2019, pro-rated through the portion of the performance period that elapsed prior to Mr. Kalvin’s separation and based on actual performance during the performance period;

•	Full vesting of all outstanding NQSOs and RSAs (Mr. Kalvin’s cash-settled restricted stock unit award granted in June 2018 was forfeited upon his separation);

•	An extended exercise period for all stock options held by Mr. Kalvin of the earlier of five years or the natural expiration of the stock options;

•

Eligibility to receive payouts under the long-term cash-based performance awards held by Mr. Kalvin based on actual performance during the applicable performance period, to be paid to Mr. Kalvin at the time such award would have been paid had Mr. Kalvin remained employed with the Corporation through such date; and

•	Standard outplacement and COBRA benefits.

Stock Ownership Guidelines

The Corporation maintains robust stock ownership guidelines that are intended to further the Compensation Committee’s objectives of aligning the financial interests of its executives with those of the Corporation’s stockholders. The stock ownership guidelines call for each NEO to accumulate a minimum number of shares equal in value to a multiple of their base salary. For purposes of the guidelines, stock ownership includes Common Stock owned directly, in-the-money value of exercisable NQSOs, RSAs, and stock-settled RSUs. The types and amounts of stock-based awards are intended, in part, to facilitate the accumulation of sufficient shares by the Corporation’s executives to allow them to meet the stock ownership guidelines.

The Compensation Committee annually reviews each NEO’s progress towards meeting the stock ownership guidelines. The Compensation Committee has informed management that it may reduce or choose not to grant future stock-based compensation to any executive who fails to make reasonable progress towards meeting the stock ownership goals within five

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EXECUTIVE COMPENSATION

years from becoming subject to the guidelines. Based upon its October 2018 review of each NEO’s equity holdings in the Corporation, the Compensation Committee determined that each NEO met, exceeded or was on schedule to meet his guideline as outlined in the following table:

Name	Guideline as a Multiple of Base Salary	Holdings as a Multiple of Base Salary(1)	Guideline Status

Stephen P. Joyce	6	14.2	Meets Guideline

Thomas H. Song(2)	4	2.0	On Schedule

Darren M. Rebelez	4	6.4	Meets Guideline

John C. Cywinski	4	4.0	Meets Guideline

Bryan R. Adel	2	2.7	Meets Guideline

Greggory H. Kalvin	2	3.4	Meets Guideline

(1)	Based upon holdings in the shares of common stock of the Corporation and one-year average daily price per share of the Corporation’s common stock from October 2, 2017 to October 1, 2018.

(2)	Mr. Song has until June 1, 2023 to meet his stock ownership guideline.

Clawback Policy

To the extent permitted by governing law, in the event that (i) the Corporation is required to make a material restatement of its financial statements as a result of fraudulent behavior or material intentional misconduct on the part of the Corporation’s current or former (a) Chief Executive Officer, (b) executive officers subject to Section 16 of the Exchange Act or (c) other executive officers who report directly to the Chief Executive Officer and (ii) any incentive compensation was paid to any of these individuals based upon achievement of certain financial results and in reliance upon the financial statements to be restated, then the Board of Directors of the Corporation may, in its sole discretion and upon making a determination that it would be in the best interest of the Corporation to do so, direct the Corporation to make reasonable efforts to seek reimbursement of any such incentive compensation paid within the past three years from the date of the restatement to the extent it exceeds the amounts that would have been earned under the restated financial statements. This policy shall apply in addition to any right of recoupment against the Chief Executive Officer and Chief Financial Officer pursuant to Section 304 of the Sarbanes-Oxley Act of 2002 or other applicable law or regulation. The Compensation Committee expects that it will review and modify the policy as may be required to comply with NYSE listing standards based on SEC rules if and when finalized.

Hedging and Pledging Restrictions

The Corporation’s Insider Trading Policy prohibits all employees and directors from pledging the Corporation’s securities as collateral and entering into transactions to hedge the value of the Corporation’s securities owned by individuals subject to the policy.

Employment Agreements and Change in Control Provisions

Employment Agreements

The Corporation enters into employment agreements with certain executives when it determines that an employment agreement is desirable for the Corporation to obtain a measure of assurance as to the executive’s continued employment in light of prevailing market competition for the particular position held by the executive officer, or where the Compensation Committee determines that an employment agreement is necessary and appropriate to attract an executive in light of market conditions, the prior experience of the executive or practices at the Corporation with respect to other similarly situated employees.

Mr. Joyce is a party to an employment agreement with the Corporation. The employment agreement calls for a term beginning on September 12, 2017 and ending on February 1, 2021 with no automatic extensions. The Corporation may terminate the agreement at any time, with or without cause upon written notice to the executive. The employment

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EXECUTIVE COMPENSATION

agreement provides for a base salary, a target annual cash incentive opportunity of 100% of base salary for eligible participation years (2018, 2019 and 2020) and certain other perquisites and benefit programs. The employment agreement does not contain multi-year incentive guarantees or tax gross-ups. The employment agreement contains confidentiality, trade secrets, discoveries and non-solicitation provisions.

Mr. Song, Mr. Rebelez and Mr. Cywinski are also parties to employment agreements with the Corporation. The employment agreements call for an initial employment term of three years and provide for automatic successive one-year extensions unless the Corporation or the executive gives notice to the contrary more than 90 days prior to the expiration of the then-current term of the agreement. The Corporation may terminate the agreements at any time, with or without cause upon written notice to the executive. The employment agreements provide for a base salary, a target annual cash incentive opportunity of 75% of base salary and certain other perquisites and benefit programs. The employment agreements do not contain multi-year incentive guarantees or tax gross-ups. The employment agreements contain confidentiality, trade secrets, discoveries and non-solicitation provisions.

Mr. Kalvin was a party to an employment offer letter with the Corporation, effective as of June 21, 2007 and an offer letter in connection with his assumption of the role of Senior Vice President, Corporate Controller, effective as of November 23, 2009. Mr. Kalvin was also party to an offer letter in connection with his assumption of the role of Interim Chief Financial Officer on March 15, 2017. See the Compensation Decisions Related to Management Transitions above for Mr. Kalvin’s severance compensation.

Mr. Adel is party to an employment offer letter with the Corporation, effective as of August 2, 2010.

Under certain termination scenarios, the employment agreements may provide for severance payments, benefits continuation and vesting of outstanding equity-based awards. See “Potential Payments Upon Termination or Change in Control” in this proxy statement for additional information about severance arrangements, including projected severance payment amounts, pursuant to the employment agreements.

Amended and Restated Executive Severance and Change in Control Policy

Mr. Adel participates, and Mr. Kalvin participated prior to his separation from the Corporation, in the Corporation’s Amended and Restated Executive Severance and Change in Control Policy. This policy is intended to increase the retention of the senior leadership team and to provide severance benefits under specified circumstances to certain individuals who are in a position to contribute materially to the success of the Corporation. These arrangements also are intended to facilitate changes in the leadership team by setting terms for the termination of an executive officer in advance, thereby allowing a smooth transition of responsibilities when it is in the best interests of the Corporation. Under certain termination scenarios, the policy may provide for severance payments, benefits continuation and vesting of certain outstanding equity-based awards. The policy does not provide for tax gross-ups. See “Potential Payments Upon Termination or Change in Control” in this proxy statement for additional information about severance arrangements, including projected severance payment amounts, pursuant to the Amended and Restated Executive Severance and Change in Control Policy.

Nonqualified Deferred Compensation Plan

Pursuant to the Deferred Compensation Plan, all NEOs are eligible to defer their base salaries, annual cash incentives, and long-term incentive plan cash distributions. Deferrals are always 100% vested. This plan provides the NEOs with a long-term capital accumulation opportunity. The Deferred Compensation Plan provides a range of investment opportunities and is designed to comply with Section 409A of the Internal Revenue Code (the “Code”). See “2018 Nonqualified Deferred Compensation” in this proxy statement for additional information.

Perquisites

The Corporation provides all NEOs with limited perquisites as part of a competitive total compensation package. The Compensation Committee annually reviews the perquisites provided to the NEOs and approves those personal benefits or perquisites that it deems to be in the Corporation’s best interest in order to induce executives to maintain or accept employment with us.

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EXECUTIVE COMPENSATION

Annual Physicals. Each NEO is entitled and expected to have an annual physical provided at the Corporation’s cost.

Automobile Allowances. The Corporation pays each of the NEOs an automobile allowance.

Supplemental Life Insurance. The Corporation provides supplemental life insurance for each of the NEOs in addition to paying for life insurance for all eligible employees. NEOs are provided $900,000 in life insurance under the Corporation’s group policy.

Supplemental Disability Insurance. The Corporation provides supplemental disability insurance for each of the NEOs in addition to paying for disability insurance for all eligible employees. The coverage for each NEO generally provides for a benefit equal to 60% of pre-disability earnings subject to a maximum of $25,000 per month.

Tax Preparation Reimbursement. The Corporation may provide tax preparation reimbursement for certain NEOs who are required to file tax returns in multiple states as a result of their employment with the Corporation. The benefit is taxable to the NEO and is intended to encourage the NEO to engage knowledgeable experts to assist with tax preparation.

Other. On a case-by-case basis, the Corporation may provide other perquisites to certain executives from time to time.

See the 2018 Summary Compensation Table for additional details on these perquisites.

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2019 PROXY STATEMENT
COMPENSATION TABLES

COMPENSATION TABLES

Compensation tables and accompanying notes and disclosures for all NEOs are set forth below.

2018 Summary Compensation Table

The following 2018 Summary Compensation Table and accompanying notes set forth information concerning compensation earned by each of the Corporation’s NEOs for the fiscal year ended December 31, 2018, and, to the extent required under applicable SEC disclosure rules, the fiscal years ended December 31, 2017 and 2016.

Name & Principal Position	Year	Salary ($)(1)	Bonus ($)		Stock Awards ($)(2)		Option Awards ($)(3)		Non-Equity Incentive Plan Compensation ($)(4)		All Other Compensation ($)(5)	Total ($)

Stephen P. Joyce	2018	1,000,000	—		—		—		1,295,200		275,503	2,570,703
Chief Executive Officer	2017	284,615	750,000	(8)	4,826,500	(9)	1,076,000		—	(10)	76,328	7,013,443

Thomas H. Song (11) Chief Financial Officer	2018	286,538	200,000	(12)	1,198,010	(13)	204,042		568,900		225,893	2,683,383

Darren M. Rebelez	2018	619,436	—		1,763,425	(14)	537,061	(15)	793,034		70,680	3,783,636
President, IHOP Business Unit	2017	601,394	—		280,502		289,004		243,755		34,161	1,448,816
	2016	584,736	—		272,336		280,512		256,110		32,396	1,426,090

John C. Cywinski	2018	589,596	—		2,319,309	(16)	280,555		1,016,400		174,434	4,380,294
President, Applebee’s Business Unit	2017	457,788	150,000	(17)	1,764,053	(18)	272,003		271,688		631,758	3,547,290

Bryan R. Adel	2018	475,000	250,000	(19)	181,563		187,037		598,552		65,835	1,757,987
Senior Vice President, Legal, General	2017	445,461	—		148,542		153,001		256,757		36,463	1,040,224
Counsel and Secretary	2016	432,331	—		148,531		153,007		140,603		35,925	910,397

Greggory H. Kalvin (20)	2018	373,080	—		282,621	(21)	85,019	(22)	362,101		41,781	1,144,602
Former Interim Chief Financial Officer	2017	386,590	—		266,027		68,001		158,160		31,876	910,654
Senior Vice President, Corporate Controller	2016	301,130	—		74,265		76,503		87,921		39,393	579,212

(1)	Represents 26 bi-weekly pay periods during the fiscal years ended December 31, 2016, 2017 and 2018, respectively.

(2)

The amounts reported in this column for 2018 represent the aggregate grant date fair value related to the RSAs that were granted as part of the 2018 LTI award and the new hire, promotion, and special retention grants awarded to certain of the NEOs, each computed in accordance with FASB ASC Topic 718. The amounts in the “Stock Awards” column for prior years include the aggregate grant date fair value related to stock awards granted in each of the years shown, computed in accordance with FASB ASC Topic 718. See Note 14 to Consolidated Financial Statements in the Corporation’s annual report on Form 10-K for the year ended December 31, 2018, and Note 13 to the Consolidated Financial Statements in the Corporation’s annual reports on Form 10-K for the years ended 2017 and 2016 for information regarding assumptions underlying the valuation of equity awards granted in 2018, 2017 and 2016. The amounts reported for Mr. Rebelez’s and Mr. Cywinski’s 2018 performance- and time-based RSUs are calculated based on the probable achievement of the vesting conditions at the time of grant. Under FASB ASC Topic 718, the vesting conditions related to Mr. Rebelez’s and Mr. Cywinski’s 2018 performance- and time-based RSUs are considered a market condition and not a performance condition. Accordingly, there is no grant date fair value below or in excess of the amount reflected in the table above for Mr. Rebelez or Mr. Cywinski that could be calculated and disclosed based on achievement of the underlying market condition.

(3)

The amounts in the “Option Awards” column include the aggregate grant date fair value related to option awards granted in each of the years shown, computed in accordance with FASB ASC Topic 718. See Note 14 to Consolidated Financial Statements in the Corporation’s annual report on Form 10-K for the year ended December 31, 2018, and Note 13 to the Consolidated Financial Statements in the Corporation’s annual reports on Form 10-K for the years ended 2017 and 2016 for information regarding assumptions underlying the valuation of equity awards granted in 2018, 2017 and 2016. The amounts reported for Mr. Rebelez’s 2018 performance- and time-based NQSOs are calculated based on the probable achievement of the vesting conditions at the time of grant. Under FASB ASC Topic 718, the vesting conditions related to Mr. Rebelez’s 2018 performance- and time-based NQSOs are considered a market condition and not a performance condition. Accordingly, there is no grant date fair value below or in excess of the amount reflected in the table above for Mr. Rebelez that could be calculated and disclosed based on achievement of the underlying market condition.

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COMPENSATION TABLES

(4)

The amounts in the “Non-Equity Incentive Plan Compensation” column for 2018 include payouts under the 2018 Annual Incentive Plan and the cash LTIP for the 2016 – 2018 performance period. These payout amounts were based on the Corporation’s attainment of certain pre-determined performance targets.

Name	Annual Incentive Plan Award ($)	Cash LTIP Award ($)	Non-Equity Incentive Plan Compensation ($)

Stephen P. Joyce	1,295,200	N/A	1,295,200

Thomas H. Song	485,700	83,200	568,900

Darren M. Rebelez	566,522	226,512	793,034

John C. Cywinski	850,000	166,400	1,016,400

Bryan R. Adel	475,000	123,552	598,552

Greggory H. Kalvin	300,325	61,776	362,101

For additional information on the amounts earned for 2018, see the section entitled “Performance- and Stock-Based Compensation” in the Compensation Discussion and Analysis section of this proxy statement.

(5)	The amounts in “All Other Compensation” for 2018 include amounts paid or reimbursed for the following:

Name	Auto Allowance and Expenses ($)	401(k) Plan Contributions ($)	Relocation Expenses ($)		Housing and Commuting Expenses ($)	Life and Disability Insurance Premiums ($)	Annual Physical Exam ($)	Airline Club ($)	Accrued Vacation Payout ($)	Total ($)

Stephen P. Joyce	15,000	—	—		253,082	6,851	—	570	—	275,503

Thomas H. Song	8,654	—	212,034	(6)	—	2,305	2,900	—	—	225,893

Darren M. Rebelez	15,000	13,750			—	4,811	3,250	—	33,869	70,680

John C. Cywinski	15,000	2,278	136,781	(7)	—	6,851	—	—	13,524	174,434

Bryan R. Adel	15,000	13,750	—		—	6,851	2,900	—	27,334	65,835

Greggory H. Kalvin	15,000	13,750	—		—	6,851	—	—	6,180	41,781

Unless otherwise noted below, amounts for Mr. Joyce’s housing and commuting expenses and Mr. Song and Mr. Cywinski’s relocation expenses are based on amounts actually paid or reimbursed to the NEO or service provider, as applicable.

Accrued vacation payout amounts represent one-time payments made to NEOs for previously accrued but unused vacation resulting from the Corporation’s adoption of an unstructured vacation policy for certain senior-level employees, including the NEOs.

(6)

Mr. Song’s relocation benefits included $90,462 for relocation assistance in the form of expenses for temporary housing, house hunting, and moving and storage of household items and $98,542 related to assistance with the sale of Mr. Song’s residence. Mr. Song’s relocation benefits also include a tax gross-up payment in the amount of $23,030.

(7)

Mr. Cywinski’s relocation benefits included a lump sum allowance of $135,000 to assist with relocation and housing expenses for the period of September 1, 2018 through August 31, 2019. The remaining amount was related to reimbursement for other relocation expenses incurred in 2018. Mr. Cywinski’s relocation benefits also include a tax gross-up payment in the amount of $322 in connection with the above relocation benefits.

(8)	Represents Mr. Joyce’s sign-on bonus.

(9)	Includes sign-on performance- and time-based RSUs and time-based RSUs awarded to Mr. Joyce valued at $1,783,000 and $3,043,500, respectively.

(10)	Mr. Joyce was not a participant in the 2017 Annual Incentive Plan.

(11)	Mr. Song commenced service as our Chief Financial Officer on May 29, 2018.

(12)	Represents Mr. Song’s sign-on bonus which must be reimbursed to the Corporation if Mr. Song voluntarily leaves the Corporation within 12 months of his start date.

(13)	Includes sign-on RSAs awarded to Mr. Song valued at $1,000,002.

(14)	Includes a special retention grant of performance- and time-based RSUs valued at $920,995 and time-based RSAs valued at $561,864.

(15)	Includes a special retention grant of performance-and time-based NQSOs valued at $248,006.

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2019 PROXY STATEMENT
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(16)	Includes a special retention grant of performance- and time-based RSUs valued at $2,046,999.

(17)	Represents Mr. Cywinski’s sign-on bonus.

(18)	Includes the sign-on RSAs awarded to Mr. Cywinski valued at $1,500,040 in 2017.

(19)	Represents a special recognition bonus of $50,000 paid to Mr. Adel in November 2018 and a special recognition bonus of $200,000 paid to Mr. Adel in March 2019.

(20)

Mr. Kalvin served as the Interim Chief Financial Officer from March 15, 2017 to May 29, 2018. Mr. Kalvin’s base salary includes a $5,500 monthly stipend provided to Mr. Kalvin during his service as Interim Chief Financial Officer.

(21)

Includes a special recognition award of cash-settled RSUs awarded to Mr. Kalvin valued at $200,061 for Mr. Kalvin’s service as Interim Chief Financial Officer. All of these awards vested in full on February 27, 2019 in connection with Mr. Kalvin’s separation from the Corporation except for the special recognition cash-settled RSUs which were forfeited upon Mr. Kalvin’s separation.

(22)	These NQSOs vested in full on February 27, 2019 in connection with Mr. Kalvin’s separation from the Corporation.

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2019 PROXY STATEMENT
COMPENSATION TABLES

Grants of Plan-Based Awards in 2018

The following table provides information with respect to the plan-based awards granted by the Compensation Committee to the NEOs. Plan-based awards include annual incentive plan awards under the Corporation’s 2018 Annual Incentive Plan (“AIP”), RSAs, RSUs, NQSOs and cash LTIP awards under the 2016 Stock Incentive Plan. For additional information on the performance objectives and determination of threshold, target and maximum payouts for these awards, see the section entitled “Performance- and Stock-Based Compensation” in the Compensation Discussion and Analysis section of this proxy statement. For the actual amounts earned under the AIP awards, see the 2018 Summary Compensation Table in this proxy statement.

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Non-Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares or Stock Units (#)(2)	All Other Option Awards: Number of Securities Underlying Options (#)(3)	Exercise or Base Price of Option Awards ($/Share)	Grant Date Fair Value of Stock and Option Awards ($)(4)
Name / Type of Award	Grant Date	Approval Date	Threshold ($)	Target ($)	Maximum ($)	Threshold ($)	Target ($)	Maximum ($)
Stephen P. Joyce
AIP	—	2/13/2018	500,000	1,000,000	2,000,000	—	—	—	—	—	—	—

Thomas H. Song						—	—	—
AIP	—	4/25/2019	187,500	375,000	750,000	—	—	—	—	—	—	—
LTIP(5)	—	4/25/2019	50,000	100,000	200,000	—	—	—	—	—	—	—
LTIP(6)	—	4/25/2019	100,000	200,000	400,000	—	—	—	—	—	—	—
LTIP	—	4/25/2019	99,000	198,000	396,000	—	—	—	—	—	—	—
RSA	6/15/2018	4/25/2019	—	—	—	—	—	—	2,604	—	—	198,008
RSA(7)	6/15/2018	4/25/2019	—	—	—	—	—	—	13,151	—	—	1,000,002
NQSO	6/15/2018	4/25/2019	—	—	—	—	—	—	—	13,935	76.04	204,042
Darren M. Rebelez
AIP	—	2/13/2018	248,890	497,779	995,558	—	—	—	—	—	—	—
LTIP	—	2/13/2018	140,250	280,500	561,000	—	—	—	—	—	—	—
RSA	2/22/2018	2/13/2018	—	—	—	—	—	—	4,078	—	—	280,566
RSA	3/15/2018	2/13/2018	—	—	—	—	—	—	8,270	—	—	561,864
RSU(8)	3/15/2018	2/13/2018	—	—	—	6,839	26,670	26,670	—	—	—	920,995
NQSO	2/22/2018	2/13/2018	—	—	—				—	24,554	68.80	289,055
NQSO(9)	3/15/2018	2/13/2018	—	—	—	6,333	25,330	25,330	—	—	67.94	248,006
John C. Cywinski
AIP	—	2/13/2018	236,900	473,800	947,600	—	—	—	—	—	—	—
LTIP	—	2/13/2018	136,125	272,250	544,500	—	—	—	—	—	—	—
RSA	2/22/2018	2/13/2018	—	—	—	—	—	—	3,958	—	—	272,310
RSU(10)	12/6/2018	10/16/2018	—	—	—	5,715	28,575	28,575	—	—	—	2,046,999
NQSO	2/22/2018	2/13/2018	—	—	—	—	—	—	—	23,832	68.80	280,555
Bryan R. Adel
AIP	—	2/13/2018	166,250	332,500	665,000	—	—	—	—	—	—	—
LTIP	—	2/13/2018	90,750	181,500	363,000	—	—	—	—	—	—	—
RSA	2/22/2018	2/13/2018	—	—	—	—	—	—	2,639	—	—	181,563
NQSO	2/22/2018	2/13/2018	—	—	—	—	—	—	—	15,888	68.80	187,037
Greggory H. Kalvin
AIP(11)	—	2/13/2018	115,938	231,875	463,750	—	—	—	—	—	—	—
LTIP(12)	—	2/13/2018	41,250	82,500	165,000	—	—	—	—	—	—	—
RSA(13)	2/22/2018	2/13/2018	—	—	—	—	—	—	1,200	—	—	82,560
RSU(14)	6/15/2018	4/25/2018	—	—	—	—	—	—	2,631	—	—	200,061
NQSO(15)	2/22/2018	2/13/2018	—	—	—	—	—	—	—	7,222	68.80	85,019

(1)

Please see the section entitled “Performance- and Stock-Based Compensation” in the Compensation Discussion and Analysis section of this proxy statement for additional information regarding the AIP and cash LTIP.

(2)	Except where otherwise noted, RSAs reflected in this table cliff vest in full on the third anniversary of the date of grant.

(3)

Except where otherwise noted, NQSOs reflected in this table vest and become exercisable as to one-third of the shares subject to the NQSO on each of the first, second and third anniversaries of the date of grant.

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COMPENSATION TABLES

(4)

The amounts in this column represent the aggregate grant date fair value related to RSAs, RSUs and NQSO awards granted in 2018 computed in accordance with FASB ASC Topic 718. See Note 14 to Consolidated Financial Statements in the Corporation’s annual report on Form 10-K for the year ended December 31, 2018 for information regarding assumptions underlying the valuation of equity awards.

(5)	Represents participation in the 2016-2018 cash LTIP cycle.

(6)	Represents participation in the 2017-2019 cash LTIP cycle.

(7)

Represents sign-on RSAs awarded to Mr. Song in connection with the commencement of Mr. Song’s employment with the Corporation. These RSAs vest as to 20% on each of June 15, 2019, 2021 and 2022 and 40% on June 15, 2020.

(8)

Represents performance-and time-based RSUs which will vest on March 15, 2021 subject to Mr. Rebelez’s continued employment through such date and according to the attainment of certain stock price performance targets. Dividend equivalent rights accrue on the RSUs and vest proportionately with the RSUs to which they relate.

(9)

Represents performance- and time-based NQSOs which will vest on March 15, 2021 subject to Mr. Rebelez’s continued employment through such date and according to the attainment of certain stock price performance targets.

(10)

Represents performance-and time-based RSUs which will vest on March 1, 2022 subject to Mr. Cywinski’s continued employment through such date and according to the attainment of certain stock price performance targets. Dividend equivalent rights accrue on the RSUs and vest proportionately with the RSUs to which they relate.

(11)

Amounts under the AIP are pro-rated based on a target of 75% of base salary through May 2018 while Mr. Kalvin served as Interim Chief Financial Officer and a target of 60% of base salary for the remainder of the year.

(12)

Mr. Kalvin will be eligible to receive a payout based on actual performance during the performance period. Amounts due to Mr. Kalvin will be paid at the time such award would have been paid to Mr. Kalvin had he remained employed through the end of the performance period.

(13)	These RSAs vested in full on February 27, 2019 in connection with Mr. Kalvin’s separation from the Corporation on March 8, 2019.

(14)	Represents cash-settled RSUs which would have vested on June 15, 2021. These RSUs were forfeited in full in connection with Mr. Kalvin’s separation from the Corporation on March 8, 2019.

(15)	These NQSOs vested in full on February 27, 2019 in connection with Mr. Kalvin’s separation from the Corporation on March 8, 2019.

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COMPENSATION TABLES

Outstanding Equity Awards at 2018 Fiscal Year-End

The following table provides summary information regarding the outstanding equity awards for the Corporation’s NEOs at December 31, 2018.

	Option Awards						Stock Awards

	Number of Securities Underlying Unexercised Options		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
Name	Exercisable (#)	Unexercisable (#)
Stephen P. Joyce	—	315,000(2)	—		40.58	9/12/2027	80,011	(4)	5,387,942	—		—
	—	—	35,000	(3)	40.58	9/12/2027	168,023	(5)	11,314,678	18,669	(8)	1,257,186
							1,343	(6)	90,443
							2,180	(7)	146,792
Thomas H. Song	—	13,935(9)	—		76.04	6/15/2028	2,604	(10)	175,353	—		—
	—		—		—	—	13,151	(11)	885,588	—		—

Darren M. Rebelez	16,303	—	—		95.81	5/15/2025	6,002	(17)	404,175	—		—
	13,802	6,900(12)	—		90.90	2/26/2026	2,996	(18)	201,751	—		—
	22,300	44,599(13)	—		53.49	3/3/2027	5,244	(19)	353,131	—		—
	—	24,554(14)	—		68.80	2/22/2028	4,078	(20)	274,613	—		—
	—	22,797(15)	—		67.94	3/15/2028	8,270	(21)	556,902	—		—
	—	—	2,533	(16)	67.94	3/15/2028	24,620	(22)	1,657,899
	—	—	—		—	—	—		—	2,736	(23)	184,211
John C. Cywinski	19,625	39,250(24)	—		54.82	3/15/2027	4,816	(26)	324,309	—		—
	—	23,832(25)	—		68.80	2/22/2028	20,523	(27)	1,382,019	—		—
	—	—	—		—	—	3,958	(28)	266,532	—		—
	—	—	—		—	—	—		—	28,575	(29)	1,924,241
Bryan R. Adel	6,990	—	—		52.37	2/28/2022	1,634	(33)	110,034	—		—
	4,723	—	—		72.28	2/26/2023	2,777	(34)	187,003	—		—
	6,607	—	—		81.57	2/25/2024	2,639	(35)	177,710	—		—
	5,210	—	—		113.72	2/24/2025	—		—	—		—
	7,528	3,764(30)	—		90.90	2/26/2026	—		—	—		—
	11,806	23,611(31)	—		53.49	3/3/2027	—		—	—		—
		15,888(32)	—		68.80	2/22/2028	—		—	—		—
Greggory H. Kalvin	839	—	—		81.57	2/25/2024	817	(39)	55,017	—		—
	2,895	—	—		113.72	2/24/2025	1,234	(40)	83,098	—		—
	3,764	1,882(36)	—		90.90	2/26/2026	3,654	(41)	246,060	—		—
	5,247	10,494(37)	—		53.49	3/3/2027	1,200	(42)	80,808	—		—
	—	7,222(38)	—		68.80	2/22/2028	2,675	(43)	180,141	—		—

(1)	Per share value of stock awards is $67.34 based on the closing price of the Common Stock on the NYSE on December 31, 2018.

(2)

These NQSOs will become exercisable on February 1, 2021 subject to Mr. Joyce’s continued employment with the Corporation through such date. See Compensation Discussion Related to the Chief Executive Officer in this proxy statement for additional information regarding Mr. Joyce’s performance-contingent NQSOs.

(3)

These NQSOs will become exercisable on February 1, 2021 subject to Mr. Joyce’s continued employment with the Corporation through such date and in an amount to be determined based upon the achievement of certain stock price performance targets.

(4)	These RSUs will vest on February 1, 2021 subject to Mr. Joyce’s continued employment with the Corporation through such date.

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2019 PROXY STATEMENT
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(5)

These RSUs will vest in full on February 1, 2021 subject to Mr. Joyce’s continued employment with the Corporation through such date. See Compensation Discussion Related to the Chief Executive Officer in this proxy statement for additional information regarding Mr. Joyce’s performance-contingent RSUs.

(6)	Represents RSUs granted to Mr. Joyce on February 26, 2016 in connection with Mr. Joyce’s service as a member of the Board of Directors. These RSUs vested in full on February 26, 2019.

(7)	Represents RSUs granted to Mr. Joyce on March 3, 2017 in connection with Mr. Joyce’s service as a member of the Board of Directors. These RSUs will vest in full on March 3, 2020.

(8)

These RSUs will vest in full on February 1, 2021 subject to Mr. Joyce’s continued employment with the Corporation through such date and in an amount to be determined based upon the achievement of certain stock price performance targets.

(9)	These NQSOs become exercisable as to one-third on each of June 15, 2019, 2020 and 2021.

(10)	These RSAs will vest in full on June 15, 2021.

(11)	These RSAs will vest as to 20% on each of June 15, 2019, 2021 and 2022 and 40% on June 15, 2020.

(12)	These RSAs vested in full on February 26, 2019.

(13)	These NQSOs became exercisable as to one-half on March 3, 2019 and will become exercisable as to one-half on March 3, 2020.

(14)	These NQSOs became exercisable as to one-third on February 22, 2019 and will become exercisable as to one-third on each of February 22, 2020 and 2021.

(15)

These NQSOs will vest in full on March 15, 2021 subject to Mr. Rebelez’s continued employment with the Corporation through such date. See Annual Long-Term Incentive or LTI Awards in this proxy statement for additional information regarding Mr. Rebelez’s performance-contingent NQSOs.

(16)

These NQSOs will become exercisable on March 15, 2021 subject to Mr. Rebelez’s continued employment with the Corporation through such date and in an amount to be determined based upon the achievement of certain stock price performance targets.

(17)	These RSAs will vest in full on May 15, 2019.

(18)	These RSAs vested in full on February 26, 2019.

(19)	These RSAs will vest in full on March 3, 2020.

(20)	These RSAs will vest in full on February 22, 2021.

(21)	These RSUs will vest in full on March 15, 2021 subject to Mr. Rebelez’s continued employment with the Corporation through such date.

(22)

These RSUs will vest on March 15, 2021 subject to Mr. Rebelez’s continued employment with the Corporation through such date. See Annual Long-Term Incentive or LTI Awards in this proxy statement for additional information regarding Mr. Rebelez’s performance-contingent RSUs.

(23)

These RSUs will vest on March 15, 2021 subject to Mr. Rebelez’s continued employment with the Corporation through such date and in an amount to be determined based on the achievement of certain stock price performance targets.

(24)	These NQSOs will become exercisable as to one-half on each of March 15, 2019 and 2020.

(25)	These NQSOs became exercisable as to one-third on February 22, 2019 and will become exercisable as to one-third on each of February 22, 2020 and 2021.

(26)	These RSAs will vest in full on March 15, 2020.

(27)	These RSAs will vest as to one-third on each of March 15, 2019, 2020 and 2021.

(28)	These RSAs will vest in full on February 22, 2021.

(29)

These RSUs will vest on March 1, 2022 subject to Mr. Cywinski’s continued employment with the Corporation through such date and in an amount to be determined based upon the achievement of certain stock price performance targets.

(30)	These NQSOs became exercisable on February 26, 2019.

(31)	These NQSOs became exercisable as to one-half on March 3, 2019 and will become exercisable as to one-half on March 3, 2020.

(32)	These NQSOs became exercisable as to one-third on February 22, 2019 and will become exercisable as to one-third on each of February 22, 2020 and 2021.

(33)	These RSAs vested in full on February 26, 2019.

(34)	These RSAs will vest in full on March 3, 2020.

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(35)	These RSAs will vest in full on February 22, 2021.

(36)	These NQSOs became exercisable on February 26, 2019.

(37)	These NQSOs became exercisable as to one-half on March 3, 2019 and the remainder became exercisable on February 27, 2019 in connection with Mr. Kalvin’s separation from the Corporation.

(38)	These NQSOs became exercisable as to one-third on February 22, 2019 and the remainder became exercisable on February 27, 2019 in connection with Mr. Kalvin’s separation from the Corporation.

(39)	These RSAs vested in full on February 26, 2019.

(40)	These RSAs would have vested on March 3, 2020 and vested in full on February 27, 2019 in connection with Mr. Kalvin’s separation from the Corporation.

(41)	These RSAs would have vested on April 17, 2020 and vested in full on February 27, 2019 in connection with Mr. Kalvin’s separation from the Corporation.

(42)	These RSAs would have vested on February 22, 2021 and vested in full on February 27, 2019 in connection with Mr. Kalvin’s separation from the Corporation.

(43)	These cash-settled RSUs would have vested on June 15, 2021 and were forfeited in full in connection with Mr. Kalvin’s separation from the Corporation.

2018 Option Exercises and Stock Vested

The following table provides information on stock option exercises and vesting of stock awards by the NEOs during the fiscal year ended December 31, 2018.

	Option Awards			Stock Awards

Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)		Number of Shares Acquired on Vesting (#)(2)	Value Realized on Vesting ($)(3)

Stephen P. Joyce.	—	—		1,086	74,923(4)

Thomas H. Song	—	—		—	—

Darren M. Rebelez	—	—		9,101	641,985(5)

John C. Cywinski	—	—		6,840	464,710(6)

Bryan R. Adel	10,488	338,657	(7)	1,306	90,101(8)

Greggory H. Kalvin	—	—		726	50,087(9)

(1)	Represents the difference between the market value of the stock on the exercise date and the exercise price times the number of NQSOs exercised.

(2)	Represents the lapsing of restrictions on and the release of RSAs and RSUs granted to the NEO.

(3)	Represents the product of the number of shares vested and the closing price of the Corporation’s Common Stock on the NYSE on the vesting date.

(4)	Value realized is based on a closing price of $68.99 per share on the February 23, 2018 vesting date.

(5)	Value realized is based on a closing price of $70.54 per share on the May 15, 2018 vesting date.

(6)	Value realized is based on a closing price of $67.94 per share on the March 15, 2018 vesting date.

(7)	NQSO value realized is based on a sell price of $89.50 minus the exercise price of $57.21 on the exercise date of September 6, 2018.

(8)	Value realized is based on a closing price of $68.99 per share on the February 23, 2018 vesting date.

(9)	Value realized is based on a closing price of $68.99 per share on the February 23, 2018 vesting date.

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2019 PROXY STATEMENT
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2018 Nonqualified Deferred Compensation

Pursuant to the Deferred Compensation Plan, certain highly compensated employees can elect to defer up to 80% of their base salary, 100% of annual cash incentive and 100% of long-term incentive plan distributions instead of receiving these amounts as payments taxable in the year of receipt.

Under the Deferred Compensation Plan, participants may designate select investment options approved by the Compensation Committee administering the Deferred Compensation Plan in which the deferred compensation payments are deemed to be invested. These investment options are not publicly traded and are only available through variable insurance products. Participants have no ownership interest in the investment options they select, as the investment options are used principally to measure gains or losses. Amounts are credited or debited to participant’s account balance in accordance with deferral elections made by the participant. There is no guaranteed investment return on any deferred payment amounts.

The unfunded, nonqualified plan structure of the Deferred Compensation Plan is required in order to preserve the beneficial tax deferral treatment for the participants. Amounts in a participant’s deferral account represent unsecured claims against the Corporation’s assets. Deferred amounts together with any credited investment returns are paid out to participants in accordance with their advance written election either in a lump sum or annual installment payments commencing on the applicable benefit distribution date selected by the participant. No NEOs participated in the Deferred Compensation Plan during 2018 or had account balances as of December 31, 2018.

Employment Agreements and Equity Awards

The employment agreements for Mr. Joyce, Mr. Song, Mr. Rebelez and Mr. Cywinski and the employment offer letters and Amended and Restated Executive Severance and Change in Control Policy for Mr. Adel, and Mr. Kalvin prior to his separation from the Corporation, provide for severance benefits in the event of termination by the Corporation without “cause,” termination by the executive for “good reason” either prior to or following a “change in control,” termination upon a change in control only, termination due to death and termination due to disability.

The award agreements under our 2016 Stock Incentive Plan provide for certain treatment of unvested equity awards upon a recipient’s termination of employment. Our RSA and RSU agreements generally provide for the forfeiture of the entire RSA or RSU award if the recipient does not remain continuously employed through the vesting period, except in the case of (i) disability or death, in which case the recipient shall fully vest in the RSAs or RSUs, or (ii) upon a change in control, in which case the recipient shall fully vest in the RSAs or RSUs subject to certain conditions including a qualifying termination. Our NQSO agreement generally provides that NQSOs may not be exercised after a recipient ceases to be employed or engaged by the Corporation except in the case of (i) death or disability, in which case, the recipient shall fully vest in the NQSOs and shall have 12 months from the date of termination to exercise such NQSOs; (ii) retirement, in which case, the recipient shall fully vest in the NQSOs and shall have five years from the date of retirement to exercise such NQSOs; and (iii) a qualifying termination upon a change in control, in which case, the recipient is eligible to receive, subject to certain conditions, the payment of a lump sum amount in cash equal to the product of the excess of the fair market value of the option over the option exercise price and the number of unexercised option shares.

Employment Agreement with Stephen P. Joyce

The employment agreement between the Corporation and Mr. Joyce provides that, in the event of termination by the Corporation without “cause” or by Mr. Joyce for “good reason” prior to a “change in control,” upon executing a release of claims in favor of the Corporation, Mr. Joyce will be entitled to the following benefits:

•	any accrued base salary through the date of termination;

•

a lump sum payment equal to two times the sum of his annual base salary, plus the greater of (i) the average of his actual bonus attributable to the prior one, two or three years, depending on Mr. Joyce’s length of service and (ii) Mr. Joyce’s target bonus for the then current fiscal year;

•	the annual bonus payout for Mr. Joyce for the year of termination based on actual performance, prorated for the length of service during such year;

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•	continued insurance coverage for a maximum of 18 months; and

•	up to $10,000 in outplacement assistance.

In addition, in the event that such termination is on or prior to September 12, 2019, Mr. Joyce will be entitled to:

•	pro-rata vesting based on length of service of all time-based RSUs granted to Mr. Joyce under his employment agreement; and

•

pro-rata vesting based on length of service of all performance- and time-based RSUs and performance- and time-based options granted under his employment agreement as to the portion of such equity awards for which performance criteria have been satisfied as of the date of termination pursuant to the terms of Mr. Joyce’s employment agreement.

In the event such termination is after September 12, 2019, then Mr. Joyce will be entitled to:

•	full vesting of all time-based RSUs granted to Mr. Joyce under his employment agreement; and

•

vesting of performance-based RSUs and performance-based options granted under his employment agreement as to the portion of such equity awards for which performance criteria have been satisfied as if Mr. Joyce remained employed through the end of the term of his employment agreement.

The employment agreement with Mr. Joyce also provides that, in the event of termination by the Corporation without “cause” or by Mr. Joyce for “good reason” within 24 months following a “change in control,” upon executing a release of claims in favor of the Corporation, Mr. Joyce will be entitled to the following benefits:

•

a lump sum payment equal to three times the sum of his base salary, plus the greater of (i) the average of his actual bonus attributable to the prior one, two or three years depending on Mr. Joyce’s length of service and (ii) Mr. Joyce’s target bonus for the then current fiscal year;

•	continued insurance coverage for a maximum of 18 months; and

•	full vesting of all time-based RSUs, performance- and time-based RSUs and performance- and time-based options granted to Mr. Joyce under his employment agreement.

Employment Agreement with Thomas H. Song

The employment agreement between the Corporation and Mr. Song provides that, in the event of termination by the Corporation without “cause” or by Mr. Song for “good reason” prior to a “change in control,” upon executing a release of claims in favor of the Corporation, Mr. Song will be entitled to the following benefits:

•	any accrued base salary through the date of termination;

•	a lump sum payment equal to the sum of his annual base salary, plus the average of his actual bonus attributable to the prior one, two or three years, depending on Mr. Song’s length of service;

•	continued insurance coverage for a maximum of 12 months;

•

with respect to equity awards granted to Mr. Song in connection with the commencement of Mr. Song’s employment, full vesting of any unvested time- or service-based stock options, SARs, and other equity-based awards;

•

with respect to all other annual equity awards granted to Mr. Song, full vesting of any unvested time- or service-based stock options, SARs, and other equity-based awards that would have vested during the 12-month period following the date of his termination;

•	with respect to Mr. Song’s participation in the 2017 – 2019 Cash LTIP and the 2016 – 2018 Cash LTIP, full vesting, with no pro-ration, based on actual performance during such performance periods;

•

pro rata vesting of any unvested equity-based or long-term cash-based awards subject to performance-based vesting conditions, other than as set forth above, that would have vested at the end of the performance period, based on actual performance during such performance period;

•	the right to exercise any vested stock options or SARs for up to 24 months; and

•	up to $10,000 in outplacement assistance.

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The employment agreement with Mr. Song also provides that, in the event of termination by the Corporation without “cause” or by Mr. Song for “good reason” within 3 months prior to 24 months following a “change in control,” upon executing a release of claims in favor of the Corporation, Mr. Song will be entitled to the following benefits:

•	a lump sum payment equal to two times the sum of his base salary, plus the average of his actual bonus attributable to the prior one, two or three years depending on Mr. Song’s length of service;

•	a lump sum payment equal to his prorated bonus for the year of termination based on actual performance through the date of termination;

•	continued insurance coverage for a maximum of 24 months;

•	full vesting of any unvested stock options, SARs, and other equity-based awards;

•	full vesting of any unvested equity-based or long-term cash-based awards subject to performance-based vesting conditions, based on actual performance; and

•	the right to exercise any vested stock options or SARs for up to 24 months.

Employment Agreement with Darren M. Rebelez

The employment agreement between the Corporation and Mr. Rebelez provides that, in the event of termination by the Corporation without “cause” or by Mr. Rebelez for “good reason” prior to a “change in control,” upon executing a release of claims in favor of the Corporation, Mr. Rebelez will be entitled to the following benefits:

•	any accrued base salary through the date of termination;

•	a lump sum payment equal to the sum of his annual base salary, plus the average of his actual bonus attributable to the prior one, two or three years, depending on Mr. Rebelez’s length of service;

•

continued insurance coverage for a maximum of 12 months; full vesting of any unvested time- or service-based stock options, SARs, and other equity-based awards that would have vested during the 12-month period following the date of his termination so long as such awards are not considered by the Corporation to be granted in connection with the commencement of Mr. Rebelez’s employment;

•

full vesting of any unvested time- or service-based stock options, SARs, and other equity-based awards that would have vested during the 12-month period following the date of his termination for awards that are considered by the Corporation to be granted in connection with the commencement of Mr. Rebelez’s employment so long as termination occurs following the second anniversary of Mr. Rebelez’s start date;

•

pro rata vesting of any unvested equity-based or long-term cash-based awards subject to performance-based vesting conditions that would have vested at the end of the performance period, based on actual performance during such performance period;

•	the right to exercise any vested stock options or SARs for up to 24 months; and

•	up to $10,000 in outplacement assistance.

The employment agreement with Mr. Rebelez also provides that, in the event of termination by the Corporation without “cause” or by Mr. Rebelez for “good reason” within 3 months prior to or 24 months following a “change in control,” upon executing a release of claims in favor of the Corporation, Mr. Rebelez will be entitled to the following benefits:

•	a lump sum payment equal to two times the sum of his base salary, plus the average of his actual bonus attributable to the prior one, two or three years depending on Mr. Rebelez’s length of service;

•	a lump sum payment equal to his prorated bonus for the year of termination based on actual performance through the date of termination;

•	continued insurance coverage for a maximum of 24 months;

•	full vesting of any unvested stock options, SARs, and other equity-based awards;

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•	full vesting of any unvested equity-based or long-term cash-based awards subject to performance-based vesting conditions, based on actual performance; and

•	the right to exercise any vested stock options or SARs for up to 24 months.

Employment Agreement with John C. Cywinski

The employment agreement between the Corporation and Mr. Cywinski provides that, in the event of termination by the Corporation without “cause” or by Mr. Cywinski for “good reason” prior to a “change in control,” upon executing a release of claims in favor of the Corporation, Mr. Cywinski will be entitled to the following benefits:

•	any accrued base salary through the date of termination;

•	a lump sum payment equal to the sum of his annual base salary, plus the average of his actual bonus attributable to the prior one, two or three years, depending on Mr. Cywinski’s length of service;

•	continued insurance coverage for a maximum of 12 months;

•	full vesting of any unvested time- or service-based stock options, SARs, and other equity-based awards that would have vested during the 12-month period following the date of his termination;

•

pro rata vesting of any unvested equity-based or long-term cash-based awards subject to performance-based vesting conditions that would have vested at the end of the performance period, based on actual performance during such performance period;

•	the right to exercise any vested stock options or SARs for up to 24 months; and

•	up to $10,000 in outplacement assistance.

The employment agreement with Mr. Cywinski also provides that, in the event of termination by the Corporation without “cause” or by Mr. Cywinski for “good reason” within 24 months following a “change in control,” upon executing a release of claims in favor of the Corporation, Mr. Cywinski will be entitled to the following benefits:

•	a lump sum payment equal to two times the sum of his base salary, plus the average of his actual bonus attributable to the prior one, two or three years depending on Mr. Cywinski’s length of service;

•	a lump sum payment equal to his prorated bonus for the year of termination based on actual performance through the date of termination;

•	continued insurance coverage for a maximum of 24 months;

•	full vesting of any unvested stock options, SARs, and other equity-based awards;

•	full vesting of any unvested equity-based or long-term cash-based awards subject to performance-based vesting conditions, based on actual performance; and

•	the right to exercise any vested stock options or SARs for up to 24 months.

Amended and Restated Executive Severance and Change in Control Policy

Pursuant to the terms of the employment offer letter for Mr. Adel and the Amended and Restated Executive Severance and Change in Control Policy, if the executive’s employment is involuntarily terminated by the Corporation without “cause” prior to a “change in control,” upon executing a release of claims in favor of the Corporation, the executive will be entitled to the following benefits:

•	an amount equal to 12 months’ base salary, plus pro rata bonus; and

•	up to $5,000 in outplacement assistance.

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The Amended and Restated Executive Severance and Change in Control Policy also provides that in the event the executive’s employment is involuntarily terminated by the Corporation without “cause” within 24 months following a “change in control” or the executive’s employment is voluntarily terminated for “good reason” within 24 months following a “change in control,” upon executing a release of claims in favor of the Corporation, the executive will be entitled to the following benefits:

•

an amount equal to 24 months’ base salary, plus the greater of (i) the target bonus for the year in which the termination occurs and (ii) the average of the executive’s actual bonus attributable to the prior three years;

•

full vesting of any unvested stock options, restricted stock, other unvested equity awards or grants, and unvested long-term cash-based awards subject to performance-based vesting conditions, based on actual performance;

•	up to $5,000 in outplacement assistance; and

•	continued insurance coverage for a maximum of 24 months.

Mr. Kalvin was subject to the same terms as Mr. Adel pursuant to the terms of the employment offer letter with Mr. Kalvin and the Amended and Restated Executive Severance and Change in Control Policy. See Compensation Decisions Related to Management Transitions above for more information on Mr. Kalvin’s separation package.

Section 280G of the Code

The employment agreements for Mr. Joyce, Mr. Song, Mr. Rebelez and Mr. Cywinski as well as the Amended and Restated Executive Severance and Change in Control Policy applicable to Mr. Adel provide that if any payment or benefit received by the executive would not be deductible by reason of Section 280G of the Code, then the payment or benefits will be reduced until no portion of such payment or benefits is not deductible by reason of Section 280G of the Code, provided, that no such reduction will be made unless the net after-tax benefit received by the executive after such reduction would exceed the net after-tax benefit received by the executive if no such reduction was made.

Potential Payments Upon Termination or Change in Control

The information below describes and estimates certain compensation that would become payable under existing plans and arrangements assuming the continuing NEO’s employment had terminated or a “change in control” had occurred on December 31, 2018, based on the Corporation’s closing stock price on December 31, 2018. These benefits are in addition to benefits available generally to salaried employees.

Due to the number of factors that affect the nature and amount of any benefits provided upon the events discussed below, any actual amounts paid or distributed may be different. Factors that could affect these amounts include the timing during the year of any such event and the Corporation’s stock price.

There can be no assurance that a termination or “change in control” would produce the same or similar results as those described if occurring on another date or at another price, or if any assumption used to prepare this information is not correct in fact. Please see “Employment Agreements and Change in Control Provisions” in the Compensation Discussion and Analysis section of this proxy statement for additional information.

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COMPENSATION TABLES

The following table presents payments for involuntary termination by the Corporation for reasons other than “cause” or, in the case of Mr. Joyce, Mr. Song, Mr. Rebelez and Mr. Cywinski, voluntary termination by the participant for “good reason” prior to a “change in control.”

Payments	Joyce	Song	Rebelez	Cywinski	Adel	Kalvin

Cash Severance	$4,000,000	$500,000	$1,009,325	$863,938	$475,000	$350,000

Pro-Rata Bonus Payment	$1,295,200	—	—	—	$500,047	$300,325

Time-Vested NQSO Spread Value	—	—	$308,855	$245,705	—	—

Time-Vested RSA and RSU Value	$3,501,057	$885,588	$605,925	$460,673	—	—

Cash LTIP Value	—	$423,200	$607,992	$530,940	—	—

Performance- and Time-Vested NQSO Spread Value	$5,477,380	—	—	—	—	—

Performance- and Time-Vested RSU Value	$7,352,219	—	$1,657,899	—	—	—

Welfare Benefit Value	$35,478	$12,204	$20,124	$23,532	—	—

Outplacement	$10,000	$10,000	$10,000	$10,000	$5,000	$5,000

Aggregate Payments	$21,671,334	$1,830,992	$4,220,120	$2,134,788	$980,047	$655,325

The following table presents payments for involuntary termination by the Corporation for reasons other than “cause” or, in the case of Mr. Joyce, Mr. Song, Mr. Rebelez and Mr. Cywinski, voluntary termination by the participant for “good reason” following a “change in control” (“CIC”).

Payments	Joyce	Song	Rebelez	Cywinski	Adel	Kalvin

Cash Severance	$6,000,000	$1,750,000	$2,018,649	$1,727,875	$1,282,500	$910,000

Pro-Rata Bonus Payment	$1,295,200	$485,700	$566,522	$850,000	$475,000	$300,325

Time-Vested NQSO Spread Value due to CIC	—	—	$617,696	$491,410	$327,012	$145,342

Time-Vested RSA and RSU Value due to CIC	$5,625,177	$1,060,942	$1,790,571	$1,972,860	$474,747	$645,124

Cash LTIP Value due to CIC	—	$687,200	$1,079,232	$985,460	$640,992	$295,416

Performance- and Time-Vested NQSO Spread value due to CIC	$9,366,000	—	—	—	—	—

Performance-and Time-Vested RSU Value due to CIC	$12,571,865	—	$1,842,110	$1,924,241	—	—

Welfare Benefit Value	$35,478	$24,408	$40,248	$47,064	$48,000	$47,064

Outplacement	$10,000	$10,000	$10,000	$10,000	$5,000	$5,000

Aggregate Payments	$34,903,720	$4,018,250	$7,965,028	$8,008,910	$3,253,251	$2,348,271

The following table presents payments upon a “change in control” only and no termination of employment.

Payments	Joyce	Song	Rebelez	Cywinski	Adel	Kalvin

Time-Vested NQSO Spread Value due to CIC	—	—	$617,696	$491,410	$327,012	$145,342

Time-Vested RSA and RSU Value due to CIC	$5,625,177	$1,060,942	$1,790,571	$1,972,860	$474,747	$645,124

Cash LTIP Value due to CIC	—	$687,200	$1,079,232	$985,460	$640,992	$295,416

Performance-and Time-Vested NQSO Spread value due to CIC	—	—	—	—	—	—

Performance- and Time-Vested RSU Value due to CIC	—	—	—	—	—	—

Aggregate Payments	$5,625,177	$1,748,142	$3,487,499	$3,449,730	$1,442,751	$1,085,882

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The following table presents payments upon termination of employment due to disability or death.

Payments	Joyce	Song	Rebelez	Cywinski	Adel	Kalvin

Pro-Rata Bonus Payment	$1,295,200	$485,700	$566,522	$850,000	$475,000	$300,325

Time-Vested NQSO Spread Value due to Death or Disability	—	—	$617,696	$491,410	$327,012	$145,342

Time-Vested RSA and RSU Value due to Death or Disability	$5,625,177	$1,060,942	$1,790,571	$1,972,860	$474,747	$645,124

Cash LTIP Value due to Death or Disability	—	$353,867	$607,992	$530,940	$347,512	$162,536

Performance- and Time-Vested NQSO Spread value due to Death or Disability	$8,429,400	—	—	—	—	—

Performance- and Time-Vested RSU Value due to Death or Disability	$11,314,678	—	$1,657,899	—	—	—

Aggregate Payments	$26,664,455	$1,900,509	$5,240,680	$3,845,210	$1,624,271	$1,253,327

CEO Pay Ratio

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, we are providing the following disclosure about the relationship of the annual total compensation of our employees to the annual total compensation of Stephen P. Joyce, our CEO. Consistent with the Compensation Committee’s approach to our executive compensation program, we set compensation using a market-based approach. Accordingly, we strive to create a competitive global compensation program in terms of both the position and the geographic location in which the employee is located. As a result, our compensation program varies amongst each local market in order to allow us to provide a competitive compensation package.

Ratio

For 2018,

•	The median of the annual total compensation of all of our employees, other than Mr. Joyce, was $132,375.

•

Mr. Joyce’s annual total compensation was $2,589,262. The total used for purposes of the CEO pay ratio differs from the amount reported in the Total column of the 2018 Summary Compensation Table due to the inclusion of the company-paid portion of health insurance premiums, which are excluded for Summary Compensation Table purposes.

•	Based on this information, the ratio of the annual total compensation of Mr. Joyce to the median of the annual total compensation of all employees is estimated to be 20 to 1.

Identification of Median Employee

As permitted under the SEC executive compensation disclosure rules, we are electing to use the same median employee that we used for purposes of preparing our 2017 pay ratio disclosure. Since December 31, 2017 (the date used to select the 2017 median employee), there have been no changes in the Corporation’s employee population or employee compensation arrangements that we believe would significantly impact the pay ratio disclosure. As of the December 31, 2017 median employee identification date, we had 501 employees, with 487 employees based in the United States and 14 employees located outside of the United States. The pay ratio disclosure rules provide an exemption for companies to exclude non-U.S. employees from the median employee calculation if non-U.S. employees in a particular jurisdiction account for five percent or less of the Corporation’s total number of employees. The Corporation applied this de minimis exemption when identifying the median employee by excluding 14 employees in the UAE (4 employees), Mexico (8 employees), Canada (1 employee) and the Philippines (1 employee). In determining the median employee, 487 employees in the United States and no employees located outside of the United States were used for the de minimis calculation. In addition, as permitted under the SEC executive compensation disclosure rules, the Corporation excluded from the CEO 2018 pay ratio disclosure 2,765 employees hired in connection with the Corporation’s acquisition of 69 Applebee’s restaurants in December 2018 from a former franchisee.

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COMPENSATION TABLES

For purposes of identifying the 2017 median employee from our employee population base, we considered the annual total sum of salary and target bonus, as compiled from our human resources records. We selected these compensation measures as they represent the principal forms of compensation delivered to all of our employees and this information is readily available. In addition, we measured compensation for purposes of determining the median employee using the 12-month period ending December 31, 2017.

Using this methodology, we determined that our median employee was a full-time, salaried employee located in Glendale, California. In determining the annual total compensation of the median employee, such employee’s compensation was calculated in accordance with Item 402(c)(2)(x) of Regulation S-K, as required pursuant to the SEC executive compensation disclosure rules except that we elected to include the company-paid portion of health insurance premiums, which are normally excluded from the calculation of total compensation for purposes of the Summary Compensation Table.

Securities Authorized for Issuance Under Equity Compensation Plans

During 2018, the Corporation issued equity securities pursuant to the 2016 Stock Incentive Plan.

Equity Compensation Plan Information

The following table provides information as of December 31, 2018 about Common Stock that may be issued under the 2016 Stock Incentive Plan.

	(a)	(b)	(c)

Plan Category	Number of Securities to be Issued Upon Exercise of Options, Warrants and Rights (#)	Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights ($) /Share	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (#)

Equity Compensation Plans approved by security holders(1)	1,439,708	63.21	567,829

Equity Compensation Plans not approved by security holders	—	—	—

Total	1,439,708	63.21	567,829

(1)

As of March 8, 2019, the Corporation had 1,476,505 NQSOs outstanding (the Corporation has no other stock options outstanding), with a weighted average exercise price of $66.75 and a weighted average remaining term of 6.82 years, and 276,320 RSAs and 375,700 RSUs outstanding that were equity classified under all equity plans. As of March 8, 2019, the number of shares of Common Stock available for future grants under the 2016 Stock Incentive Plan (the Corporation’s only active stock incentive plan) was 194,215. If stockholders approve Proposal Five—Approval of the Dine Brands Global, Inc. 2019 Stock Incentive Plan, no further grants will be made under the 2016 Stock Incentive Plan.

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COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

As of December 31, 2018, the members of the Compensation Committee of the Board of Directors were Daniel J. Brestle (Chairman), Howard M. Berk, and Caroline W. Nahas. None of the Corporation’s executive officers or directors served on the board of directors of any entities whose directors or officers served on the Compensation Committee of the Board of Directors. No current or past executive officers or employees of the Corporation serve on the Compensation Committee and no Compensation Committee member had a relationship during 2018 that would require disclosure pursuant to Item 404 of Regulation S-K.

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EXECUTIVE OFFICERS OF THE CORPORATION

EXECUTIVE OFFICERS OF THE CORPORATION

General. The following table sets forth certain information with respect to each person who is currently an executive officer of the Corporation:

Name	Age	Position and Offices with the Corporation

Stephen P. Joyce	59	Chief Executive Officer

Thomas H. Song	47	Chief Financial Officer

Darren M. Rebelez	53	President, IHOP Business Unit

John C. Cywinski	56	President, Applebee’s Business Unit

Bryan R. Adel	56	Senior Vice President, Legal, General Counsel and Secretary

Executive officers of the Corporation are appointed by, and serve at the discretion of, the Board of Directors.

Biographical information for Mr. Joyce is provided in the section entitled “Proposal One: Election of Four Class I Directors – Continuing Directors.” Certain biographical information for the other executive officers is set forth below.

Mr. Song was appointed to the position of Chief Financial Officer in May 2018. Mr. Song served as Senior Vice President, Corporate Development and Innovation at Choice Hotels International, Inc. from September 2013 to May 2018. Previously, Mr. Song was Vice President, Corporate Development and Strategy for Hanover Insurance Group, Inc. from 2010 to August 2013.

Mr. Rebelez was appointed to the position of President, IHOP Business Unit in May 2015. Mr. Rebelez served as executive vice president and chief operating officer for 7-Eleven, Inc., a convenience store chain, from July 2007 to October 2014. Previously, Mr. Rebelez held executive level positions with ExxonMobil’s Fuels Marketing Company. Mr. Rebelez has served as a director of Torchmark Corporation since 2010.

Mr. Cywinski was appointed to the position of President, Applebee’s Business Unit in March 2017. Mr. Cywinksi served as Executive Vice President of Strategic Innovation and Marketing at Brinker International, Inc. from March 2016 to March 2017. Mr. Cywinski was previously with Yum! Brands, Inc. in several roles from August 2010 to April 2014, including as President, KFC Corporation U.S. from November 2011 to April 2014.

Mr. Adel was appointed to the position of Senior Vice President, Legal, General Counsel and Secretary of the Corporation in August 2010. Mr. Adel served as senior vice president, general counsel and corporate secretary for Viant Holdings, Inc., a provider of healthcare payment solutions, from 2007 to 2010. Mr. Adel also spent over ten years at McDonald’s Corporation in various legal and business roles. Mr. Adel served on the board of directors of Chipotle Mexican Grill, Inc. from 2001 to 2003.

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AUDIT-RELATED MATTERS

AUDIT-RELATED MATTERS

REPORT OF THE AUDIT AND FINANCE COMMITTEE

The Board of Directors has determined that:

•

each Audit and Finance Committee member is “independent” under the corporate governance listing standards of the NYSE and is or will become “financially literate,” as defined by the NYSE, within a reasonable period of time after appointment to the Audit and Finance Committee;

•	the Audit and Finance Committee satisfies the “financial management expertise” standard, as required by the NYSE; and

•	Douglas M. Pasquale, Chairman of the Audit and Finance Committee, is an “audit committee financial expert,” as defined by the SEC.

Management is responsible for the preparation of financial statements and the financial reporting process, including the system of internal controls over financial reporting. Ernst & Young LLP (“Ernst & Young”), the Corporation’s independent auditor, is responsible for performing an independent audit of the Corporation’s consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and for issuing a report thereon. The Audit and Finance Committee is responsible for assisting the Board of Directors in monitoring:

•	the integrity of the Corporation’s financial statements;

•	the Corporation’s compliance with legal and regulatory requirements;

•	the Corporation’s independent auditor’s qualifications and independence; and

•	the performance of the Corporation’s independent auditor and the Corporation’s internal audit function.

It is the Audit and Finance Committee’s policy to review and approve in advance all proposed audit and non-audit services to be provided by the Corporation’s independent auditor.

During 2018, the Audit and Finance Committee met ten times and held separate discussions with management, the Corporation’s internal auditors and Ernst & Young. The Audit and Finance Committee reviewed and discussed the Corporation’s interim financial information contained in each quarterly earnings announcement with the Corporation’s Chief Executive Officer, Chief Financial Officer, General Counsel, Corporate Controller and Ernst & Young prior to public release. The Audit and Finance Committee reviewed the Corporation’s quarterly financial statements with management and Ernst & Young.

Management has represented to the Audit and Finance Committee that the Corporation’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America. The Audit and Finance Committee reviewed and discussed with management and Ernst & Young the Corporation’s fiscal year ended December 31, 2018 annual consolidated financial statements. The Audit and Finance Committee has also discussed the following with Ernst & Young:

•

the matters required to be discussed under the applicable requirements of the Public Company Accounting Oversight Board (United States) and the SEC which include, among other items, matters related to the conduct of the audit of the Corporation’s annual consolidated financial statements;

•

the critical accounting policies and practices used in the preparation of the Corporation’s annual consolidated financial statements, alternative treatments of financial information within generally accepted accounting principles that Ernst & Young discussed with management, the ramifications of using such alternative treatments, and the treatment preferred by Ernst & Young; and

•	other written communications between Ernst & Young and management.

In addition, the Audit and Finance Committee has received and reviewed the written disclosures and the letter from Ernst & Young required by applicable requirements of the Public Company Accounting Oversight Board regarding Ernst & Young’s

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AUDIT-RELATED MATTERS

communications with the Audit and Finance Committee concerning independence, and has discussed with Ernst & Young the firm’s independence from the Corporation and management, including all relationships between Ernst & Young and the Corporation.

The Audit and Finance Committee has considered whether the provision of non-audit services by Ernst & Young in the fiscal year ended December 31, 2018 is compatible with maintaining the auditors’ independence and determined that the provision of non-audit services by Ernst & Young is compatible with maintaining the auditors’ independence. The Audit and Finance Committee discussed with the Corporation’s internal auditors, Ernst & Young and management the overall scope and plans for their respective audits. The Audit and Finance Committee met with the internal auditors and Ernst & Young, with and without management present, to discuss the results of their respective audits, the evaluations of the Corporation’s internal controls over financial reporting, and the overall quality of the Corporation’s financial reporting. The Audit and Finance Committee also discussed with Ernst & Young whether there were any audit problems or difficulties, and management’s response. In addition, the Audit and Finance Committee monitored the Corporation’s compliance activities relating to the Sarbanes-Oxley Act of 2002.

Based on the reviews and discussions described above, the Audit and Finance Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Corporation’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, for filing with the SEC.

The Audit and Finance Committee also selected Ernst & Young as the Corporation’s independent auditor for the fiscal year ending December 31, 2019. The Board of Directors is recommending that stockholders ratify this appointment at the Annual Meeting.

THIS REPORT IS SUBMITTED BY THE

AUDIT AND FINANCE COMMITTEE OF THE BOARD OF DIRECTORS

Douglas M. Pasquale (Chairman)

Howard M. Berk

Richard J. Dahl

Gilbert T. Ray

Independent Auditor Fees

The following table sets forth information concerning Ernst & Young’s fees for the fiscal years ended December 31, 2018 and 2017. All of the fees shown in the table were approved by the Audit and Finance Committee in conformity with its pre-approval process.

Type of Fee	2018	2017

Audit Fees	$1,674,724	$1,511,448

Audit-Related Fees	$0	$16,900

Tax Fees	$54,340	$195,283

All Other Fees	$2,000	$2,670

Total	$1,731,064	$1,726,301

Audit Fees comprise fees for professional services necessary to perform an audit or review in accordance with the standards of the Public Company Accounting Oversight Board, including services rendered for the audit of the Corporation’s annual financial statements (including services incurred in rendering an opinion under Section 404 of the Sarbanes-Oxley Act of 2002) and review of quarterly financial statements. Audit fees also include fees for services that are normally incurred in connection with statutory and regulatory filings or engagements, such as comfort letters, statutory audits, attest services, consents, and review of documents filed with the SEC.

Audit-Related Fees comprise fees for services that are reasonably related to the performance of the audit or review of the Corporation’s financial statements, including the support of business acquisition and divestiture activities, independent assessment of controls related to outsourcing services, and review of retirement and other benefit-related programs.

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2019 PROXY STATEMENT
AUDIT-RELATED MATTERS

Tax Fees comprise fees for tax compliance, tax planning, and tax advice, including the provision of such services in connection with business acquisition and divestiture activities.

All Other Fees consists of fees relating to other non-audit and non-tax services.

Pre-Approval of Audit and Permissible Non-Audit Services of the Independent Auditor

The Audit and Finance Committee reviews and, as appropriate, approves in advance the independent auditor’s annual engagement letter, including the proposed fees contained therein. The Audit and Finance Committee also reviews all audit and permitted non-audit engagements and relationships between the Corporation and its independent auditor, and approves in advance all of the fees related thereto. These services may include audit services, audit-related services, tax services, and other specifically designated non-audit services.

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2019 PROXY STATEMENT
MATTERS TO BE VOTED UPON AT THE ANNUAL MEETING

MATTERS TO BE VOTED UPON AT THE ANNUAL MEETING

PROPOSAL ONE: APPROVAL AND ADOPTION OF AMENDMENTS TO THE DINE BRANDS GLOBAL, INC. RESTATED CERTIFICATE OF INCORPORATION

Under our Restated Certificate of Incorporation, our Board of Directors is currently divided into three classes, with members of each class holding office for staggered three-year terms. We are asking stockholders to approve and adopt amendments to our Restated Certificate of Incorporation to provide for the annual election of directors and to revise related provisions of the Restated Certificate of Incorporation, as further described below (the “Amendments”).

The proposed Amendments provide for the annual election of directors for one-year terms, commencing upon the expiration of a director’s current term. If approved by stockholders, the Amendments would apply first to directors standing for election at this year’s Annual Meeting – our Class I directors. The declassification of the Board of Directors would then be phased in over a period of two years – Class I and Class II directors would be up for election at the 2020 annual meeting of stockholders and all directors would be up for election at the 2021 annual meeting of stockholders. The proposed amendments would not alter the existing terms of the Class II and Class III directors. Accordingly, directors who had previously been elected to three-year terms will be entitled to complete those terms, and thereafter they or their successors would be elected to one-year terms at each annual meeting of stockholders.

The Amendments also provide that directors elected by the Board of Directors to fill vacancies after this Annual Meeting would be appointed for a term expiring at the next annual meeting of stockholders following their appointment, even if their predecessors were serving for a longer term. In addition, Delaware law provides that directors serving on boards that are not classified may be removed with or without cause, whereas currently directors can be removed only for cause. Consistent with Delaware law, the Amendments would permit stockholders to remove directors serving in a class elected to one-year terms with or without cause. Directors in a class that are serving out the remainder of a three-year term would continue to be removable only for cause.

The description of the amendments set forth above is qualified in its entirety by reference to the text of the amendments, which are attached as Appendix A to these proxy materials. Additions to the certificate of incorporation are indicated by underlining, and deletions to the certificate of incorporation are indicated by strike-outs.

In making its decision to recommend stockholders approve and adopt the declassification of the Board of Directors, the Board of Directors considered the benefits of a classified board versus a declassified board as well as important feedback received from stockholders as part of the Corporation’s ongoing stockholder outreach efforts. While a classified board can promote continuity, enhance the stability of the Board of Directors and encourage a long-term perspective, the Board of Directors considered the possibility that a classified board structure may reduce the accountability of directors to stockholders. After careful deliberation on these and other considerations, the Board of Directors, upon the recommendation of the Nominating and Corporate Governance Committee, determined that moving to annual elections of directors is in the best interests of Corporation and our stockholders. The Board of Directors unanimously adopted resolutions setting forth the Amendments, declared the Amendments advisable and unanimously resolved to submit the Amendments to stockholders for consideration.

If our stockholders approve the amendments to our Restated Certificate of Incorporation, the amendments will become legally effective upon the filing of a Certificate of Amendment with the Delaware Secretary of State. We intend to make that filing as soon as practicable after Proposal One has been duly approved by stockholders at the Annual Meeting. If our stockholders do not approve the amendments, the Board of Directors will remain classified, with each class of directors serving for 3-year staggered terms.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL AND ADOPTION OF THE AMENDMENTS TO THE DINE BRANDS GLOBAL, INC. RESTATED CERTIFICATE OF INCORPORATION.

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2019 PROXY STATEMENT
MATTERS TO BE VOTED UPON AT THE ANNUAL MEETING

PROPOSAL TWO: ELECTION OF FOUR CLASS I DIRECTORS

Whether or not stockholders approve Proposal One to amend the Dine Brands Global, Inc. Restated Certificate of Incorporation, Class I directors will serve until the Annual Meeting. Class II directors will serve until the annual meeting in 2020 and Class III directors will serve until the annual meeting in 2021 (in each case until their respective successors are duly elected and qualified). At the Annual Meeting, depending on the outcome of the stockholder vote on Proposal One, the four Class I directors will be elected to serve either: (1) a term of three years if Proposal One – Approval and Adoption of Amendments to the Dine Brands Global, Inc. Restated Certificate of Incorporation does not pass or (2) a term of one year if Proposal One – Approval and Adoption of Amendments to the Dine Brands Global, Inc. Restated Certificate of Incorporation does pass, and, in either case, until their respective successors are duly elected and qualified.

Based on the recommendation of the Nominating and Corporate Governance Committee, the Board of Directors has designated the four nominees listed below for election as Class I directors of the Corporation to serve terms in accordance with the above description. The Board of Directors has also designated Richard J. Dahl to serve as the independent Chairman of the Board of Directors.

No stockholder recommended any candidates to stand for election to the Board of Directors at the Annual Meeting. Your proxy will be voted as specified thereon or, if no instructions are given, for the Board of Directors nominees; however, the persons designated to vote proxies reserve full discretion to vote the shares represented by the proxies for the election of any substitute nominee or nominees designated by the Board of Directors in the event the nominee who would otherwise receive the votes is unavailable or unable to serve as a candidate for election as a director. The Board of Directors has no reason to believe that any of the nominees, each of whom currently serves on the Board of Directors, will be unavailable or unable to serve if elected.

The Board of Directors believes that each of the director nominees and continuing directors is well qualified to serve on the Board of Directors, and each of the nominees brings his or her particular business, industry and financial experience and expertise to the Board of Directors. The Board of Directors believes that the backgrounds and qualifications of all of the directors, considered as a group, provide a complementary blend of experience, knowledge and abilities.

Director Nominees

The following paragraphs give the name and age of each director nominee, as well as each nominee’s business experience over the last five years or more. Immediately following the description of each nominee’s business experience is a description of the particular experience, skills and qualifications that were instrumental in the Nominating and Corporate Governance Committee’s determination that the nominee should serve as a director of the Corporation.

Class I Directors—Terms to Expire in 2019

Howard M. Berk (age 54). Mr. Berk has served on the Corporation’s Board of Directors since 2009. Since 2002, Mr. Berk has been a partner at MSD Capital, L.P., a private investment firm. From 1998 to 2002, Mr. Berk was managing director of TG Capital Corp., an investment group that manages the capital of a single family and acquires and invests in both public and private companies. From 1995 to 1998, Mr. Berk was with The Stenbeck Group, acquiring and managing businesses in multiple countries. Prior to that, he was with Goldman, Sachs & Co., where he worked in the principal investment area, as well as the mergers and acquisitions department. Mr. Berk’s qualifications to sit on the Corporation’s Board of Directors include his experience in dealing with public company boards of directors from a public investor perspective and his experience in finance and managing and investing private capital.

Daniel J. Brestle (age 73). Mr. Brestle has served on the Corporation’s Board of Directors since 2009. Mr. Brestle has served as a Senior Advisor to GF Capital Management & Advisors, LLC, a private equity and real estate investment company, since 2009. Previously, Mr. Brestle served as vice chairman and president of Estee Lauder Companies Inc. North America, a manufacturer and marketer of cosmetics products. Mr. Brestle held this position until he retired in 2009 after spending more than 30 years in leadership positions within the Estee Lauder organization and its family of brands. During his tenure, he held numerous positions including chief operating officer and group president of Estee Lauder’s high growth specialty brands. Prior to these positions, he was president of the Estee Lauder, Clinique and Prescriptives brands. Prior to Estee Lauder, Mr. Brestle held various positions of increasing responsibility in distribution, manufacturing and operations at Johnson & Johnson and served in the United States Air Force. Mr. Brestle served on the board of directors of Abercrombie & Fitch from 2005 to 2007. Mr. Brestle’s qualifications to sit on the Corporation’s Board of Directors include his experience in senior

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MATTERS TO BE VOTED UPON AT THE ANNUAL MEETING

management at a multi-national consumer products public company, including experience in operations, manufacturing, marketing and brand-building, and his experience on the boards of directors of public companies.

Caroline W. Nahas (age 70). Ms. Nahas has served on the Corporation’s Board of Directors since 1992. She has served as Vice Chair of Korn Ferry, an organizational and people advisory firm, since January 2015. From 1998 to 2015, she held the position of managing director, Southern California, or similar positions, at Korn/Ferry International. She also served as a member of the executive committee of Korn/Ferry International from 1995 until 1998. Ms. Nahas is the former chairman of the board of directors and currently serves on the executive committee of the United Way of Greater Los Angeles. Ms. Nahas is also vice chairman and an executive committee member of the UCLA Anderson School of Management-Board of Advisors. She previously served as a director of the Los Angeles Chamber of Commerce and Town Hall Los Angeles. Ms. Nahas’ qualifications to sit on the Corporation’s Board of Directors include her experience in a senior executive position with a professional services firm, her expertise in executive recruiting, human resources and compensation matters, and her experience on for-profit and not-for-profit boards of directors.

Gilbert T. Ray (age 74). Mr. Ray has served on the Corporation’s Board of Directors since 2004. He retired as a partner of the law firm of O’Melveny & Myers LLP in 2000. Mr. Ray practiced corporate law and has extensive experience with conventional corporate and tax-exempt transactions, as well as international finance. He served as counsel in connection with numerous securities offerings, acquisitions, dispositions and mergers. In addition, Mr. Ray has been a member of the board of directors of DiamondRock Hospitality Company since 2004. He formerly served on the board of directors of three other publicly-traded companies. Mr. Ray is also a trustee of the Seasons Series Trust, the SunAmerica Series Trust and The John Randolph Haynes and Dora Haynes Foundation. Mr. Ray’s qualifications to sit on the Corporation’s Board of Directors include his years of extensive experience in the legal industry as an advisor, his valuable insights with respect to compensation and corporate governance matters and his perspective in board deliberations drawing from lessons learned from his service on the boards of directors of public and private companies and non-profit organizations.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION

OF ALL OF THE DIRECTOR NOMINEES.

Continuing Directors

Class II Directors—Terms to Expire in 2020

Larry A. Kay (age 71). Mr. Kay has served on the Corporation’s Board of Directors since 1987, before the Corporation went public. Mr. Kay served as the Lead Director of the Board of Directors of the Corporation from 2006 to 2009. He served as Chairman of the Board of Directors of the Corporation from 2003 to 2006. From 1978 to 1993, Mr. Kay was employed by the Corporation in a variety of capacities, including general counsel and executive vice president, administration. Mr. Kay served as chief executive officer and managing member of BSG Technologies, LLC, a sound technology licensing company, from 2008 to 2016. Mr. Kay was a private consultant and investor from 1994 to 2008. Mr. Kay’s qualifications to sit on the Corporation’s Board of Directors include his prior experience as the Corporation’s Chairman of the Board of Directors and Lead Director, his experience as a consultant and private investor, his prior experience in senior management of the Corporation and his service on the boards of directors of private companies and non-profit organizations.

Douglas M. Pasquale (age 64). Mr. Pasquale has served on the Corporation’s Board of Directors since March 2013. He has served as chief executive officer of Capstone Enterprises Corporation, an investment and consulting firm, since January 2012. Mr. Pasquale served as Nationwide Health Properties’ chairman of the board of directors from 2009 to 2011, president and chief executive officer from 2004 to 2011 and executive vice president and chief operating officer from 2003 to 2004. Mr. Pasquale served as a director of Nationwide Health Properties from 2003 to 2011. He also served on the board of directors of Ventas, Inc. from 2011 to May 2017. Mr. Pasquale has served on the board of directors of Alexander & Baldwin, Inc. since 2005, Terreno Realty Corporation since 2010 and Sunstone Hotel Investors, Inc. since 2011. Mr. Pasquale’s qualifications to sit on the Corporation’s Board of Directors include his prior experience in senior executive positions at public and private companies, his experience in management, accounting, finance, mergers, acquisitions and strategic planning, and his service on the boards of directors of public and private companies.

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2019 PROXY STATEMENT
MATTERS TO BE VOTED UPON AT THE ANNUAL MEETING

Class III Directors—Terms to Expire in 2021

Richard J. Dahl (age 67). Mr. Dahl serves as the Corporation’s independent Chairman of the Board of Directors, a position he has held since September 2017. From March 2017 to September 2017, Mr. Dahl served as the Chairman of the Board of Directors and Interim Chief Executive Officer of the Corporation. He also served briefly as Interim President, Applebee’s Business Unit in March 2017 prior to Mr. Cywinski’s appointment to that role. He has served on the Corporation’s Board of Directors since 2004 and served as the Corporation’s Lead Director from January 2010 to March 2017. Mr. Dahl has served on the board of directors of the James Campbell Company LLC, a privately-held, nationally diversified real estate company, since 2010 and previously served as the president and chief executive officer of James Campbell Company LLC from August 2010 to December 2016 and the chairman of the board of directors from 2010 to May 2018. He has been a member of the boards of directors of Hawaiian Electric Industries, Inc. and its subsidiary, Hawaiian Electric Company, Inc., since January 2017. He has been a member of the boards of directors of IDACORP, Inc. and its principal subsidiary, Idaho Power Company, since 2008. He served as a member of the board of directors of International Rectifier Corporation from February 2008 to January 2015 and as chairman of the board from May 2008 to January 2015. Mr. Dahl also served on the board of directors and as president and chief operating officer of Dole Food Company, Inc. from 2004 to 2007. Mr. Dahl’s qualifications to sit on the Corporation’s Board of Directors include his experience in senior management of public and private companies, including service as chairman, president, chief executive officer, chief operating officer and chief financial officer, his experience on the boards of directors of public companies, including service as the former chairman of the Audit and Finance Committee of the Corporation and on the audit committees of other public companies and his experience as a certified public accountant.

Stephen P. Joyce (age 59). Mr. Joyce serves as the Corporation’s Chief Executive Officer, a position he has held since September 2017. He has also served on the Corporation’s Board of Directors since February 2012. Mr. Joyce served as president and chief executive officer of Choice Hotels International, Inc., a publicly-traded lodging franchisor, from 2008 to September 2017 and as a director from 2008 to September 2017. From 1982 to 2008, Mr. Joyce was with Marriott International, Inc., where he attained the role of executive vice president, global development/owner and franchise services, in addition to holding other leadership positions. Mr. Joyce’s qualifications to sit on the Corporation’s Board of Directors include his experience in senior management of public companies, including service as president, chief executive officer and chief operating officer, and his experience on the boards of directors of public and private companies and not-for-profit organizations.

Lilian C. Tomovich (age 51). Ms. Tomovich has served on the Corporation’s Board of Directors since January 2017. She has served as the Chief Experience Officer and Chief Marketing Officer for MGM Resorts International, a global hospitality company, since July 2014. Ms. Tomovich served as the Senior Vice President, US Consumer Marketing for MasterCard Worldwide, a global payments solutions company, from 2013 to 2014 and was the country head of Marketing for Canada from 2010 to 2013. Ms. Tomovich’s qualifications to sit on the Corporation’s Board of Directors include her 25 years of marketing experience across all channels in the hospitality, retail, financial services and telecom industries.

PROPOSAL THREE: RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE CORPORATION’S INDEPENDENT AUDITOR FOR THE 2019 FISCAL YEAR

Ernst & Young LLP served as the Corporation’s independent auditor for the fiscal year ended December 31, 2018 and the Audit and Finance Committee has unanimously selected Ernst & Young LLP to serve as the Corporation’s independent auditor for the fiscal year ending December 31, 2019.

Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions. Unless otherwise indicated thereon, the persons named in the proxy card will vote all proxies in favor of ratifying the appointment of Ernst & Young LLP as the Corporation’s independent auditors. If stockholders do not approve this proposal, the Audit and Finance Committee will reconsider the appointment of Ernst & Young LLP as the Corporation’s independent auditor.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE

RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE CORPORATION’S

INDEPENDENT AUDITOR FOR THE 2019 FISCAL YEAR.

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2019 PROXY STATEMENT
MATTERS TO BE VOTED UPON AT THE ANNUAL MEETING

PROPOSAL FOUR: APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF THE CORPORATION’S NAMED EXECUTIVE OFFICERS

Pursuant to Section 14A of the Exchange Act, the Board of Directors provides stockholders with the opportunity to cast an advisory vote on the Corporation’s executive compensation. Pursuant to an advisory vote at our 2017 annual meeting, our stockholders elected to hold such advisory votes on an annual basis until the next vote regarding the frequency of future advisory votes which will occur at the annual meeting in 2023.

The core of the Corporation’s executive compensation policies and practices continues to be to pay-for-performance. Our executive officers are compensated in a manner consistent with our strategy, competitive practice, sound corporate governance principles, and stockholder interests and concerns. The Board of Directors believes the Corporation’s compensation programs and policies are strongly aligned with the long-term interests of the stockholders of the Corporation.

Stockholders are urged to read the “Compensation Discussion and Analysis” section of this proxy statement for additional details on executive compensation, including the Corporation’s compensation philosophy and objectives and the 2018 compensation of the Corporation’s NEOs.

The Board of Directors recommends that stockholders indicate their support for the compensation of the Corporation’s NEOs and the Corporation’s compensation philosophy as described in this proxy statement by approving the following resolution:

“RESOLVED, that the stockholders hereby approve, on an advisory basis, the compensation paid to the named executive officers, as disclosed in the Corporation’s proxy statement for the 2019 Annual Meeting of Stockholders pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, the 2018 Summary Compensation Table, other compensation tables, narrative discussion and related disclosure.”

Although this vote is advisory and therefore non-binding on the Corporation, the Board of Directors and the Compensation Committee value the opinions of our stockholders and will consider the outcome of the vote when making future compensation decisions for our NEOs.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL,

ON AN ADVISORY BASIS, OF THE COMPENSATION OF THE CORPORATION’S NAMED

EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT.

PROPOSAL FIVE: APPROVAL OF THE DINE BRANDS GLOBAL, INC. 2019 STOCK INCENTIVE PLAN

On March 11, 2019, our Board of Directors adopted the 2019 Stock Incentive Plan, subject to stockholder approval. A copy of the 2019 Stock Incentive Plan is attached to this proxy statement as Appendix B. The 2019 Stock Incentive Plan authorizes the Corporation to grant various types of stock incentive awards, including incentive stock options (“ISOs”), non-qualified stock options (“NQSOs”), stock appreciation rights (“SARs”), restricted stock awards (“RSAs”), restricted stock units (“RSUs”) and performance-based awards. The 2019 Stock Incentive Plan also permits the Corporation to grant cash-based performance awards. The number of shares of our Common Stock available for all awards under the 2019 Stock Incentive Plan will be equal to the sum of (i) 2,050,000 (ii) the number of shares of Common Stock available for future grants under the Dine Brands Global, Inc. 2016 Stock Incentive Plan immediately prior to the effective date of the 2019 Stock Incentive Plan (which is estimated to be 194,215 as of March 8, 2019) and (iii) any shares of Common Stock that are subject to outstanding awards granted under the IHOP Corp. 2001 Stock Incentive Plan, the DineEquity, Inc. 2011 Stock Incentive Plan or the Dine Brands Global, Inc. 2016 Stock Incentive Plan (collectively, the “Prior Plans”) which again become available under the 2019 Stock Incentive Plan pursuant to the share recycling provisions set forth in the 2019 Stock Incentive Plan, as described below.

Prior to the approval of the 2019 Stock Incentive Plan by the Board of Directors, the Corporation granted awards pursuant to the 2016 Stock Incentive Plan. Subject to stockholder approval of the 2019 Stock Incentive Plan, no further grants will be permitted under the 2016 Stock Incentive Plan. As a result of the termination of the 2016 Stock Incentive Plan, approximately 194,215 shares of our Common Stock (as of March 8, 2019) otherwise remaining available for grant under the 2016 Stock Incentive Plan will become available for grants under the 2019 Stock Incentive Plan, reduced by the number of shares subject to any awards that are granted prior to the effective date of the 2019 Stock Incentive Plan. However, awards that are outstanding under the 2016 Stock Incentive Plan and each other Prior Plan will remain in effect, and any shares subject to those awards that are cancelled, forfeited or settled in cash will become available for awards under the 2019 Stock Incentive Plan.

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2019 PROXY STATEMENT
MATTERS TO BE VOTED UPON AT THE ANNUAL MEETING

As of March 8, 2019, the Corporation had 1,476,505 NQSOs outstanding (the Corporation has no other stock options outstanding), with a weighted average exercise price of $66.75 and a weighted average remaining term of 6.82 years, and 276,320 RSAs and 375,700 RSUs outstanding that were equity classified under all equity plans. If stockholders approve the 2019 Stock Incentive Plan, no further grants will be made under the 2016 Stock Incentive Plan (the Corporation’s only active stock incentive plan).

On March 8, 2019, the trading price of a share of the Corporation’s common stock as reported on the New York Stock Exchange was $92.00 per share.

Capitalized terms used herein but not otherwise defined shall have the respective meanings set forth in the 2019 Stock Incentive Plan.

Stockholder Approval Requirement

The 2019 Stock Incentive Plan will become effective upon approval by our stockholders at the Annual Meeting. Unless and until our stockholders approve the 2019 Stock Incentive Plan, we will continue to grant awards under the terms of the 2016 Stock Incentive Plan, as approved by our stockholders on May 17, 2016, and from the shares available for issuance under the 2016 Stock Incentive Plan, without regard to the terms of the 2019 Stock Incentive Plan proposed in this Proposal Five.

Why the Board of Directors Believes You Should Approve the 2019 Stock Incentive Plan

The purpose of the 2019 Stock Incentive Plan is to align the interests of the Corporation’s stockholders and the recipients of awards under the 2019 Stock Incentive Plan by increasing the proprietary interest of such recipients in the Corporation’s growth and success, to advance the interests of the Corporation by attracting and retaining directors, officers and other employees and to motivate such persons to act in the long-term best interests of the Corporation and its stockholders. The Corporation believes that equity incentive awards are critical to attracting and retaining the most talented employees in our industry. Stockholder approval of the 2019 Stock Incentive Plan will allow us to continue to grant important incentives. Use of equity incentive awards as a significant element of the Corporation’s compensation program fosters a pay-for-performance culture and motivates employees to create stockholder value. Equity compensation aligns the goals and objectives of the Corporation’s employees with the interests of its stockholders and promotes a focus on long-term value creation because equity compensation awards are subject to vesting and/or performance criteria.

The Corporation is committed to implementing sound equity compensation practices that are aligned with industry standards. The Corporation recognizes that equity compensation awards dilute stockholder equity and, therefore, is committed to carefully managing its equity incentive compensation decisions in the future. With approval of this proposal, the overall dilution of our equity award program would be approximately 19.8% of our fully diluted shares outstanding.

Key Terms of the 2019 Stock Incentive Plan

In evaluating this proposal, stockholders should consider the summary of key terms set forth below, which is qualified in its entirety by reference to the text of the 2019 Stock Incentive Plan attached hereto as Appendix B.

Administration of the 2019 Stock Incentive Plan

The 2019 Stock Incentive Plan will be administered by the Compensation Committee. It is intended that each member of the Compensation Committee be independent for purposes of securities law and NYSE requirements. The Compensation Committee, subject to the terms of the 2019 Stock Incentive Plan, will select eligible persons to receive awards and determine the form, amount and timing of each award and all other terms and conditions of each award. All awards will be evidenced by a written agreement containing provisions not inconsistent with the 2019 Stock Incentive Plan as the Compensation Committee will approve. The Compensation Committee will also have authority to establish rules and regulations for administering the 2019 Stock Incentive Plan and to decide questions of interpretation or application of any provision of the 2019 Stock Incentive Plan. The Compensation Committee may take any action such that (1) any outstanding options and SARs become exercisable in part or in full, (2) all or any portion of a restriction period on any outstanding award lapse, (3) all or a portion of any performance period applicable to any outstanding award lapse and (4) any performance measures applicable to any outstanding award be deemed satisfied at the target, maximum or any other level. In certain circumstances, the Compensation Committee may delegate some or all of its power and authority to the Board of Directors (or any member(s) of the Board of Directors) or, subject to applicable law, to the Chief Executive Officer or other executive officers of the Corporation as the Compensation Committee deems appropriate.

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2019 PROXY STATEMENT
MATTERS TO BE VOTED UPON AT THE ANNUAL MEETING

Eligibility

Participants in the 2019 Stock Incentive Plan shall consist of such officers, other employees, Non-Employee Directors, independent contractors and persons expected to become such individuals as the Compensation Committee in its sole discretion may select from time to time. As of March 8, 2019, approximately 5 officers, 221 other employees and 8 Non-Employee Directors would be eligible to participate in the 2019 Stock Incentive Plan if selected by the Compensation Committee.

Available Shares

As of March 8, 2019, the Corporation had 1,476,505 NQSOs outstanding (the Corporation has no other stock options outstanding), with a weighted average exercise price of $66.75 and a weighted average remaining term of 6.82 years, and 276,320 RSAs and 375,700 RSUs outstanding that were equity classified under all equity plans. On March 8, 2019 there were 194,215 shares available for grant under the 2016 Stock Incentive Plan (the Corporation’s only active stock incentive plan). If stockholders approve the 2019 Stock Incentive Plan, no further grants will be made under the 2016 Stock Incentive Plan.

Under the 2019 Stock Incentive Plan, the maximum number of shares of Common Stock available for awards is the sum of (i) 2,050,000, (ii) the number of shares of Common Stock available for future grants under the 2016 Stock Incentive Plan immediately prior to the effective date of the 2019 Stock Incentive Plan (which is estimated to be 194,215 as of March 8, 2019), and (iii) any shares of Common Stock that are subject to outstanding awards granted under the Prior Plans which again become available under the 2019 Stock Incentive Plan pursuant to the share recycling provisions set forth in the 2019 Stock Incentive Plan, as described below, subject to adjustment in the event of a stock split, stock dividend, recapitalization, reorganization, merger, spin-off or other similar change or event, or an extraordinary cash dividend. To the extent the Corporation grants an option or a Free-Standing SAR under the 2019 Stock Incentive Plan, the number of shares of Common Stock that remain available for future grants under the 2019 Stock Incentive Plan shall be reduced by an amount equal to the number of shares subject to such option or Free-Standing SAR. To the extent the Corporation grants a Stock Award or settles a Performance Award in shares of Common Stock, the number of shares of Common Stock that remain available for future grants under the 2019 Stock Incentive Plan shall be reduced by an amount equal to 4.14 times the number of shares subject to such Stock Award or Performance Award.

To the extent that shares of Common Stock subject to an outstanding option, SAR or stock award granted under the 2019 Stock Incentive Plan or a Prior Plan are not issued or delivered by reason of (i) the expiration, termination, cancellation or forfeiture of such award (excluding shares subject to an option cancelled upon settlement in shares of a related tandem SAR or shares subject to a tandem SAR cancelled upon exercise of a related option) or (ii) the settlement of such award in cash, then such shares of Common Stock shall again be available under the 2019 Stock Incentive Plan (and, with respect to awards previously granted under a Prior Plan, such awards will count towards the number of available shares under the 2019 Stock Incentive Plan at the same rate that such awards were counted against the share authorization of such Prior Plan); provided, however, that shares of Common Stock subject to an award under the 2019 Stock Incentive Plan or a Prior Plan shall not again be available for issuance under the 2019 Stock Incentive Plan if such shares are (x) shares that were subject to an option or an SAR and were not issued or delivered upon the net settlement or net exercise of such option or SAR, (y) shares delivered to or withheld by the Corporation to pay the exercise price or the withholding taxes related to an outstanding award or (z) shares repurchased by the Corporation on the open market with the proceeds of an option exercise. The number of shares that again become available pursuant to this paragraph shall be equal to (i) one share for each share subject to an option or Free-Standing SAR and (ii) 4.14 shares for each share subject to a Stock Award or a Performance Award granted under the 2019 Stock Incentive Plan (or for Stock Awards or Performance Awards granted under a Prior Plan, at the same share counting rate applicable to such award at the time it was granted).

The aggregate of (i) the grant date fair value of shares of Common Stock granted during any fiscal year of the Corporation to any Non-Employee Director and (ii) the amount of the cash retainers or other compensation paid during such fiscal year to such Non-Employee Director will not exceed $700,000, except that this limit will be multiplied by two in the year in which a Non-Employee Director commences service on the Board of Directors.

No award granted under the 2019 Stock Incentive Plan shall become exercisable or vested prior to the one-year anniversary of the date of grant, except that this restriction will not apply to awards granted with respect to the number of shares of Common Stock which, in the aggregate, does not exceed five percent (5%) of the total number of shares initially available for awards under the 2019 Stock Incentive Plan. This restriction also does not restrict the right of the Corporation to provide for the acceleration or continued vesting of an award under the terms of the 2019 Stock Incentive Plan, including in connection with a holder’s termination of employment or a Change in Control.

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2019 PROXY STATEMENT
MATTERS TO BE VOTED UPON AT THE ANNUAL MEETING

Types of Stock Incentives to Be Awarded

Stock Options and Stock Appreciation Rights. The 2019 Stock Incentive Plan provides for the grant of stock options and SARs. The exercise price of an option will not be less than 100% of the fair market value of a share of Common Stock on its date of grant, and if the holder of an ISO owns greater than 10% of the voting power of all shares of capital stock of the Corporation (a “ten percent holder”), the option exercise price will not be less than the price required by the Internal Revenue Code, currently 110% of fair market value. Subject to the foregoing, the Compensation Committee determines the exercise price of each option granted under the 2019 Stock Incentive Plan. Each option will be exercisable for no more than 10 years after its date of grant, unless the participant is a ten percent holder, in which case the option will be exercisable for no more than five years after its date of grant.

SARs may be granted in tandem with a related stock option, or independently as a Free-Standing SAR. The base price of a tandem SAR will be equal to the exercise price of the related stock option. The base price of a Free-Standing SAR will be determined by the Compensation Committee, but will not be less than 100% of the fair market value of a share of Common Stock on the date the SAR is granted. An SAR entitles the holder to receive upon exercise (subject to withholding taxes) shares of Common Stock (which may be restricted stock), cash or a combination thereof with a value equal to the difference between the fair market value of the Common Stock on the exercise date and the base price of the SAR. No Free-Standing SAR shall be exercised later than 10 years after its date of grant.

Neither options nor SARs granted under the 2019 Stock Incentive Plan may be repriced without stockholder approval. This restriction on repricing includes the reduction of the exercise or base price of the option or SAR, the cancellation of an option or SAR in exchange for an award with a lower exercise or base price or the cancellation of an underwater option or SAR in exchange for a cash payment. This repricing restriction does not prohibit the Board of Directors from adjusting options and SARs in connection with a Change in Control or other event involving a change in the capitalization of the Corporation. In addition, the holder of an option or SAR shall not be entitled to receive dividend equivalents with respect to the number of shares of Common Stock subject to such option or SAR.

Except as otherwise provided in a participant’s option award agreement:

•

If a participant’s employment or service terminates due to death, the participant’s options or SARs will become fully vested and exercisable and may be exercised by the participant’s estate or other legal representative for a period of 12 months from the date of such death or until the expiration of the term of the option or SAR, whichever period is shorter.

•

If a participant’s employment or service terminates due to disability, the participant’s options or SARs will become fully vested and exercisable and may be exercised for a period of 12 months from the date of such termination or until the expiration of the term of the option or SAR, whichever period is shorter, but if the participant dies within such 12-month period and prior to the expiration of the term of the option or SAR, any unexercised option and SAR will be exercisable for a period of 12 months from the time of death or until the expiration of the term of the option or SAR, whichever period is shorter.

•

If an employee’s employment terminates due to retirement, the employee’s options or SARs may be exercised, to the extent then exercisable, for a period of 12 months from the date of retirement or until the expiration of the term of the option or SAR, whichever period is shorter. If a non-employee director’s service on the Board of Directors terminates due to retirement, the non-employee director’s options or SARs shall become fully exercisable and thereafter may be exercised for a period of 12 months from the date of retirement or until the expiration of the term of the option or SAR, whichever period is shorter.

•

If a participant’s employment or service terminates for any reason other than death, disability or retirement, the participant’s options or SARs may be exercised, to the extent then exercisable, for a period of three months from the date of termination or until the expiration of the term of the option or SAR, whichever period is shorter.

Restricted Stock Awards (RSAs) and Restricted Stock Units (RSUs). The 2019 Stock Incentive Plan provides for awards of nontransferable RSAs and RSUs. Generally, RSAs are subject to the requirement that the shares be forfeited or resold to the Corporation if specified vesting conditions are not met. Unless otherwise set forth in an RSA agreement, the holder of an RSA will have rights as a stockholder of the Corporation, including the right to vote and receive dividends with respect to the shares of restricted stock, except that any dividends or distributions with respect to shares of Common Stock that are subject to vesting conditions will be deposited with the Corporation and be subject to the same restrictions as the shares of Common Stock with respect to which such dividends or distributions are made.

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MATTERS TO BE VOTED UPON AT THE ANNUAL MEETING

The 2019 Stock Incentive Plan also provides for awards of RSUs (that is, promises to deliver shares of stock in the future, subject to any vesting conditions specified in the 2019 Stock Incentive Plan and the award). The award agreement may provide for dividend equivalents to be credited with respect to the RSUs, however, such dividend equivalents will be subject to the same vesting conditions as the underlying RSUs. Prior to settlement of an RSU, the holder of the RSU will have no rights as a stockholder of the Corporation.

All of the terms relating to the satisfaction of performance measures and the termination of the restriction period or performance period relating to an RSA or an RSU, or any forfeiture and cancellation of such award upon a termination of employment or service with the Corporation, whether by reason of disability, retirement, death, or any other reason, shall be determined by the Compensation Committee and set forth in the applicable award agreement. Notwithstanding this and except as otherwise set forth in an award agreement, (i) if an employee’s employment with the Corporation terminates due to disability or death, all RSAs or RSUs held by such employee shall become fully vested and (ii) if a non-employee director’s service on the Board of Directors terminates due to retirement, disability or death, all RSAs and RSUs held by such non-employee director shall become fully vested.

Other Stock Awards. The 2019 Stock Incentive Plan permits the Compensation Committee to grant other types of awards that are denominated or payable in shares of Common Stock, including shares granted as a bonus, dividend equivalents, deferred stock units, stock purchase rights and shares issued in lieu of cash compensation. The Compensation Committee will determine the terms and conditions of such awards.

Performance Awards. The 2019 Stock Incentive Plan provides for performance awards entitling the recipient to receive cash or Common Stock following the attainment of performance goals determined by the Compensation Committee. Performance conditions may also be attached to other awards under the 2019 Stock Incentive Plan. Prior to the settlement of a performance award in shares of Common Stock, the holder of such award will have no rights as a stockholder of the Corporation with respect to such shares. The award agreement may provide for dividend equivalents to be credited with respect to the performance awards, however, such dividend equivalents will be subject to the same vesting conditions as the underlying performance award. All of the terms relating to the satisfaction of performance measures and the termination of a performance period, or the forfeiture and cancellation of a performance award upon a termination of employment or service, whether by reason of disability, retirement, death or any other reason, will be determined by the Compensation Committee.

In the case of any performance-based award, the Compensation Committee will establish specific performance goals that may be based upon any one or more measures of performance, including without limitation measures relating to any or any combination of the following (measured either absolutely or by reference to an index or indices or to peer companies, and determined either on a consolidated basis or, as the context permits, on a divisional, subsidiary, line of business, project, geographical or individual basis or in combinations thereof): the attainment by a share of Common Stock of a specified Fair Market Value for a specified period of time, earnings per share, return to stockholders (including dividends), return on assets, return on equity, earnings of the Corporation before or after taxes and/or interest, EBITDA, revenues, market share, cash flow or cost reduction goals, interest expense after taxes, return on investment, return on investment capital, economic value created, gross margin, operating margin, net income before or after taxes, pretax earnings before interest, depreciation and amortization, pretax operating earnings after interest expense and before incentives and/or extraordinary or special items, operating earnings, net cash provided by operations, and strategic business criteria, consisting of one or more objectives based on meeting specified market penetration, geographic business expansion goals, cost targets, customer satisfaction, reductions in errors and omissions, reductions in lost business, management of employment practices and employee benefits, supervision of litigation and information technology, quality and quality audit scores, and goals relating to acquisitions or divestitures, or such other goals as the Committee may determine (whether or not listed in the 2019 Stock Incentive Plan). The performance measures may be applied on a pre- or post-tax basis and may be adjusted to include or exclude any components of any performance measure, special charges such as restructuring or impairment charges, debt refinancing costs, extraordinary or noncash items, unusual, nonrecurring, infrequently occurring or one-time events affecting the Corporation or its financial statements or changes in law or accounting principles.

Effect of a Change in Control on Stock Incentives

In the event of a Change in Control of the Corporation, the 2019 Stock Incentive Plan permits the Board of Directors, as constituted prior to the Change in Control, to (a) provide that (i) some or all outstanding options and SARs will immediately become exercisable in full or in part, (ii) the restriction period applicable to some or all outstanding Stock Awards will lapse

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MATTERS TO BE VOTED UPON AT THE ANNUAL MEETING

in full or in part, (iii) the performance period applicable to some or all outstanding awards will lapse in full or in part and (iv) the performance measures applicable to some or all outstanding awards will be deemed to be satisfied at the target, maximum or any other level and (b) in its sole discretion, either (i) provide for the value of all outstanding awards, to the extent determined by the Compensation Committee or the Board of Directors at or after grant, to be cashed out as of the date the Change in Control occurs or (ii) provide that shares of capital stock of the corporation resulting from or succeeding to the business of the Corporation pursuant to such Change in Control, or a parent corporation thereof, be substituted for some or all of the shares of Common Stock subject to an outstanding award, with an appropriate and equitable adjustment to such award as determined by the Board of Directors.

Awards Subject to Clawback

The awards granted under the 2019 Stock Incentive Plan and any cash payment or shares of Common Stock delivered pursuant to such an award are subject to forfeiture, recovery by the Corporation or other action pursuant to the applicable award agreement or any clawback or recoupment policy which the Corporation may adopt from time to time, including without limitation any such policy which the Corporation may be required to adopt under the Dodd-Frank Wall Street Reform and Consumer Protection Act and implementing rules and regulations thereunder, or as otherwise required by law.

Effective Date and Amendment

If approved by our stockholders, the 2019 Stock Incentive Plan will become effective as of the date on which the 2019 Stock Incentive Plan is approved by stockholders and will terminate as of the first annual meeting of the Corporation’s stockholders to occur on or after the tenth anniversary of the effective date, unless earlier terminated by the Board of Directors. However, no ISOs may be granted later than 10 years after the date on which the 2019 Stock Incentive Plan was adopted by the Board of Directors. The Board of Directors may amend this Plan as it deems advisable, subject to any requirement of stockholder approval required by applicable law, rule or regulation, including any rule of the NYSE; provided, however, that no amendment may impair the rights of a holder of an outstanding award without the consent of such holder.

New Plan Benefits

Because benefits under the 2019 Stock Incentive Plan will depend on the Compensation Committee’s actions and the fair market value of the Corporation’s Common Stock at various future dates, it is not possible to determine at this time the benefits that might be received by employees, non-employee directors and other service providers if the 2019 Stock Incentive Plan is approved by stockholders. For information on equity award grants made to our NEOs in fiscal 2018, please see the Grants of Plan-Based Awards in 2018 table in this proxy statement.

Federal Tax Effects

Section 162(m) of the Internal Revenue Code. Section 162(m) of the Code generally limits to $1 million the amount that the Corporation is allowed each year to deduct for the compensation paid to any person who is, or at any time on or after January 1, 2017 was, the corporation’s chief executive officer, chief financial officer or one of the Corporation’s three most highly compensated executive officers other than the chief executive officer or chief financial officer. All awards granted under the 2019 Stock Incentive Plan will be subject to this deduction limit.

Stock Options. A participant will not recognize taxable income at the time an option is granted and the Corporation will not be entitled to a tax deduction at that time. A participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) upon exercise of a NQSO equal to the excess of the fair market value of the shares purchased over their exercise price, and the Corporation will be entitled to a corresponding deduction, except to the extent the deduction limits of Section 162(m) of the Code apply. A participant will not recognize income (except for purposes of the alternative minimum tax) upon exercise of an ISO. If the shares acquired by exercise of an ISO are held for the longer of two years from the date the option was granted and one year from the date it was exercised, any gain or loss arising from a subsequent disposition of those shares will be taxed as long-term capital gain or loss, and the Corporation will not be entitled to any deduction. If, however, those shares are disposed of within the above-described period, then in the year of that disposition the participant will recognize compensation taxable as ordinary income equal to the excess of (a) the lesser of (1) the amount realized upon that disposition and (2) the fair market value of those shares on the date of exercise over (b) the exercise price, and the Corporation will be entitled to a corresponding deduction, except to the extent the deduction limits of Section 162(m) of the Code apply.

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2019 PROXY STATEMENT
MATTERS TO BE VOTED UPON AT THE ANNUAL MEETING

SARs. A participant will not recognize taxable income at the time SARs are granted and the Corporation will not be entitled to a tax deduction at that time. Upon exercise, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) in an amount equal to the fair market value of any shares delivered and the amount of cash paid by the Corporation. This amount is deductible by the Corporation as compensation expense, except to the extent the deduction limits of Section 162(m) of the Code apply.

RSAs and RSUs. A participant will not recognize taxable income at the time an RSA is granted and the Corporation will not be entitled to a tax deduction at that time, unless the participant makes an election to be taxed at that time. If such election is made, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) at the time of the grant in an amount equal to the excess of the fair market value of the shares at that time over the amount, if any, paid for those shares. If such election is not made, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) at the time the restrictions lapse in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for those shares. The amount of ordinary income recognized by making the above-described election or upon the lapse of restrictions is deductible by the Corporation as compensation expense, except to the extent the deduction limits of Section 162(m) of the Code apply. In addition, a participant receiving dividends with respect to restricted stock for which the above-described election has not been made and prior to the time the restrictions lapse will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee), rather than dividend income, in an amount equal to the dividends paid and the Corporation will be entitled to a corresponding deduction, except to the extent the deduction limits of Section 162(m) of the Code apply.

A participant will not recognize taxable income at the time an RSU is granted and the Corporation will not be entitled to a tax deduction at that time. Upon settlement of RSUs, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) in an amount equal to the fair market value of any shares delivered and the amount of any cash paid by the Corporation. The amount of ordinary income recognized is deductible by the Corporation as compensation expense, except to the extent the deduction limits of Section 162(m) of the Code apply.

Performance Awards. A participant will not recognize taxable income at the time performance awards are granted and the Corporation will not be entitled to a tax deduction at that time. Upon settlement of performance awards, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) in an amount equal to the fair market value of any shares delivered and the amount of cash paid by the Corporation. This amount is deductible by the Corporation as compensation expense, except to the extent the deduction limits of Section 162(m) of the Code apply.

Under the so-called “golden parachute” provisions of the Code, the vesting or accelerated exercisability of awards in connection with a change in control of the Corporation may be required to be valued and taken into account in determining whether participants have received compensatory payments, contingent on the change in control, in excess of certain limits. If these limits are exceeded, a substantial portion of amounts payable to the participant, including income recognized by reason of the grant, vesting or exercise of awards under the 2019 Stock Incentive Plan, may be subject to an additional 20% federal tax and may not be deductible to the Corporation.

Awards under the 2019 Stock Incentive Plan are intended either to be exempt from the rules of Section 409A of the Code or to satisfy those rules and shall be construed accordingly. However, neither the Corporation nor the Compensation Committee nor any person acting on its or their behalf will be liable to any participant or other holder of an award by reason of any failure of an award to comply with Section 409A or certain other tax rules.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE DINE

BRANDS GLOBAL, INC. 2019 STOCK INCENTIVE PLAN.

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2019 PROXY STATEMENT
PROPOSALS OF STOCKHOLDERS

PROPOSALS OF STOCKHOLDERS

No proposals of stockholders were received by the Corporation to be presented at the Annual Meeting. The Board of Directors will make provision for presentation of proposals of stockholders at the 2020 annual meeting of stockholders provided such proposals are submitted by eligible stockholders who have complied with the Bylaws of the Corporation and/or the relevant regulations of the SEC. In order for any such proposals to be considered for inclusion in the proxy materials for the 2020 annual meeting of stockholders, the proposal should be mailed to Dine Brands Global, Inc., Attn: Office of the Secretary, 450 North Brand Boulevard, Glendale, California 91203, and must be received no later than December 3, 2019.

Stockholders who intend to present a proposal at the 2020 annual meeting of stockholders without inclusion of such proposal in the Corporation’s proxy materials or to nominate a director to stand for election at the 2020 annual meeting of stockholders are required to provide notice of such proposal or nomination to the Corporation no earlier than February 14, 2020 and no later than March 15, 2020. The Corporation reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal or nomination that does not comply with these and other applicable requirements.

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2019 PROXY STATEMENT
HOUSEHOLDING OF PROXY MATERIALS

HOUSEHOLDING OF PROXY MATERIALS

The SEC permits us to deliver a single copy of the notice, proxy statement and annual report to stockholders who have the same address and last name, unless we have received contrary instructions from such stockholders. Each stockholder will continue to receive a separate proxy card. This procedure, called “householding,” will reduce the volume of duplicate information you receive and reduce our printing and postage costs. We will promptly deliver a separate copy of the notice, proxy statement and annual report to any such stockholder upon written or oral request. A stockholder wishing to receive a separate notice, proxy statement or annual report can notify us at Dine Brands Global, Inc., Investor Relations, 450 North Brand Boulevard, 7th Floor, Glendale, CA 91203, telephone: (866) 995-DINE. Similarly, stockholders currently receiving multiple copies of these documents can request the elimination of duplicate documents by contacting us as described above.

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2019 PROXY STATEMENT
OTHER BUSINESS

OTHER BUSINESS

As of the date of this proxy statement, the management of the Corporation is not aware of any other matters to be brought before the Annual Meeting. However, if any other matters are properly brought before the Annual Meeting, the persons named in the enclosed form of Proxy will have discretionary authority to vote all proxies with respect to such matters in accordance with their best judgment.

By Order of the Board of Directors,

Bryan R. Adel

Senior Vice President, Legal, General Counsel and Secretary

April 1, 2019

Glendale, California

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2019 PROXY STATEMENT
APPENDIX A

Appendix A

PROPOSED AMENDMENTS TO THE DINE BRANDS GLOBAL, INC. RESTATED CERTIFICATE OF INCORPORATION

A-1

2019 PROXY STATEMENT
APPENDIX A

Section (c) of Article FIFTH:

The business and affairs of the Corporation shall be managed by or under the direction of a Board of Directors consisting of not less than three nor more than 13 directors, the exact number of directors to be determined from time to time by resolution adopted by the affirmative vote of a majority of the directors then in office. ~~The directors shall be divided into three classes, designated Class I, Class II and Class III. Each class shall consist, as nearly as may be possible, of one-third of the total number of directors constituting the entire Board of Directors. Immediately following the adoption by the Corporation of this Restated Certificate of Incorporation, a majority of the Board of Directors shall elect Class I directors for a one-year term, Class II directors for a two-year term and Class III directors for a three-year term. At each annual meeting of stockholders beginning in 1992, successors to the class of directors whose term expires at that annual meeting shall be elected for a three-year term. If the number of directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible, but in no case shall a decrease in the number of directors shorten the term of any incumbent director. A~~ No decrease in the number of directors shall shorten the term of any incumbent director. Directors shall be elected for a term expiring at the next annual meeting of stockholders after their election and each director shall hold office until ~~the annual meeting for the year in which his term expires and until~~ his or her successor shall be elected and shall qualify, subject, however, to prior death, resignation, ~~retirement,~~ disqualification or removal from office; provided, however, that any director elected or appointed prior to the 2019 annual meeting of stockholders shall complete the term to which such director has been elected or appointed. Any vacancy on the Board of Directors that results from an increase in the number of directors may be filled by a majority of the Board of Directors then in office, provided that a quorum is present, and any other vacancy occurring in the Board of Directors may be filled by a majority of the directors then in office, even if less than a quorum, or by a sole remaining director. Any director ~~of any class elected to fill a vacancy resulting from an increase in the number of directors in such class shall hold office for a term that shall coincide with the remaining term of that class. Any director elected to fill a vacancy not resulting from an increase in the number of directors shall have the same remaining term as that of his predecessor~~ appointed in accordance with the preceding sentence shall serve for a term expiring at the next annual meeting of stockholders after his or her appointment and shall hold office until his or her successor shall be elected and shall qualify, subject, however, to prior death, resignation, disqualification or removal from office.

Notwithstanding the foregoing, whenever the holders of any one or more classes or series of Preferred Stock issued by the Corporation, if any, shall have the right, voting separately by class or series, to elect directors at an annual or special meeting of stockholders, the election, term of office, filling of vacancies and other features of such directorships shall be governed by the terms of this Restated Certificate of Incorporation applicable thereto.~~, and such directors so elected shall not be divided into classes pursuant to this Article FIFTH unless expressly provided by such terms.~~

Section (d) of Article FIFTH:

Directors of the Corporation may be removed by stockholders of the Corporation ~~only for~~ with or without cause.

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2019 PROXY STATEMENT
APPENDIX B

Appendix B

Dine Brands Global, Inc.

2019 Stock Incentive Plan

B-1

2019 PROXY STATEMENT
APPENDIX B

DINE BRANDS GLOBAL, INC.

2019 STOCK INCENTIVE PLAN

I. INTRODUCTION

1.1            Purposes. The purposes of the Dine Brands Global, Inc. 2019 Stock Incentive Plan (this “Plan”) are (i) to align the interests of the Company’s stockholders and the recipients of awards under this Plan by increasing the proprietary interest of such recipients in the Company’s growth and success, (ii) to advance the interests of the Company by attracting and retaining directors, officers and other employees and (iii) to motivate such persons to act in the long-term best interests of the Company and its stockholders.

1.2            Certain Definitions.

“Agreement” shall mean the written or electronic agreement evidencing an award hereunder between the Company and the recipient of such award.

“Board” shall mean the Board of Directors of the Company.

“Code” shall mean the Internal Revenue Code of 1986, as amended.

“Committee” shall mean the Committee designated by the Board, consisting of two or more members of the Board, each of whom may be (i) a “Non-Employee Director” within the meaning of Rule 16b-3 under the Exchange Act, and (ii) “independent” within the meaning of the rules of the New York Stock Exchange or any other stock exchange on which the Common Stock is then traded.

“Common Stock” shall mean the common stock, par value $0.01 per share, of the Company, and all rights appurtenant thereto.

“Company” shall mean Dine Brands Global, Inc., a corporation organized under the laws of the State of Delaware, or any successor thereto.

“Disability” shall mean that a participant, by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, is receiving income replacement benefits for a period of not less than three months under a long-term disability plan maintained by the Company or one of its Subsidiaries.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Fair Market Value” shall be determined by the Committee based on the trading price of a share of Common Stock as reported on the New York Stock Exchange pursuant to any method consistent with the Code, or applicable Treasury Regulations, as the Committee shall in its discretion select and apply at the time of grant, the time of exercise, or other determination event; provided, however, that if the Common Stock is not listed on the New York Stock Exchange or if Fair Market Value for any date cannot be so determined, Fair Market Value shall be determined by the Committee in good faith and, to the extent applicable, in accordance with Section 409A of the Code.

“Free-Standing SAR” shall mean an SAR which is not granted in tandem with, or by reference to, an option, which entitles the holder thereof to receive, upon exercise, shares of Common Stock (which may be Restricted Stock) with an aggregate value equal to the excess of the Fair Market Value of one share of Common Stock on the date of exercise over the base price of such SAR, multiplied by the number of such SARs which are exercised.

“Incentive Stock Option” shall mean an option to purchase shares of Common Stock that meets the requirements of Section 422 of the Code, or any successor provision, which is intended by the Committee to constitute an Incentive Stock Option.

“Non-Employee Director” shall mean any director of the Company who is not an officer or employee of the Company or any Subsidiary.

“Nonqualified Stock Option” shall mean an option to purchase shares of Common Stock which is not an Incentive Stock Option.

“Other Stock Award” shall mean an award granted pursuant to Section 3.4 of the Plan.

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2019 PROXY STATEMENT
APPENDIX B

“Performance Award” shall mean a right to receive an amount of cash, Common Stock, or a combination of both, contingent upon the attainment of specified Performance Measures within a specified Performance Period.

“Performance Measures” shall mean the criteria and objectives, established by the Committee, which shall be satisfied or met (i) as a condition to the grant or exercisability of all or a portion of an option or SAR or (ii) during the applicable Restriction Period or Performance Period as a condition to the vesting of the holder’s interest, in the case of a Restricted Stock Award, of the shares of Common Stock subject to such award, or, in the case of a Restricted Stock Unit Award, Other Stock Award or Performance Award, to the holder’s receipt of the shares of Common Stock subject to such award or of payment with respect to such award. Such criteria and objectives may include one or more corporate-wide or subsidiary, division, line of business, project, geographic or individual measures, including without limitation, any of the following: the attainment by a share of Common Stock of a specified Fair Market Value for a specified period of time, earnings per share, return to stockholders (including dividends), return on assets, return on equity, earnings of the Company before or after taxes and/or interest, EBITDA, revenues, market share, cash flow or cost reduction goals, interest expense after taxes, return on investment, return on investment capital, economic value created, gross margin, operating margin, net income before or after taxes, pretax earnings before interest, depreciation and amortization, pretax operating earnings after interest expense and before incentives and/or extraordinary or special items, operating earnings, net cash provided by operations, and strategic business criteria, consisting of one or more objectives based on meeting specified market penetration, geographic business expansion goals, cost targets, customer satisfaction, reductions in errors and omissions, reductions in lost business, management of employment practices and employee benefits, supervision of litigation and information technology, quality and quality audit scores, and goals relating to acquisitions or divestitures, any combination of the foregoing, or such other goals as the Committee may determine (whether or not listed herein). Each such goal may be expressed on an absolute or relative basis and may include comparisons based on current internal targets, the past performance of the Company (including the performance of one or more subsidiaries, divisions, or operating units) or the past or current performance of other companies (or a combination of such past and current performance). In addition to the ratios specifically enumerated above, performance goals may include comparisons relating to capital (including, but not limited to, the cost of capital), shareholders’ equity, shares outstanding, assets or net assets, sales, or any combination thereof. The applicable performance measures may be applied on a pre- or post-tax basis and may be adjusted to include or exclude any components of any performance measure, special charges such as restructuring or impairment charges, debt refinancing costs, extraordinary or noncash items, unusual, nonrecurring, infrequently occurring or one-time events affecting the Company or its financial statements or changes in law or accounting principles (“Adjustment Events”). In the sole discretion of the Committee, the Committee may amend or adjust the Performance Measures, the performance results or other terms and conditions of an outstanding award. Performance goals shall be subject to such other special rules and conditions as the Committee may establish at any time.

“Performance Option” shall mean an Incentive Stock Option or Nonqualified Stock Option, the grant of which or the exercisability of all or a portion of which is contingent upon the attainment of specified Performance Measures within a specified Performance Period.

“Performance Period” shall mean any period designated by the Committee during which (i) the Performance Measures applicable to an award shall be measured and (ii) the conditions to vesting applicable to an award shall remain in effect.

“Prior Plan” shall mean the IHOP Corp. 2001 Stock Incentive Plan, as amended and restated, the DineEquity, Inc. 2011 Stock Incentive Plan, the Dine Brands Global, Inc. 2016 Stock Incentive Plan, and each other equity plan maintained by the Company under which awards are outstanding as of the effective date of this Plan.

“Restricted Stock” shall mean shares of Common Stock which are subject to a Restriction Period and which may, in addition thereto, be subject to the attainment of specified Performance Measures within a specified Performance Period.

“Restricted Stock Award” shall mean an award of Restricted Stock under this Plan.

“Restricted Stock Unit” shall mean a right to receive one share of Common Stock or, in lieu thereof and to the extent set forth in the applicable Agreement, the Fair Market Value of such share of Common Stock in cash, which shall be contingent upon the expiration of a specified Restriction Period and which may, in addition thereto, be contingent upon the attainment of specified Performance Measures within a specified Performance Period.

“Restricted Stock Unit Award” shall mean an award of Restricted Stock Units under this Plan.

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“Restriction Period” shall mean any period designated by the Committee during which (i) the Common Stock subject to a Restricted Stock Award may not be sold, transferred, assigned, pledged, hypothecated or otherwise encumbered or disposed of, except as provided in this Plan or the Agreement relating to such award, or (ii) the conditions to vesting applicable to a Restricted Stock Unit Award or Other Stock Award shall remain in effect.

“Retirement” shall mean (i) in the case of an employee, a termination of employment with the Company (A) with combined age and years of service with the Company equal to or greater than 70 or (B) that is otherwise characterized as a Retirement with the written consent of the Committee in its sole discretion, and (ii) in the case of a Non-Employee Director, the Non-Employee Director’s departure or termination from the Board for any reason other than cause, as determined by the Committee, provided that such Non-Employee Director has served at least five (5) years as a member of the Board. The decision of the Committee shall be final and conclusive.

“SAR” shall mean a stock appreciation right which may be a Free-Standing SAR or a Tandem SAR.

“Stock Award” shall mean a Restricted Stock Award, a Restricted Stock Unit Award or an Other Stock Award.

“Subsidiary” shall mean any corporation, limited liability company, partnership, joint venture or similar entity in which the Company owns, directly or indirectly, an equity interest possessing more than 50% of the combined voting power of the total outstanding equity interests of such entity.

“Tandem SAR” shall mean an SAR which is granted in tandem with, or by reference to, an option (including a Nonqualified Stock Option granted prior to the date of grant of the SAR), which entitles the holder thereof to receive, upon exercise of such SAR and surrender or cancellation of all or a portion of such option, shares of Common Stock (which may be Restricted Stock) with an aggregate value equal to the excess of the Fair Market Value of one share of Common Stock on the date of exercise over the base price of such SAR, multiplied by the number of shares of Common Stock subject to such option, or portion thereof, which is surrendered.

“Tax Date” shall have the meaning set forth in Section 5.5.

“Ten Percent Holder” shall have the meaning set forth in Section 2.1(a).

1.3            Administration. This Plan shall be administered by the Committee. Any one or a combination of the following awards may be made under this Plan to eligible persons: (i) options to purchase shares of Common Stock in the form of Incentive Stock Options or Nonqualified Stock Options (which may include Performance Options), (ii) SARs in the form of Tandem SARs or Free-Standing SARs, (iii) Stock Awards in the form of Restricted Stock, Restricted Stock Units or Other Stock Awards and (iv) Performance Awards. The Committee shall, subject to the terms of this Plan, select eligible persons for participation in this Plan and determine the form, amount and timing of each award to such persons and, if applicable, the number of shares of Common Stock, the dollar value subject to a Performance Award, the exercise price or base price associated with the award, the time and conditions of exercise or settlement of the award and all other terms and conditions of the award, including, without limitation, the form of the Agreement evidencing the award. The Committee may, in its sole discretion and for any reason at any time take action such that (i) any or all outstanding options and SARs shall become exercisable in part or in full, (ii) all or a portion of the Restriction Period applicable to any outstanding awards shall lapse, (iii) all or a portion of the Performance Period applicable to any outstanding awards shall lapse and (iv) the Performance Measures (if any) applicable to any outstanding award shall be deemed to be satisfied at the target, maximum or any other level. The Committee shall, subject to the terms of this Plan, interpret this Plan and the application thereof, establish rules and regulations it deems necessary or desirable for the administration of this Plan and may impose, incidental to the grant of an award, conditions with respect to the award, such as limiting competitive employment or other activities. All such interpretations, rules, regulations and conditions shall be conclusive and binding on all parties.

The Committee may delegate some or all of its power and authority hereunder to the Board (or any members thereof) or, subject to applicable law, to the Chief Executive Officer or other executive officer of the Company as the Committee deems appropriate; provided, however, that the Committee may not delegate its power and authority to the Chief Executive Officer or other executive officer of the Company with regard to the selection for participation in this Plan of an officer, director or other person subject to Section 16 of the Exchange Act or decisions concerning the timing, pricing or amount of an award to such an officer, director or other person.

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No member of the Board or Committee, and neither the Chief Executive Officer nor any other executive officer to whom the Committee delegates any of its power and authority hereunder, shall be liable for any act, omission, interpretation, construction or determination made in connection with this Plan in good faith, and the members of the Board and the Committee and the Chief Executive Officer or other executive officer shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including attorneys’ fees) arising therefrom to the full extent permitted by law (except as otherwise may be provided in the Company’s Certificate of Incorporation and/or By-laws) and under any directors’ and officers’ liability insurance that may be in effect from time to time.

1.4            Eligibility. Participants in this Plan shall consist of such officers, other employees, Non-Employee Directors, independent contractors, and persons expected to become officers, other employees, Non-Employee Directors and independent contractors of the Company and its Subsidiaries as the Committee in its sole discretion may select from time to time. The Committee’s selection of a person to participate in this Plan at any time shall not require the Committee to select such person to participate in this Plan at any other time. For purposes of this Plan, references to employment by the Company shall also mean employment by a Subsidiary, and references to employment shall include service as a Non-Employee Director or independent contractor. The Committee shall determine in its sole discretion the extent to which a participant shall be considered employed during an approved leave of absence.

1.5            Shares Available.

(a)    Subject to adjustment as provided in Section 5.7 and to all other limits set forth in this Section 1.5, the number of shares of Common Stock initially available for all awards under this Plan shall be equal to the sum of (i) 2,050,000, (ii) the number of share of Common Stock available for future grants under the Dine Brands Global, Inc. 2016 Stock Incentive Plan immediately prior to the effective date of this Plan, and (iii) any shares of Common Stock subject to an award granted under a Prior Plan that again become available under the Plan pursuant to Section 1.5(b) below. To the extent the Company grants an option or a Free-Standing SAR under the Plan, the number of shares of Common Stock that remain available for future grants under the Plan shall be reduced by an amount equal to the number of shares subject to such option or Free-Standing SAR. To the extent the Company grants a Stock Award or settles a Performance Award in shares of Common Stock, the number of shares of Common Stock that remain available for future grants under the Plan shall be reduced by an amount equal to 4.14 times the number of shares subject to such Stock Award or Performance Award.

(b)    To the extent that shares of Common Stock subject to an outstanding option, SAR or stock award granted under the Plan or a Prior Plan are not issued or delivered by reason of (i) the expiration, termination, cancellation or forfeiture of such award (excluding shares subject to an option cancelled upon settlement in shares of a related tandem SAR or shares subject to a tandem SAR cancelled upon exercise of a related option) or (ii) the settlement of such award in cash, then such shares of Common Stock shall again be available under this Plan; provided, however, that shares of Common Stock subject to an award under this Plan or a Prior Plan shall not again be available for issuance under this Plan if such shares are (x) shares that were subject to an option or an SAR and were not issued or delivered upon the net settlement or net exercise of such option or SAR, (y) shares delivered to or withheld by the Company to pay the exercise price or the withholding taxes related to an outstanding award or (z) shares repurchased by the Company on the open market with the proceeds of an option exercise. The number of shares that again become available pursuant to this paragraph shall be equal to (i) one share for each share subject to an option or Free-Standing SAR described herein and (ii) 4.14 shares for each share subject to a Stock Award or a Performance Award described herein or, if the award was granted under a Prior Plan, at the rate used under such Prior Plan. At the time this Plan becomes effective, none of the shares of Common Stock available for future grant under the Prior Plans shall be available for grant under such Prior Plans or this Plan.

(c)    Shares of Common Stock to be delivered under this Plan shall be made available from authorized and unissued shares of Common Stock, or authorized and issued shares of Common Stock reacquired and held as treasury shares or otherwise or a combination thereof.

The aggregate of (i) the grant date fair value of shares of Common Stock granted during any fiscal year of the Company to any Non-Employee Director and (ii) the amount of the cash retainers or other compensation paid during such fiscal year to such Non-Employee Director shall not exceed $700,000; provided, however, that the limit set forth in this sentence shall be multiplied by two in the year in which a Non-Employee Director commences service on the Board.

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1.6            Minimum Vesting Requirements. No award granted under the Plan shall become exercisable or vested prior to the one-year anniversary of the date of grant; provided, however, that, such restriction shall not apply to awards granted under this Plan with respect to the number of shares of Common Stock which, in the aggregate, does not exceed five percent (5%) of the total number of shares initially available for awards under this Plan. This Section 1.6 shall not restrict the right of the Committee to provide for the acceleration or continued vesting or exercisability of an award upon or after a Change in Control or termination of employment or otherwise pursuant to Section 1.3 of the Plan.

II. STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

2.1            Stock Options. The Committee may, in its discretion, grant options to purchase shares of Common Stock to such eligible persons as may be selected by the Committee. Each option, or portion thereof, that is not an Incentive Stock Option, shall be a Nonqualified Stock Option. To the extent that the aggregate Fair Market Value (determined as of the date of grant) of shares of Common Stock with respect to which options designated as Incentive Stock Options are exercisable for the first time by a participant during any calendar year (under this Plan or any other plan of the Company, or any parent or Subsidiary) exceeds the amount (currently $100,000) established by the Code, such options shall constitute Nonqualified Stock Options.

Options may be granted in addition to, or in lieu of, any other compensation payable to officers, other employees, directors, and independent contractors, and in all cases shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable:

(a)    Number of Shares and Purchase Price. The number of shares of Common Stock subject to an option and the purchase price per share of Common Stock purchasable upon exercise of the option shall be determined by the Committee; provided, however, that the purchase price per share of Common Stock purchasable upon exercise of a Nonqualified Stock Option or an Incentive Stock Option shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant of such option; provided further, that if an Incentive Stock Option shall be granted to any person who, at the time such option is granted, owns capital stock possessing more than 10 percent of the total combined voting power of all classes of capital stock of the Company (or of any parent or Subsidiary) (a “Ten Percent Holder”), the purchase price per share of Common Stock shall not be less than the price (currently 110% of Fair Market Value) required by the Code in order to constitute an Incentive Stock Option.

(b)    Option Period and Exercisability. The period during which an option may be exercised shall be determined by the Committee; provided, however, that no option shall be exercised later than 10 years after its date of grant; provided further, that if an Incentive Stock Option shall be granted to a Ten Percent Holder, such option shall not be exercised later than five years after its date of grant. The Committee may, in its discretion, determine that an option is to be granted as a Performance Option and may establish an applicable Performance Period and Performance Measures which shall be satisfied or met as a condition to the grant of such option or to the exercisability of all or a portion of such option. The Committee shall determine whether an option shall become exercisable in cumulative or non-cumulative installments and in part or in full at any time. An exercisable option, or portion thereof, may be exercised only with respect to whole shares of Common Stock.

(c)    Method of Exercise. An option may be exercised (i) by giving written notice to the Company specifying the number of whole shares of Common Stock to be purchased and accompanying such notice with payment therefor in full (or arrangement made for such payment to the Company’s satisfaction) either (A) in cash, (B) by delivery (either actual delivery or by attestation procedures established by the Company) of shares of Common Stock having a Fair Market Value, determined as of the date of exercise, equal to the aggregate purchase price payable by reason of such exercise, (C) authorizing the Company to withhold whole shares of Common Stock which would otherwise be delivered having an aggregate Fair Market Value, determined as of the date of exercise, equal to the amount necessary to satisfy such obligation, (D) in cash by a broker-dealer acceptable to the Company to whom the optionee has submitted an irrevocable notice of exercise or (E) a combination of (A), (B) and (C), in each case to the extent set forth in the Agreement relating to the option, (ii) if applicable, by surrendering to the Company any Tandem SARs which are cancelled by reason of the exercise of the option and (iii) by executing such documents as the Company may reasonably request. Any fraction of a share of Common Stock which would be required to pay such purchase price shall be disregarded and the remaining amount due shall be paid in cash by the optionee. No shares of Common Stock shall be issued and no certificate representing Common Stock shall be delivered until the full purchase price therefor and any withholding taxes thereon, as described in Section 5.5, have been paid (or arrangement made for such payment to the Company’s satisfaction).

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2.2            Stock Appreciation Rights. The Committee may, in its discretion, grant SARs to such eligible persons as may be selected by the Committee. The Agreement relating to an SAR shall specify whether the SAR is a Tandem SAR or a Free-Standing SAR.

SARs shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable:

(a)    Number of SARs and Base Price. The number of SARs subject to an award shall be determined by the Committee. Any Tandem SAR related to an Incentive Stock Option shall be granted at the same time that such Incentive Stock Option is granted. The base price of a Tandem SAR shall be the purchase price per share of Common Stock of the related option. The base price of a Free-Standing SAR shall be determined by the Committee; provided, however, that such base price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant of such SAR.

(b)    Exercise Period and Exercisability. The period for the exercise of an SAR shall be determined by the Committee; provided, however, that (i) no Tandem SAR shall be exercised later than the expiration, cancellation, forfeiture or other termination of the related option and (ii) no Free-Standing SAR shall be exercised later than 10 years after its date of grant. The Committee may, in its discretion, establish Performance Measures which shall be satisfied or met as a condition to the grant of an SAR or to the exercisability of all or a portion of an SAR. The Committee shall determine whether an SAR may be exercised in cumulative or non-cumulative installments and in part or in full at any time. An exercisable SAR, or portion thereof, may be exercised, in the case of a Tandem SAR, only with respect to whole shares of Common Stock and, in the case of a Free-Standing SAR, only with respect to a whole number of SARs. If an SAR is exercised for shares of Restricted Stock, a certificate or certificates representing such Restricted Stock shall be issued in accordance with Section 3.2(c), or such shares shall be transferred to the holder in book entry form with restrictions on the Shares duly noted, and the holder of such Restricted Stock shall have such rights of a stockholder of the Company as determined pursuant to Section 3.2(d). Prior to the exercise of an SAR, the holder of such SAR shall have no rights as a stockholder of the Company with respect to the shares of Common Stock subject to such SAR.

(c)    Method of Exercise. A Tandem SAR may be exercised (i) by giving written notice to the Company specifying the number of whole SARs which are being exercised, (ii) by surrendering to the Company any options which are cancelled by reason of the exercise of the Tandem SAR and (iii) by executing such documents as the Company may reasonably request. A Free-Standing SAR may be exercised (A) by giving written notice to the Company specifying the whole number of SARs which are being exercised and (B) by executing such documents as the Company may reasonably request.

2.3            Termination of Employment or Service. Except as set forth in the applicable award Agreement, each option and SAR shall be exercisable following a participant’s termination of employment or service with the Company in accordance with this Section 2.3:

(a)    Termination by Death. If a participant’s employment with or service to the Company terminates by reason of his or her death, the options or SARs held by such participant shall become fully vested and exercisable and thereafter may be exercised by the legal representative of the estate or by the legatee of the participant under the will of the participant, for a period of twelve (12) months (or such shorter period as the Committee shall specify at grant) from the date of such death or until the expiration of the stated term of such option or SAR, whichever period is shorter.

(b)    Termination by Reason of Disability. If a participant’s employment or service is terminated by the Company by reason of Disability, any option or SAR held by such participant shall become fully vested and exercisable and thereafter may be exercised for a period of twelve (12) months (or such shorter period as the Committee shall specify at grant) from the date of such termination of employment or service or until the expiration of the stated term of such option or SAR, whichever period is shorter, provided, however, that, if the participant dies within such twelve-month period (or such shorter period as the Committee shall specify at grant) and prior to the expiration of the stated term of such option or SAR, any unexercised option and SAR held by such participant shall thereafter be exercisable for a period of twelve (12) months (or such shorter period as the Committee shall specify at grant) from the time of death or until the expiration of the stated term of such option or SAR, whichever period is shorter. In the event of a termination of employment or service by reason of Disability, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such option will thereafter be treated as a Nonqualified Stock Option.

(c)    Termination by Reason of Retirement. If an employee’s employment with the Company terminates by reason of Retirement, any option or SAR held by such retired employee thereafter may be exercised, to the extent it was

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exercisable at the time of such termination (or on such accelerated basis as the Committee shall determine at or after the time of grant), for a period of twelve (12) months (or such shorter period as the Committee shall specify at grant) from the date of Retirement or until the expiration of the stated term of such option or SAR, whichever period is shorter. If a Non-Employee Director’s service on the Board terminates by reason of Retirement, any option or SAR held by such retired Non-Employee Director shall become fully vested and exercisable and thereafter may be exercised for a period of twelve (12) months from the date of Retirement or until the expiration of the stated term of such option or SAR, whichever period is shorter.

(d)    Other Termination. Except as otherwise provided in this paragraph or otherwise determined by the Committee, if a participant’s employment or service with the Company terminates for any reason other than death, Disability or Retirement, any option or SAR held by such participant thereafter may be exercised, to the extent it was exercisable at the time of such termination (or on an such accelerated basis as the Committee shall determine at or after the time of grant) until the earlier to occur of (A) three months from the date of such termination or (B) the expiration of such option’s or SAR’s stated term.

2.4            No Repricing. The Committee shall not, without the approval of the stockholders of the Company, (i) reduce the exercise price or base price of any previously granted option or SAR, (ii) cancel any previously granted option or SAR in exchange for another option or SAR with a lower exercise price or base price or (iii) cancel any previously granted option or SAR in exchange for cash or another award if the exercise price of such option or the base price of such SAR exceeds the Fair Market Value of a share of Common Stock on the date of such cancellation, in each case, other than in connection with a Change in Control or the adjustment provisions set forth in Section 5.7.

2.5            No Dividend Equivalents. Notwithstanding anything in an Agreement to the contrary, the holder of an option or SAR shall not be entitled to receive dividend equivalents with respect to the number of shares of Common Stock subject to such option or SAR.

III. STOCK AWARDS

3.1            Stock Awards. The Committee may, in its discretion, grant Stock Awards to such eligible persons as may be selected by the Committee. The Agreement relating to a Stock Award shall specify whether the Stock Award is a Restricted Stock Award, a Restricted Stock Unit Award or, in the case of an Other Stock Award, the type of award being granted.

3.2            Terms of Restricted Stock Awards. Restricted Stock Awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable.

(a)    Number of Shares and Other Terms. The number of shares of Common Stock subject to a Restricted Stock Award and the Restriction Period, Performance Period (if any) and Performance Measures (if any) applicable to a Restricted Stock Award shall be determined by the Committee.

(b)    Vesting and Forfeiture. The Agreement relating to a Restricted Stock Award shall provide, in the manner determined by the Committee, in its discretion, and subject to the provisions of this Plan, for the vesting of the shares of Common Stock subject to such award (i) if the holder of such award remains continuously in the employment of the Company during the specified Restriction Period and (ii) if specified Performance Measures (if any) are satisfied or met during a specified Performance Period, and for the forfeiture of the shares of Common Stock subject to such award (x) if the holder of such award does not remain continuously in the employment of the Company during the specified Restriction Period or (y) if specified Performance Measures (if any) are not satisfied or met during a specified Performance Period.

(c)    Stock Issuance. During the Restriction Period, the shares of Restricted Stock shall be held by a custodian in book entry form with restrictions on such shares duly noted or, alternatively, a certificate or certificates representing a Restricted Stock Award shall be registered in the holder’s name and may bear a legend, in addition to any legend which may be required pursuant to Section 5.6, indicating that the ownership of the shares of Common Stock represented by such certificate is subject to the restrictions, terms and conditions of this Plan and the Agreement relating to the Restricted Stock Award. All such certificates shall be deposited with the Company, together with stock powers or other instruments of assignment (including a power of attorney), each endorsed in blank with a guarantee of signature if deemed necessary or appropriate, which would permit transfer to the Company of all or a portion of the shares of Common Stock subject to the

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Restricted Stock Award in the event such award is forfeited in whole or in part. Upon termination of any applicable Restriction Period (and the satisfaction or attainment of applicable Performance Measures), subject to the Company’s right to require payment of any taxes in accordance with Section 5.5, the restrictions shall be removed from the requisite number of any shares of Common Stock that are held in book entry form, and all certificates evidencing ownership of the requisite number of shares of Common Stock shall be delivered to the holder of such award.

(d)    Rights with Respect to Restricted Stock Awards. Unless otherwise set forth in the Agreement relating to a Restricted Stock Award, and subject to the terms and conditions of a Restricted Stock Award, the holder of such award shall have all rights as a stockholder of the Company, including, but not limited to, voting rights, the right to receive dividends and the right to participate in any capital adjustment applicable to all holders of Common Stock; provided, however, that any dividend or distribution with respect to shares of Common Stock that are subject to vesting conditions shall be deposited with the Company and shall be subject to the same restrictions as the shares of Common Stock with respect to which such dividend or distribution was made.

3.3            Terms of Restricted Stock Unit Awards. Restricted Stock Unit Awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable.

(a)    Number of Shares and Other Terms. The number of shares of Common Stock subject to a Restricted Stock Unit Award, including the number of shares that are earned upon the attainment of any specified Performance Measures, and the Restriction Period, Performance Period (if any) and Performance Measures (if any) applicable to a Restricted Stock Unit Award shall be determined by the Committee.

(b)    Vesting and Forfeiture. The Agreement relating to a Restricted Stock Unit Award shall provide, in the manner determined by the Committee, in its discretion, and subject to the provisions of this Plan, for the vesting of such Restricted Stock Unit Award (i) if the holder of such award remains continuously in the employment of the Company during the specified Restriction Period and (ii) if specified Performance Measures (if any) are satisfied or met during a specified Performance Period, and for the forfeiture of the shares of Common Stock subject to such award (x) if the holder of such award does not remain continuously in the employment of the Company during the specified Restriction Period or (y) if specified Performance Measures (if any) are not satisfied or met during a specified Performance Period.

(c)    Settlement of Vested Restricted Stock Unit Awards. The Agreement relating to a Restricted Stock Unit Award shall specify (i) whether such award may be settled in shares of Common Stock or cash or a combination thereof and (ii) whether the holder thereof shall be entitled to receive dividend equivalents, and, if determined by the Committee, interest on, or the deemed reinvestment of, any dividend equivalents, with respect to the number of shares of Common Stock subject to such award. Any dividend equivalents with respect to Restricted Stock Units that are subject to vesting conditions shall be subject to the same restrictions as the Restricted Stock Units to which such dividend equivalents relate. Prior to the settlement of a Restricted Stock Unit Award, the holder of such award shall have no rights as a stockholder of the Company with respect to the shares of Common Stock subject to such award.

3.4            Other Stock Awards. Subject to the limitations set forth in the Plan, the Committee is authorized to grant other awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, shares of Common Stock, including without limitation shares of Common Stock granted as a bonus and not subject to any vesting conditions, dividend equivalents, deferred stock units, stock purchase rights and shares of Common Stock issued in lieu of obligations of the Company to pay cash under any compensatory plan or arrangement, subject to such terms as shall be determined by the Committee. The Committee shall determine the terms and conditions of such awards, which may include the right to elective deferral thereof, subject to such terms and conditions as the Committee may specify in its discretion. Any distribution, dividend or dividend equivalents with respect to Other Stock Awards that are subject to vesting conditions shall be subject to the same vesting conditions as the underlying awards.

3.5            Termination of Employment or Service. All of the terms relating to the satisfaction of Performance Measures and the termination of the Restriction Period or Performance Period relating to a Stock Award, or any forfeiture and cancellation of such award upon a termination of employment or service with the Company of the holder of such award shall be determined by the Committee and set forth in the applicable award Agreement. Notwithstanding the foregoing, except as provided in the applicable award Agreement, (i) if an employee’s employment with the Company terminates due to Disability

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or death, all Stock Awards held by such employee shall become fully vested and (ii) if a Non-Employee Director’s service on the Board terminates due to Retirement, Disability or death, all Stock Awards held by such Non-Employee Director shall become fully vested.

IV. PERFORMANCE AWARDS

4.1            Performance Awards. The Committee may, in its discretion, grant Performance Awards to such eligible persons as may be selected by the Committee.

4.2            Terms of Performance Awards. Performance Awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable.

(a)    Value of Performance Awards and Performance Measures. The method of determining the value of the Performance Award and the Performance Measures and Performance Period applicable to a Performance Award shall be determined by the Committee.

(b)    Vesting and Forfeiture. The Agreement relating to a Performance Award shall provide, in the manner determined by the Committee, in its discretion, and subject to the provisions of this Plan, for the vesting of such Performance Award if the specified Performance Measures are satisfied or met during the specified Performance Period and for the forfeiture of such award if the specified Performance Measures are not satisfied or met during the specified Performance Period.

(c)    Settlement of Vested Performance Awards. The Agreement relating to a Performance Award shall specify (i) whether such award may be settled in shares of Common Stock (including shares of Restricted Stock) or cash or a combination thereof and (ii) whether the holder thereof shall be entitled to receive dividend equivalents, and, if determined by the Committee, interest on, or the deemed reinvestment of, any dividend equivalents, with respect to the number of shares of Common Stock subject to such award. Any dividend equivalents with respect to shares of Common Stock subject to a Performance Award that is subject to vesting conditions shall be subject to the same restrictions as the shares of Common Stock to which such dividend equivalents relate. If a Performance Award is settled in shares of Restricted Stock, such shares of Restricted Stock shall be issued to the holder in book entry form or a certificate or certificates representing such Restricted Stock shall be issued in accordance with Section 3.2(c) and the holder of such Restricted Stock shall have such rights as a stockholder of the Company as determined pursuant to Section 3.2(d). Prior to the settlement of a Performance Award in shares of Common Stock, including Restricted Stock, the holder of such award shall have no rights as a stockholder of the Company.

4.3            Termination of Employment or Service. All of the terms relating to the satisfaction of Performance Measures and the termination of the Performance Period relating to a Performance Award, or any forfeiture and cancellation of such award upon a termination of employment or service with the Company of the holder of such award, whether by reason of Retirement, Disability, death or any other reason, shall be determined by the Committee and set forth in the applicable award Agreement.

V. GENERAL

5.1            Effective Date and Term of Plan. This Plan was adopted by the Board on March 11, 2019 and shall be submitted to the stockholders of the Company for approval at the Company’s 2019 annual meeting of stockholders. If approved by the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at such annual meeting of stockholders, the Plan shall become effective as of the date on which the Plan is approved by stockholders. This Plan shall terminate as of the first annual meeting of the Company’s stockholders to occur on or after the tenth anniversary of its effective date, unless terminated earlier by the Board. Termination of this Plan shall not affect the terms or conditions of any award granted prior to termination.

Awards hereunder may be made at any time prior to the termination of this Plan, provided that no Incentive Stock Option may be granted later than 10 years after the date on which the Plan was approved by the Board. In the event that this Plan is not approved by the stockholders of the Company, this Plan and any awards hereunder shall be void and of no force or effect.

B-10

2019 PROXY STATEMENT
APPENDIX B

5.2            Amendments. The Board may amend this Plan as it shall deem advisable, subject to any requirement of stockholder approval required by applicable law, rule or regulation, including any rule of the New York Stock Exchange, or any other stock exchange on which shares of Common Stock are traded; provided, however, that no amendment may impair the rights of a holder of an outstanding award without the consent of such holder.

5.3            Agreement. Each award under this Plan shall be evidenced by an Agreement setting forth the terms and conditions applicable to such award. No award shall be valid until an Agreement is executed by the Company and, to the extent required by the Company, the recipient of such award and, upon such execution and delivery of the Agreement to the Company within the time period specified by the Company, such award shall be effective as of the effective date set forth in the Agreement.

5.4            Non-Transferability. No award shall be transferable other than by will, the laws of descent and distribution or pursuant to beneficiary designation procedures approved by the Company or, to the extent expressly permitted in the Agreement relating to such award, to the holder’s family members, a trust or entity established by the holder for estate planning purposes, a charitable organization designated by the holder or pursuant to a qualified domestic relations order. Except to the extent permitted by the foregoing sentence or the Agreement relating to an award, each award may be exercised or settled during the holder’s lifetime only by the holder or the holder’s legal representative or similar person. Except as permitted by the second preceding sentence, no award may be sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law or otherwise) or be subject to execution, attachment or similar process. Upon any attempt to so sell, transfer, assign, pledge, hypothecate, encumber or otherwise dispose of any award, such award and all rights thereunder shall immediately become null and void.

5.5            Tax Withholding. The Company shall have the right to require, prior to the issuance or delivery of any shares of Common Stock or the payment of any cash pursuant to an award made hereunder, payment by the holder of such award of any federal, state, local or other taxes which may be required to be withheld or paid in connection with such award. An Agreement may provide that (i) the Company shall withhold whole shares of Common Stock which would otherwise be delivered to a holder, having an aggregate Fair Market Value determined as of the date the obligation to withhold or pay taxes arises in connection with an award (the “Tax Date”), or withhold an amount of cash which would otherwise be payable to a holder, in the amount necessary to satisfy any such obligation or (ii) the holder may satisfy any such obligation by any of the following means: (A) a cash payment to the Company, (B) delivery (either actual delivery or by attestation procedures established by the Company) to the Company of previously owned whole shares of Common Stock having an aggregate Fair Market Value, determined as of the Tax Date, equal to the amount necessary to satisfy any such obligation, (C) authorizing the Company to withhold whole shares of Common Stock which would otherwise be delivered having an aggregate Fair Market Value, determined as of the Tax Date, or withhold an amount of cash which would otherwise be payable to a holder, in either case equal to the amount necessary to satisfy any such obligation, (D) in the case of the exercise of an option, a cash payment by a broker-dealer acceptable to the Company to whom the optionee has submitted an irrevocable notice of exercise or (E) any combination of (A), (B) and (C), in each case to the extent set forth in the Agreement relating to the award. Shares of Common Stock to be delivered or withheld may not have an aggregate Fair Market Value in excess of the amount determined by applying the maximum individual statutory tax rate in the employee’s applicable jurisdiction; provided that the Company shall be permitted to limit the number of shares so withheld to a lesser number if necessary, in the judgment of the Committee, to avoid adverse accounting consequences or for administrative convenience. Any fraction of a share of Common Stock which would be required to satisfy such an obligation shall be disregarded and the remaining amount due shall be paid in cash by the holder.

5.6            Restrictions on Shares. Each award made hereunder shall be subject to the requirement that if at any time the Company determines that the listing, registration or qualification of the shares of Common Stock subject to such award upon any securities exchange or under any law, or the consent or approval of any governmental body, or the taking of any other action is necessary or desirable as a condition of, or in connection with, the delivery of shares thereunder, such shares shall not be delivered unless such listing, registration, qualification, consent, approval or other action shall have been effected or obtained, free of any conditions not acceptable to the Company. The Company may require that certificates evidencing shares of Common Stock delivered pursuant to any award made hereunder bear a legend indicating that the sale, transfer or other disposition thereof by the holder is prohibited except in compliance with the Securities Act of 1933, as amended, and the rules and regulations thereunder.

B-11

2019 PROXY STATEMENT
APPENDIX B

5.7            Adjustment. In the event of any equity restructuring (within the meaning of Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation—Stock Compensation) that causes the per share value of shares of Common Stock to change, such as a stock dividend, stock split, spinoff, rights offering or recapitalization through an extraordinary cash dividend, the number and class of securities available under this Plan, the terms of each outstanding option and SAR (including the number and class of securities subject to each outstanding option or SAR and the exercise price or base price per share), the terms of each outstanding Stock Award (including the number and class of securities subject thereto), and the terms of each outstanding Performance Award (including the number and class of securities subject thereto, if applicable), shall be appropriately adjusted by the Committee, such adjustments to be made in the case of outstanding options and SARs in accordance with Section 409A of the Code. In the event of any other change in corporate capitalization, including a merger, consolidation, reorganization, or partial or complete liquidation of the Company, such equitable adjustments described in the foregoing sentence may be made as determined to be appropriate and equitable by the Committee to prevent dilution or enlargement of rights of participants. In either case, the decision of the Committee regarding any such adjustment shall be final, binding and conclusive.

5.8            Change in Control.

(a)    In the event of a “Change in Control,” the Board, as constituted prior to the Change in Control, may, in its discretion:

(1)

require that (i) some or all outstanding options and SARs shall immediately become exercisable in full or in part, (ii) the Restriction Period applicable to some or all outstanding Stock Awards shall lapse in full or in part, (iii) the Performance Period applicable to some or all outstanding awards shall lapse in full or in part, and (iv) the Performance Measures applicable to some or all outstanding awards shall be deemed to be satisfied at the target, maximum or any other level;

(2)

require that shares of capital stock of the corporation resulting from or succeeding to the business of the Company pursuant to such Change in Control, or a parent corporation thereof, be substituted for some or all of the shares of Common Stock subject to an outstanding award, with an appropriate and equitable adjustment to such award as determined by the Board in accordance with Section 5.7; and/or

(3)

require outstanding awards, in whole or in part, to be surrendered to the Company by the holder, and to be immediately cancelled by the Company, and to provide for the holder to receive (i) a cash payment in an amount equal to (A) in the case of an option or an SAR, the number of shares of Common Stock then subject to the portion of such option or SAR surrendered, whether or not vested or exercisable, multiplied by the excess, if any, of the Fair Market Value of a share of Common Stock as of the date of the Change in Control, over the purchase price or base price per share of Common Stock subject to such option or SAR, (B) in the case of a Stock Award, the number of shares of Common Stock then subject to the portion of such award surrendered, whether or not vested, multiplied by the Fair Market Value of a share of Common Stock as of the date of the Change in Control, and (C) in the case of a Performance Award, the value of the Performance Award then subject to the portion of such award surrendered; (ii) shares of capital stock of the corporation resulting from or succeeding to the business of the Company pursuant to such Change in Control, or a parent corporation thereof, having a fair market value not less than the amount determined under clause (i) above; or (iii) a combination of the payment of cash pursuant to clause (i) above and the issuance of shares pursuant to clause (ii) above.

(b)    For purposes of this Plan, a “Change in Control” shall be deemed to have occurred if:

(1)

any “person,” as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company; any trustee or other fiduciary holding securities under an employee benefit plan of the Company; or any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Stock of the Company) is or becomes after the effective date of this Plan the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such person any securities acquired directly from the Company or its affiliates) representing 35% or more of the combined voting power of the Company’s then outstanding securities;

B-12

2019 PROXY STATEMENT
APPENDIX B

(2)

during any period of two consecutive years (not including any period prior to the effective date of this Plan), individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (1), (3) or (4) of this Section 5.8(b)) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof;

(3)

the consummation of a merger or consolidation of the Company with any other corporation, other than (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company, at least 75% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person acquires more than 50% of the combined voting power of the Company’s then outstanding securities;

(4)	the stockholders of the Company approve a plan of complete liquidation of the Company; or

(5)	the sale or disposition by the Company of all or substantially all of the Company’s assets;

provided, that with respect to any nonqualified deferred compensation that becomes payable on account of the Change in Control, the transaction or event described in clause (1), (2), (3), (4) or (5) also constitutes a “change in control event,” as defined in Treasury Regulation §1.409A-3(i)(5) if required in order for the payment not to violate Section 409A of the Code.

5.9            Deferrals. The Committee may determine that the delivery of shares of Common Stock or the payment of cash, or a combination thereof, upon the settlement of all or a portion of any award made hereunder shall be deferred, or the Committee may, in its sole discretion, approve deferral elections made by holders of awards. Deferrals shall be for such periods and upon such terms as the Committee may determine in its sole discretion, subject to the requirements of Section 409A of the Code.

5.10            No Right of Participation, Employment or Service. Unless otherwise set forth in an employment agreement, no person shall have any right to participate in this Plan. Neither this Plan nor any award made hereunder shall confer upon any person any right to continued employment by or service with the Company, any Subsidiary or any affiliate of the Company or affect in any manner the right of the Company, any Subsidiary or any affiliate of the Company to terminate the employment of any person at any time without liability hereunder.

5.11            Rights as Stockholder. No person shall have any right as a stockholder of the Company with respect to any shares of Common Stock or other equity security of the Company which is subject to an award hereunder unless and until such person becomes a stockholder of record with respect to such shares of Common Stock or equity security.

5.12            Designation of Beneficiary. A holder of an award may file with the Company a written designation of one or more persons as such holder’s beneficiary or beneficiaries (both primary and contingent) in the event of the holder’s death or incapacity. To the extent an outstanding option or SAR granted hereunder is exercisable, such beneficiary or beneficiaries shall be entitled to exercise such option or SAR pursuant to procedures prescribed by the Committee. Each beneficiary designation shall become effective only when filed in writing with the Committee during the holder’s lifetime on a form prescribed by the Committee. The spouse of a married holder domiciled in a community property jurisdiction shall join in any designation of a beneficiary other than such spouse. The filing with the Committee of a new beneficiary designation shall cancel all previously filed beneficiary designations. If a holder fails to designate a beneficiary, or if all designated beneficiaries of a holder predecease the holder, then each outstanding award held by such holder, to the extent vested or exercisable, shall be payable to or may be exercised by such holder’s executor, administrator, legal representative or similar person.

B-13

2019 PROXY STATEMENT
APPENDIX B

5.13            Awards Subject to Clawback. The awards granted under this Plan and any cash payment or shares of Common Stock delivered pursuant to such an award are subject to forfeiture, recovery by the Company or other action pursuant to the applicable award Agreement or any clawback or recoupment policy which the Company may adopt from time to time, including without limitation any such policy which the Company may be required to adopt under the Dodd-Frank Wall Street Reform and Consumer Protection Act and implementing rules and regulations thereunder, or as otherwise required by law.

5.14            Governing Law. This Plan, each award hereunder and the related Agreement, and all determinations made and actions taken pursuant thereto, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of Delaware and construed in accordance therewith without giving effect to principles of conflicts of laws.

5.15            Foreign Employees. Without amending this Plan, the Committee may grant awards to eligible persons who are foreign nationals on such terms and conditions different from those specified in this Plan as may in the judgment of the Committee be necessary or desirable to foster and promote achievement of the purposes of this Plan and, in furtherance of such purposes the Committee may make such modifications, amendments, procedures, subplans and the like as may be necessary or advisable to comply with provisions of laws in other countries or jurisdictions in which the Company or its Subsidiaries operates or has employees.

B-14

2019 PROXY STATEMENT
APPENDIX C

Appendix C

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(In thousands, except per share amounts)

This proxy statement includes references to the Corporation’s non-GAAP financial measures “adjusted net income available to common stockholders per diluted share (AEPS or adjusted EPS).” Management may use non-GAAP financial measures along with the corresponding U.S. GAAP measures to evaluate the performance of the business and to make certain business decisions. Additionally, adjusted EPS is one of the metrics used in determining payouts under the Corporation’s annual cash incentive plan. Management believes that non-GAAP financial measures provide additional meaningful information that should be considered when assessing the business and the Corporation’s performance compared to prior periods and the marketplace. Adjusted EPS is supplemental non-GAAP financial measures and should not be considered in isolation or as a substitute for measures of performance prepared in accordance with U.S. GAAP.

C-1

2019 PROXY STATEMENT
APPENDIX C

Reconciliation of net income (loss) available to common stockholders to net income (loss) available to common stockholders, as adjusted for the following items: closure and other impairment charges; executive separation costs; amortization of intangible assets; non-cash interest expense; gain or loss on disposition of assets; debt financing costs; business acquisition costs; the combined tax effect of the preceding adjustments; and other tax-related adjustments, as well as related per share data:

	Twelve Months Ended December 31,

	2018	2017

		(as adjusted)

Net income (loss) available to common stockholders, as reported	$77,643	$(335,982)

Impairment of goodwill and intangible assets	—	531,634

Closure and other impairment charges	2,107	3,968

Executive separation costs	—	8,782

Amortization of intangible assets	10,105	10,009

Non-cash interest expense	3,792	3,364

Loss (gain) on disposition of assets	(625)	(6,249)

Debt refinancing costs	2,523	—

Business acquisition costs	1,114	—

Income tax provision	(4,944)	(73,444)

Deferred tax impact of tax rate change	—	(66,519)

Income tax adjustments(1)	4,434	5,426

Net (income) loss allocated to unvested participating restricted stock	(631)	(8,508)

Net income (loss) available to common stockholders, as adjusted	$95,518	$72,481

Diluted net income (loss) available to common stockholders per share:

Net income (loss) available to common stockholders, as reported	$4.37	$(18.96)

Impairment of goodwill and intangible assets	—	26.25

Closure and other impairment charges	0.09	0.14

Executive separation costs	—	0.31

Amortization of intangible assets	0.42	0.35

Non-cash interest expense	0.16	0.12

Loss (gain) on disposition of assets	(0.03)	(0.22)

Debt refinancing costs	0.10	—

Business acquisition costs	0.05	—

Deferred tax impact of tax rate change	—	(3.75

Income tax adjustments(1)	0.25	0.31

Net (income) loss allocated to unvested participating restricted stock	(0.04)	(0.48)

Rounding	—	0.02

Diluted net income (loss) available to common stockholders per share, as adjusted	$5.37	$4.09

Numerator for basic EPS-income available to common stockholders, as adjusted	$95,518	$72,481

Effect of unvested participating restricted stock using the two-class method	25	—

Numerator for diluted EPS-income available to common stockholders after assumed conversions, as adjusted	$95,543	$72,481

Denominator for basic EPS-weighted-average shares	17,533	17,725

Dilutive effect of stock options	256	15

Denominator for diluted EPS-weighted-average shares and assumed conversions	17,789	17,740

(1)

2018: Charges related to adjustments resulting from IRS audits for tax years 2011 through 2013; 2017: Unrecognized tax benefits related to domestic manufacturing deduction taken in years prior to 2017.

C-2

ENDORSEMENT_LINE_ SACKPACK 000004 000000000.000000 ext 000000000.000000 ext C123456789 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD6 Preliminary Proxy Card Subject to Completion Your vote matters - here's how to vote! You may vote online or by phone instead of mailing this card. Votes submitted electronically must be received by 11:59pm. Eastern Time on May 13, 2019. Online Go to www.envisionreports.com/DIN or scan the QR code - login details are located in the shaded bar below. Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/DIN Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. 2019 Annual Meeting Proxy Card 1234 5678 9012 345 IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. A Proposals - The Board of Directors recommend a vote FOR all the nominees listed and A FOR Proposals 1, 3, 4 and 5. 1. Approval and adoption of amendments to Restated Certificate of Incorporation to declassify the Board of Directors and make related changes. For Against Abstain 2. Election of Class I Directors: 01 - Howard M. Berk 04 - Gilbert T. Ray 02 - Daniel J. Brestle 03 - Caroline W. Nahas 3. Ratification of the appointment of Ernst & Young LLP as the Corporation's independent auditor for the fiscal year ending December 31, 2019. 4. Approval, on an advisory basis, of the compensation of the Corporation's named executive officers. 5. Approval of the Dine Brands Global, Inc. 2019 Stock Incentive Plan. B Authorized Signatures - This section must be completed for your vote to count. Please date and sign below. Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) - Please print date below. Signature 1 - Please keep signature within the box. Signature 2 - Please keep signature within the box. C 1234567890 J N T MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

2019 Annual Meeting Admission Ticket 2019 Annual Meeting of Stockholders Dine Brands Global, Inc. Tuesday, May 14, 2019 at 8:00 a.m. Local Time Dine Brands Global, Inc. 450 North Brand Boulevard Glendale, California 91203 Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Shareholders. The material is available at: www.envisionreports.com/DIN Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/DIN IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE Dine Brands Global, Inc. Notice of 2019 Annual Meeting of Stockholders Proxy Solicited by Board of Directors for Annual Meeting - May 14, 2019 Preliminary Proxy Card Subject to Completion Stephen P. Joyce and Bryan R. Adel, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Dine Brands Global, Inc. to be held on May 14, 2019 or at any postponement or adjournment thereof. Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR the election of the Board of Directors and FOR items 1, 3, 4 and 5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. (Items to be voted appear on reverse side) C Non-Voting Items Change of Address - Please print new address below. Comments - Please print your comments below.
Upon arrival, please present this admission ticket and photo identification at the registration desk.